--------------------------------------------------------------------------------
SMALL CAP STOCK PORTFOLIO                           For the Period ended 6/30/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

MARKET REVIEW
The Russell 2000 Index returned 3.04% for the six months ended June 30, 2000, outperforming the S&P 500 Index's -0.42% return for the same period. During the first half of the year, small cap value companies (+5.85%) topped small cap growth companies (+1.22%), and volatility figured as one of the main stories in almost every asset class. Small cap stocks charged into year 2000 fueled by strong performance at the end of 1999. During the first quarter, small caps (+7.08%) outperformed large caps (+2.29%) by a considerable margin. Investors continued to have a healthy appetite for tech-related names -- as the strong global economy charged along -- and growth stocks set the pace, as the Russell 2000 Growth (+9.28%) topped the Russell 2000 Value (+3.82%). However, the sharp pull back in technology, communications and biotech shares in March, April and May erased much of the progress made earlier in the year. The second quarter represented a reversal of fortune, as small company stocks (-3.78%) lagged large company stocks (-2.66%), and the Russell 2000 Value (+1.95%) outperformed the Russell 2000 Growth (-7.37%). The market responded somewhat nervously to mixed economic data, and reacted severely to earnings disappointments, during the second quarter. Though volatility did not halt rampant M&A activity or the flow of assets into small cap funds, it had a serious impact on the number of IPO deals, as a number of companies delayed their scheduled debuts for fear of an unfavorable reception.

PORTFOLIO REVIEW
The Portfolio lagged its benchmark for the six months ended June 30, 2000. Both stock selection and sector allocation detracted from return as the portfolio underperformed in ten of seventeen sectors. Holdings that had the most positive impact on performance included Human Genome Sciences (pharmaceuticals), Power-One (hardware) and Exar Corp (software). Holdings that had the most negative impact on performance included Checkfree Holdings (capital markets), Mediaplex (services) and Geon Co. (industrial cyclical). The Portfolio's holdings in the (i) pharmaceuticals, (ii) finance and (iii) consumer cyclical sectors contributed most to overall return, while holdings in the (i) software & services, (ii) services and (iii) health services & systems sectors were detractors.

OUTLOOK
We believe that volatility will be a fixture in the small cap market, particularly in high growth sectors like technology, services, biotech and communications. We also expect to see the market broaden as more sectors of the economy achieve positive results. For this reason we believe that multi-sector exposure, which positions the Portfolio to participate in a broad market rally, remains the most prudent approach for this core strategy.

DENISE E. HIGGINS
STEPHEN J. RICH
Portfolio Managers
J.P. Morgan Investment Management Inc.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                         % of net assets
--------------------------------------------------------
 1.        Human Genome Sciences Inc.       1.6
--------------------------------------------------------
 2.        Advanced Fibre Communication     1.3
--------------------------------------------------------
 3.        Exar                             1.3
--------------------------------------------------------
 4.        CH Robison                       1.0
--------------------------------------------------------
 5.        Power-One                        1.0
--------------------------------------------------------
 6.        Valassis Communications          1.0
--------------------------------------------------------
 7.        Atmi                             1.0
--------------------------------------------------------
 8.        Mettler Toledo                   1.0
--------------------------------------------------------
 9.        Kopin                            1.0
--------------------------------------------------------
10.        On Assignment                    1.0
--------------------------------------------------------



SECTOR ALLOCATION
As of 6/30/00
         [Bar Graph]

--------------------------------------------
Other                            18.4
--------------------------------------------
Software & Services              16.5
--------------------------------------------
Industrial Cyclicals             15.6
--------------------------------------------
Pharmaceuticals                  8.7
--------------------------------------------
Hardware                         8.7
--------------------------------------------
Conumer Cyclical                 7.8
--------------------------------------------
Services                         7.0
--------------------------------------------
Semiconductor                    6.8
--------------------------------------------
Energy                           5.4
--------------------------------------------
Finance                          5.1
--------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                         Average Annual Return2
Inception 5/1/96                                         (for the period ended
                                                                6/30/00)
--------------------------------------- -------------- --------------------------- -----------------------
                                           1 Year                3 Year               Since inception
--------------------------------------- -------------- --------------------------- -----------------------
Small Cap Stock Portfolio,
managed by JPMIM                           37.46%                15.90%                    15.30%
--------------------------------------- -------------- --------------------------- -----------------------
Russell 2000 Index1                        14.48%                10.69%                    11.47%
--------------------------------------- -------------- --------------------------- -----------------------

1 The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

--------------------------------------------------------------------------------
QUALITY BOND PORTFOLIO                              For the Period ended 6/30/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

MARKET REVIEW
The supply/demand factors that pushed bond yields lower earlier in the year (Treasury buyback and recommended changes to the Government Sponsored Enterprises) gave way, in the second half, to the reality of stronger growth and rising inflationary signals. Following strong GDP and inflationary reports, the Fed tightened monetary policy in mid-May by 50 basis points to 6.50%. In response, the economic reports prompted additional projected tightening needs to slow U.S. growth and tame inflation. That, in turn, caused spread sectors to deteriorate early in the second quarter, with investment grade corporate debt reaching the highest spread level in 81 years outside of recession.

However, growth and inflationary indicators for the remainder of 2000 were more mixed, suggesting that inflation (excluding the impact of recent increases in energy prices) is not accelerating sharply. As a result, the Fed did not change policy at their June meeting and market expectations of future Fed tightening moderated significantly as the 2000 ended.

PORTFOLIO REVIEW
As we anticipated the yield curve inversion, the rally in long Treasury bonds and widening of spreads earlier in the year, we positioned the portfolio accordingly by extending duration in the portfolio. With the anticipated further U.S.
government fiscal surplus in the second half of the year and related paydown of U.S. Treasuries, we maintained a modest long duration position mostly concentrated in the longer maturity sector of the yield curve. Additionally, we started the year off overweighting Treasuries by reducing allocations to investment grade corporate bonds and selling off the portfolio's agency notes. We maintained the portfolio's underweight position in investment grade corporate bonds during the period, but moved to a more neutral position near the end of the reporting period. We reduced the portfolio's exposure to Treasuries at the end of the period by adding to mortgage backed securities and residential mortgages.

OUTLOOK
We believe that global growth has peaked and that the likely path for the U.S. economy is for a "soft landing" slowdown, with GDP growth moving below 4% in the coming months. Inflation pressures will remain contained. Fed tightening of monetary policy is nearly done, with one final move of 25bps before year-end still likely. Interest rates will remain in a range roughly around current levels, with short rates responding to any further moves by the Fed.

HARRIET T. HUBER
WILLIAM G. TENNILLE

Portfolio Managers
J.P. Morgan Investment Management Inc.


--------------------------------------------------------------------------------
CREDIT QUALITY
As of 6/30/00

-----------------------------------------------------------
Treasury                                            15.23%
-----------------------------------------------------------
Agency                                              45.93
-----------------------------------------------------------
AAA                                                 20.26
-----------------------------------------------------------
AA                                                   3.06
-----------------------------------------------------------
A                                                    8.80
-----------------------------------------------------------
BBB                                                  5.57
-----------------------------------------------------------
BB                                                   1.15
-----------------------------------------------------------




--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
As of 6/30/00
[Bar Graph]

--------------------------------------------------------------------
U.S. Agency & Corp.- Mortg. Backed                        55.7%
--------------------------------------------------------------------
U.S. Treasury & Agency                                    18.6
--------------------------------------------------------------------
Corporate Investment Grade                                15.7
--------------------------------------------------------------------
Asset Backed Securities                                    8.3
--------------------------------------------------------------------
Corporate High Yield                                       0.9
--------------------------------------------------------------------
Emerging Market Debt                                       0.8
--------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                        Average Annual Return2
Inception 5/1/96                                    (for the period ended 6/30/00)
-------------------------------------------------------------------------------------------------------
                                          1 Year                3 Year               Since inception
--------------------------------------- ----------- ------------------------------- -------------------
Quality Bond Portfolio,
managed by JPMIM                          4.23%                 5.47%                     5.99%
--------------------------------------- ----------- ------------------------------- -------------------
Salomon Brothers BIG Index1               4.57%                 6.04%                     6.59%
--------------------------------------- ----------- ------------------------------- -------------------


1 The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

------------------------------------------------------------------------------
SELECT EQUITY PORTFOLIO                           For the Period ended 6/30/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
------------------------------------------------------------------------------

MARKET REVIEW
The U.S. Equity market cycled erratically during the first six months of the year between growth stocks and value stocks based on the announced economic data. Weak data lead to powerful rallies in technology and other growth stocks. Data reflecting a strong economy caused a surge in lower priced value stocks. While value stocks outperformed dramatically at the beginning of the period, growth stocks came back strong in June and managed to outperform value for the second quarter (Russell 1000 Growth -2.7% vs. Russell 1000 Value -4.69%). The market's reaction to the data flow is based entirely on the impact the economy has on and interest rates. The U.S. Federal Reserve raised rates several times in the first half of the year and continues to monitor the situation. Higher rates are just beginning to slow the economy somewhat which will start to impact corporate earnings. Any earnings disappointments at the company level are being penalized heavily across all sectors. We believe that the second quarter is evidence that the market is transitioning from the strong momentum focus it had in 1999, to a more balanced environment.

PORTFOLIO REVIEW
The fund's performance during the period was positively impacted by stock selection within the hardware and semi-conductor sectors. The portfolios underweight position in Qualcomm Inc. contributed positively to its performance as the company announced a weakening in chip sales and a less positive outlook for its third generation CDMA wireless sales. Industrial cyclical and finance sectors were among the worst performers during the first half of the year. The slowdown of the U.S. economy has led several companies to pre-announce second quarter earnings below expectations, and has started to negatively impact share prices, with the financial sector taking the worst hit, down 15% for June. In Industrial cyclicals, Rohm & Haas and Honeywell had second quarter earnings disappointments, and in the insurance sector, earnings warnings deflated shares of Aon Corp earlier in the year.

Overall, the pharmaceuticals and capital markets sectors moved ahead as investors continued their rotation out of "new economy" stocks. As a consequence, the software and services, telecommunications and technology sectors fell. While the pharmaceuticals and capital markets sectors posted a positive return for the six month period, holdings such as Oracle and Microsoft pulled down performance as the latter was roiled with detailed announcements of Judge Jackson's ruling against the company in the lengthy anti-trust suit. Individual security selection contributed to the portfolio's overall performance. The portfolio ended the period with an overweight position in Intel which posted a positive total return for the six months ending June 30, 2000.

OUTLOOK
The strategy for the portfolio remains unchanged and we continue to be fully invested and largely sector neutral. We anticipate that another short-term rate rise is still possible for the second half of the year. The economy has been slowing, as share prices of more speculative equity were disproportionately impacted toward the end of the first quarter. We expect the slowdown to continue as evidenced by the recent cooling of the overheated rate of late 1999 and early 2000.

PEGGY ADAMS
MICHAEL J. KELLY
Portfolio Managers
J.P. Morgan Investment Management Inc.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets

--------------------------------------------------------
 1.        Exxon Mobil Corp.                        4.0
--------------------------------------------------------
 2.        Cisco Systems Inc.                       3.9
--------------------------------------------------------
 3.        Microsoft Corp.                          3.9
--------------------------------------------------------
 4.        Intel Corp.                              3.5
--------------------------------------------------------
 5.        General Electric Co.                     3.4
--------------------------------------------------------
 6.        Tyco Intl. Ltd. New                      3.1
--------------------------------------------------------
 7.        Sun Microsystems Inc.                    2.9
--------------------------------------------------------
 8.        Eli Lilly & Co.                          1.9
--------------------------------------------------------
 9.        Wal-Mart Stores Inc.                     1.9
--------------------------------------------------------
10.        America Online Inc.                      1.9
--------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR ALLOCATION
As of 6/30/00
[Bar Graph]
--------------------------------------------------------------------
Hardware & Semiconductor                                      19.2%
--------------------------------------------------------------------
Other                                                          17.9
--------------------------------------------------------------------
Industrial Cyclical                                            14.1
--------------------------------------------------------------------
Pharmaceuticals                                                10.1
--------------------------------------------------------------------
Software & Services                                             8.8
--------------------------------------------------------------------
Telecommunications                                              7.3
--------------------------------------------------------------------
Energy                                                          6.4
--------------------------------------------------------------------
Services                                                        5.9
--------------------------------------------------------------------
Consumer Stable                                                 5.3
--------------------------------------------------------------------
Capital Services                                                5.0
--------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                      Average Annual Return2
Inception 5/1/96                                                      (for the period ended
                                                                             6/30/00)
--------------------------------------------------------------------------------------------------------------------
                                               1 Year                         3 Year              Since inception
--------------------------------------- --------------------------- --------------------------- --------------------
Select Equity Portfolio,
managed by JPMIM                               (2.40)%                        13.59%                  16.65%
--------------------------------------- --------------------------- --------------------------- --------------------
S&P 500 Index1                                  7.24%                         19.64%                  23.06%
--------------------------------------- --------------------------- --------------------------- --------------------

1 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

--------------------------------------------------------------------------------
LARGE CAP STOCK PORTFOLIO                           For the Period ended 6/30/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
--------------------------------------------------------------------------------

MARKET REVIEW
The U.S. Equity market cycled erratically across the first six months of the year between growth stocks and value stocks based on the announced economic data. Weak data led to powerful rallies in technology and other growth stocks. Data reflecting a strong economy caused a surge in lower priced value stocks. While value stocks outperformed dramatically throughout the first half of the period, growth stocks came back strong in June and managed to outperform value for the second quarter (Russell 1000 Growth -2.7% vs. Russell 1000 Value -4.69%). The market's reaction to the data flow is based entirely on the impact the economy has on interest rates. The U.S. Federal Reserve raised rates several times in the quarter and continues to monitor the situation. Higher rates are just beginning to slow the economy somewhat which will start to impact corporate earnings. Any earnings disappointements at the company level are being penalized heavily across all sectors, and will continue to affect the market.

PORTFOLIO REVIEW
Stock selection within the energy sector added to returns as an overweight position in oil and gas price sensitive stocks like Global Marine benefited performance. The pharmaceuticals sector benefited from an overweighting of Alza, which proved beneficial when the company announced several new drugs, the most important being the receipt of FDA approval on Concerta, a once-a-day treatment for children with Attention Deficit Disorder. Drugs, Chemicals and Services holdings were among the strongest performers earlier this year. Drugs benefited from an overweight in Human Genome Sciences and an underweighting in Johnson & Johnson earlier this year. Human Genome Sciences proved to be a positive contributor in the first quarter as the company announced a new patent for a gene that is believed to be the entry point for the AIDS virus.
The stock also benefited from market enthusiasm for genomic stocks in general.

Industrial cyclical and finance sectors were among the worst performers during the second quarter. The rising interest rate environment has led many financial services stocks to continue to underperform and resulted in a 15% decline for the sector in June. In Industrial cyclicals, Rohm & Haas and Honeywell had second quarter earnings disappointments. In the Insurance sector, earnings warnings deflated shares of Aon Corp earlier this year.

OUTLOOK
The strategy for the portfolio remains unchanged and we continue to be fully invested and sector neutral. We anticipate that another short-term rate rise is still possible for the second half of the year. The economy has been slowing, as share prices of more speculative equity were disproportionately impacted toward the end of the first quarter. We expect the slowdown to continue as evidenced by the recent cooling of the overheated rate of late 1999 and early 2000.

JOHN M. DEVLIN, JR.
JAMES WIESS
Portfolio Managers
J.P. Morgan Investment Management Inc.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets

--------------------------------------------------------------------
 1.          Intel Corp.                                        4.5
--------------------------------------------------------------------
 2.          Cisco Systems Inc.                                 4.5
--------------------------------------------------------------------
 3.          Microsoft Corp.                                    4.3
--------------------------------------------------------------------
 4.          General Electric Co.                               4.1
--------------------------------------------------------------------
 5.          Exxon Mobil Corp.                                  2.8
--------------------------------------------------------------------
 6.          Wal-Mart Stores Inc.                               2.4
--------------------------------------------------------------------
 7.          Citigroup Inc.                                     2.2
--------------------------------------------------------------------
 8.          Sun Microsystems, Inc.                             2.1
--------------------------------------------------------------------
 9.          Eli Lilly & Co.                                    1.8
--------------------------------------------------------------------
10.          Texas Instruments, Inc.                            1.7
--------------------------------------------------------------------

-----------------------------------------------------------------
SECTOR ALLOCATION
As of 6/30/00
[Bar Graph]
-----------------------------------------------------------------
Hardware & Semiconductors                                  23.1
-----------------------------------------------------------------
Other                                                      19.2
-----------------------------------------------------------------
Industrial Cyclicals                                       10.1
-----------------------------------------------------------------
Pharmaceuticals                                             9.9
-----------------------------------------------------------------
Software & Services                                         7.4
-----------------------------------------------------------------
Telecommunications                                          7.0
-----------------------------------------------------------------
Energy                                                      6.2
-----------------------------------------------------------------
Capital Markets                                             5.9
-----------------------------------------------------------------
Retail                                                      5.7
-----------------------------------------------------------------
Consumer Staples                                            5.5
-----------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                 Average Annual Return2
Inception 5/1/96                                             (for the period ended 6/30/00)
---------------------------------------------------------------------------------------------------------------------
                                             1 Year                      3 Year                   Since inception
--------------------------------------- ------------------ ------------------------------------ ---------------------
Large Cap Stock Portfolio,
managed by JPMIM                              2.09%                      18.72%                        22.37%
--------------------------------------- ------------------ ------------------------------------ ---------------------
S&P 500 Index1                                7.24%                      19.64%                        23.06%
--------------------------------------- ------------------ ------------------------------------ ---------------------

1 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

----------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO                  For the Period ended 6/30/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders
----------------------------------------------------------------------------

MARKET REVIEW
International equity markets were highly correlated during the quarter, with sentiment dominated by the likely actions of the Federal Reserve, and the debate between investors predicting a hard vs. a soft landing for the U.S. economy. `New economy' sectors, particularly TMT (Technology, Media and Telecom), were volatile over the period. Performance, particularly in Europe, was strong during the first quarter, but very weak during the second quarter, as much of the market moved into the more `value' orientated sectors.

PORTFOLIO REVIEW
Against this background, your portfolio underperformed its benchmark over the period. We focus on three sources of potential added value; country/regional allocation, stock selection and currency management. In aggregate, the macro decisions (country currency) were positive over the period, although stock selection held back performance. Stock choices in Japan have been positive, particularly in the media and telecoms sectors. For example, an overweight position in DDI was positive for performance. The company announced plans to merge with KDD and IDO to form a leading telecom carrier, providing a strong competitor to NTT Docomo. Decisions in continental Europe and the U.K. were, however, less beneficial. While overweight positions in Alcatel (France, Technology) and Reckitt Benckiser (U.K., Consumer Non-Durable) helped performance, holding UPC (Netherlands, Media and Leisure) which suffered from concerns over future sources of funding, and Equant (France, Technology) which suffered from pricing pressure, held back performance.

OUTLOOK
In general, the Fed's policy regarding inflation risk and the market's perception of the Fed's actions will continue to drive overall sentiment. Within the international equity market universe, we continue to favor the U.K. market. Short-term interest rates appear to be peaking, and sterling should fall modestly from its current overvalued levels. Both of these factors should be supportive of the markets. The Continental European markets do not look as attractively valued, but expectations of economic growth are being revised upwards. The equity markets could, however, be held back due to investor concerns over the valuation of the technology/telecom sectors. We are becoming more cautious about the Japanese market. Growth has picked up, but may not be enough to cope with a potential tightening of monetary policy. While the longer-term valuation remains reasonable, the shorter-term news flow could be difficult.

NIGEL EMMETT
PAUL QUINSEE
Portfolio Managers
J.P. Morgan Investment Management Inc.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets

----------------------------------------------------------------
 1.        Vodafone Airtouch                                2.7
----------------------------------------------------------------
 2.        BP Amoco                                         2.3
----------------------------------------------------------------
 3.        Nokia                                            2.2
----------------------------------------------------------------
 4.        Ericsson                                         1.7
----------------------------------------------------------------
 5.        Nippon Telegraph & Telephone                     1.7
----------------------------------------------------------------
 6.        Alcatel                                          1.7
----------------------------------------------------------------
 7.        Koninklijke Philips Elec.                        1.4
----------------------------------------------------------------
 8.        Total Fina                                       1.3
----------------------------------------------------------------
 9.        Glaxo Wellcome                                   1.3
----------------------------------------------------------------
10.        Fujitsu                                          1.2
----------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Allocation
As of 6/30/00
[Bar Graph]
----------------------------------------------------------------
Japan                                          27.7
----------------------------------------------------------------
United Kingdom                                 20.1
----------------------------------------------------------------
Other                                          11.1
----------------------------------------------------------------
France                                          9.9
----------------------------------------------------------------
Switzerland                                     7.5
----------------------------------------------------------------
Germany                                         6.9
----------------------------------------------------------------
Netherlands                                     6.0
----------------------------------------------------------------
Sweden                                          3.9
----------------------------------------------------------------
Italy                                           3.7
----------------------------------------------------------------
Spain                                           3.2
----------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                 Average Annual Return2
Inception 5/1/96                                                  (for the period ended
                                                                        6/30/00)
----------------------------------------------------------------------------------------------------------------------
                                               1 Year                    3 Year                  Since inception
--------------------------------------- ---------------------- ---------------------------- --------------------------
International Equity Portfolio,
managed by JPMIM                               16.66%                    10.41%                      12.20%
--------------------------------------- ---------------------- ---------------------------- --------------------------
MSCI EAFE Index1                               17.38%                    10.42%                      10.04%
--------------------------------------- ---------------------- ---------------------------- --------------------------

1 The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indexes that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

------------------------------------------------------------------------------
BOND DEBENTURE PORTFOLIO                          For the Period ended 6/30/00
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders
------------------------------------------------------------------------------

This period proved to be a very difficult credit environment, characterized by rising borrowing costs and reduced access to capital for many companies. Fragile market conditions, low issuances of new high yield bonds, and heavy outflows from high yield bond mutual funds resulted in lackluster performance and wider spreads. In fact, the yield spread, or difference, between lower-rated, high yield bonds and 10-year Treasury notes remained at historically wide levels for most of this reporting period, increasing to where high yield bonds (represented by the Merrill Lynch High Yield Master Index) were yielding roughly 5.65% more than Treasurys.

We placed a higher degree of emphasis on better quality securities, increasing the portfolio's weighting of high-grade corporate/investment grade bonds overall. Since current coupon mortgage rates increased by nearly 60 basis points to more than 8%, we identified what we believe are compelling opportunities to capture attractive yield in the mortgage-backed securities market. We added to this asset class, thereby raising the overall credit quality of the portfolio. In addition, we increased the percentage of equity-related securities, primarily convertible bonds issued by technology and wireless-telecommunications companies. Finally, we reduced the number of companies represented in the portfolio by culling the portfolio of underperforming securities and increasing our exposure to the holdings that we favor, including certain oil and gas companies.

If the Fed is successful in engineering a "soft landing" for the economy and in slowing consumer demand, we believe high yield securities are apt to provide good returns, and accordingly, we expect to increase our exposure to this asset class. We will continue to place emphasis on the securities issued by select wireless-telecommunications companies, as we anticipate strong growth and further consolidation in this industry sector. Likewise, we continue to favor securities associated with companies in oil and natural gas, since we believe oil and gas prices are likely to remain above historical averages throughout the remainder of the year. In general, we expect that the Fed's attempts to slow U.S. economic growth will continue to impact the market. As sufficient evidence of an economic slowdown becomes more apparent in the second half of this year, the Fed is likely to abandon its tightening posture.

CHRISTOPHER J. TOWLE
Portfolio Manager
Lord, Abbett & Co.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets
------------------------------------------------------------------
  1. GNMA Pool #528207                                        6.7
------------------------------------------------------------------
  2. GNMA Pool #529158                                        5.5
------------------------------------------------------------------
  3. U.S. Treasury Note                                       4.1
------------------------------------------------------------------
  4. Iron Mountain                                            1.5
------------------------------------------------------------------
  5. Devon Energy                                             1.2
------------------------------------------------------------------
  6. Elan Corp.                                               1.1
------------------------------------------------------------------
  7. Roche Holdings                                           1.0
------------------------------------------------------------------
  8. Solectron Corp.                                          1.0
------------------------------------------------------------------
  9. Harrahs Operating                                        0.9
------------------------------------------------------------------
10. Sinclair Broadcasting                                     0.9
------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
As of 6/30/00
[Bar Graph]
--------------------------------------------------------------------------------
High Yield                                             54.8
--------------------------------------------------------------------------------
Convertibles                                           18.2
--------------------------------------------------------------------------------
U.S. Government Securities                             17.2
--------------------------------------------------------------------------------
Investment Grade                                       6.8
--------------------------------------------------------------------------------
Conv. Preferred Stk.                                   2.4
--------------------------------------------------------------------------------
Preferred Stock                                        0.5
--------------------------------------------------------------------------------
Common Stock                                           0.1
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                             Average Annual Return1
Inception 5/1/96                                         (for the period ended 6/30/00)
------------------------------------------------------------------------------------------------------------------
                                           1 Year                    3 Year                   Since inception
--------------------------------------- -------------- ----------------------------------- -----------------------
Bond Debenture Portfolio,
managed by Lord, Abbett                     3.91%                    6.19%                         9.41%
--------------------------------------- -------------- ----------------------------------- -----------------------
First Boston High
Yield Index2                               (.40)%                    3.10%                         5.91%
--------------------------------------- -------------- ----------------------------------- -----------------------
Salomon Brothers
BIG Index3                                  4.57%                    6.04%                         6.59%
--------------------------------------- -------------- ----------------------------------- -----------------------
Merrill Lynch
Convertible Index4                         28.31%                    19.54%                        17.82%
--------------------------------------- -------------- ----------------------------------- -----------------------

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Bond Debenture Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2The First Boston High Yield Index is representative of lower rated debt, including straight-preferred stocks.

3The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

4The Merrill Lynch Convertible Index is representative of the equity-related securities. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. These indices do not include fees or expenses and are not available for direct investment. Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

-------------------------------------------------------------------------------
MID-CAP VALUE PORTFOLIO                            For the Period ended 6/30/00
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders
-------------------------------------------------------------------------------

The strong performance of our mid-cap value funds relative to the S&P Mid-Cap 400 BARRA Value Index was driven by solid gains in our stocks of healthcare, energy and select consumer companies. In the energy sector, we benefited from our exposure to natural gas companies. With natural gas prices currently high during what is normally a seasonally weak period, increasing demand for natural gas from electric generators and a shrinking reserve base, we remain very optimistic on the outlook for natural gas. Additionally, our holdings in stocks of insurance companies helped performance in the financial services sector.

We were able to sidestep the recent correction in the technology sector by investing selectively in stocks of medical technology companies that remained afloat based on their solid fundamentals, healthy profits and realistic profit projections. Nevertheless, we did have a few disappointments in the portfolio. In particular, while high oil prices benefited many of our energy holdings, they did not bode well for our holdings in the transportation sector, where companies found it difficult to pass on rising fuel costs. Additionally, a few retail and food company stocks in the consumer non-durables sector underperformed, holding down performance in that area. In many cases though, the problems were generally company specific and our broad diversification muted their impact on the portfolio.

Momentum investing in technology appears to have fizzled out, and investors are turning to solid values with quantifiable earnings. We believe the trend toward fundamental investing will continue as more investors discover companies with exceptional values and strong business prospects, especially those presented by mid-cap stocks. Many mid-sized companies have shown promising business developments and many of these stocks are selling at appealing discounts when compared to stocks of large companies.

EDWARD VON DER LINDE
Portfolio Manager
Lord, Abbett & Co.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets

------------------------------------------------------
  1. Caremark Rx Inc.                             3.6
------------------------------------------------------
  2. EOG Resources Inc.                           3.3
------------------------------------------------------
  3. St. Jude Medical, Inc.                       3.3
------------------------------------------------------
  4. CBRL Group Inc.                              3.1
------------------------------------------------------
  5. Oxford Health Plans                          3.1
------------------------------------------------------
  6. R&B Falcon Corp.                             2.9
------------------------------------------------------
  7. Dynergy Inc.                                 2.8
------------------------------------------------------
  8. XL Capital Ltd. Class A                      2.7
------------------------------------------------------
  9. Santa Fe Snyder Corp.                        2.6
------------------------------------------------------
10. Kerr-McGee Corp.                              2.6
------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR ALLOCATION
As of 6/30/00
[Bar Graph]

-----------------------------------------------------------------
Heath Care                                                  17.3
-----------------------------------------------------------------
Energy                                                      17.2
-----------------------------------------------------------------
Utilities                                                   14.8
-----------------------------------------------------------------
Materials and Processing                                    11.2
-----------------------------------------------------------------
Financial Services                                          10.9
-----------------------------------------------------------------
Consumer Non-Cyclical                                        8.8
-----------------------------------------------------------------
Other                                                        8.1
-----------------------------------------------------------------
Basic Industry                                               6.5
-----------------------------------------------------------------
Consumer Cyclicals                                           2.6
-----------------------------------------------------------------
Consumer Staples                                             2.6
-----------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                            Average Annual Return1
Inception 8/20/97                                       (for the period ended 6/30/00)
--------------------------------------------------------------------------------------------------------
                                               1 Year                      Since inception
--------------------------------------- --------------------- ------------------------------------------
Mid-Cap Value Portfolio,
managed by Lord, Abbett                        11.57%                          10.17%
--------------------------------------- --------------------- ------------------------------------------
S&P 400 Midcap2                                16.95%                          17.85%
--------------------------------------- --------------------- ------------------------------------------

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Mid-Cap Value Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2The S&P 400 Midcap Index consists of 400 domestic stocks of midsize companies in the U.S. market. The Index does not include fees and expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

Index return since inception is as of 8/22/97.

-------------------------------------------------------------------------------
LARGE CAP RESEARCH PORTFOLIO                       For the Period ended 6/30/00
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders
-------------------------------------------------------------------------------

Utility stocks, a lead indicator of a change in monetary policy, were the star performers of the large cap style in the second quarter. We selectively added to the sector in a defensive stance in preparation for a slowdown in the economy and because we believed the Fed was near the end of its recent round of tightenings. A development in the utilities sector involving the convergence of electric and gas power also benefited several of our holdings. Sector overweights in the high-performing healthcare and utilities sectors, together with an underweight in the weak-performing communications services sector, also added relative performance.

At the onset of the second quarter, we had already begun to reduce the portfolio's exposure to many "new economy" stocks in the technology, telecommunications and media sectors due to high valuations and some concerns over inflated expectations on the sustainability of current business fundamentals. In exchange, we made select investments in undervalued "old economy" stocks in basic industries, utilities and financial services (especially insurance stocks) where we saw more intrinsic value. We maintained this weighting shift throughout the second quarter.

Your overweight position in consumer cyclical stocks detracted from performance this quarter. General Motors Corp. and Federated Department Stores were two weaker performing stocks.

The second quarter brought a shift in attitudes toward equity investing. Throughout 1999 and the opening months of this year investors were caught up in a price and earnings growth-driven "momentum market." They bought a company's stock simply because its price was going up and its earnings were growing at a faster rate than other companies. They all but ignored the sustainability of corporate earnings, valuations, and interest rates. But, toward the end of the first quarter, this pattern began to change. Investors in late March seemed to wake up to the risks of "momentum" investing. In April and May, equity markets experienced a considerable turnaround. Whereas the technology rich NASDAQ index had previously led the market, it fell by some 37 percent from its March peak to the end of May. By contrast, the broad S&P 500 Index fell only 10 percent, and the Dow Jones Industrial Average (DJIA) fell less than five percent.

Uncertainty persisted throughout the quarter with respect to the ultimate economic and market impact of the Fed's initiatives. Investors reacted abruptly to economic and corporate earnings announcements. Focus on consumer-oriented factors, such as retail sales, housing, investor confidence and employment, signaled economic slowing from the extremely high levels of prior periods. Hope for a "soft landing" emerged. Momentum-oriented sectors, such as technology, returned to favor in June. Nevertheless, a renewed sensitivity to risk and wariness about fundamentals challenged many investors' decisions.

The investing environment now seems suited to a moderately defensive strategy consistent with a slowdown in the economy, but not an absolute downturn. Investors' clear new preference for stable sectors suggests a renewed interest in earnings predictability, valuations, and financial strength -- qualities that are well suited to a slower growth environment. At the same time, concern over value has led investors to reconsider small and particularly medium capitalization issues which investors have neglected, at least relatively speaking. Signs of a slowdown in economic growth confirm the desirability of a cautious approach and a renewed attention to investment fundamentals and value.

ROBERT MORRIS
Portfolio Manager
Lord, Abbett & Co.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets

-----------------------------------------------------
  1. Exxon Mobil Corp.                           4.8
-----------------------------------------------------
  2. ACE Ltd.                                    2.8
-----------------------------------------------------
  3. Duke Energy Corp.                           2.4
-----------------------------------------------------
  4. H.J. Heinz Co.                              2.1
-----------------------------------------------------
  5. M&T Bank Corporation                        2.0
-----------------------------------------------------
  6. Boeing Co.                                  2.0
-----------------------------------------------------
  7. First Data Corp.                            2.0
-----------------------------------------------------
  8. The Coastal Corp.                           1.9
-----------------------------------------------------
  9. Morgan Stanley Dean Witter                  1.9
-----------------------------------------------------
10. Ceridian Corp.                               1.9
-----------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION
As of 6/30/00
[Bar Graph]
-------------------------------------------------------------------
Other                                                         21.9
-------------------------------------------------------------------
Financial Services                                            17.3
-------------------------------------------------------------------
Technology                                                    16.2
-------------------------------------------------------------------
Health Care                                                    8.4
-------------------------------------------------------------------
Utilities                                                      8.1
-------------------------------------------------------------------
Energy                                                         7.3
-------------------------------------------------------------------
Integrated Oils                                                7.2
-------------------------------------------------------------------
Consumer Cyclicals                                             4.9
-------------------------------------------------------------------
Consumer Services                                              4.5
-------------------------------------------------------------------
Basic Industry                                                 4.2
-------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                        Average Annual Return1
Inception 8/20/97                                   (for the period ended 6/30/00)
------------------------------------------------------------------------------------------------
                                                  1 Year                    Since inception
--------------------------------------- ------------------------------- ------------------------
Large Cap Research Portfolio,
managed by Lord, Abbett                           5.35%                         13.46%
--------------------------------------- ------------------------------- ------------------------
S&P 500 Index2                                    7.24%                         18.85%
--------------------------------------- ------------------------------- ------------------------


1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Research Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

Index return since inception is as of 8/22/97.

Cova Series Trust
Small Cap Stock Portfolio
--------------------------------------------------------------------------------
DEVELOPING GROWTH PORTFOLIO                         For the Period ended 6/30/00
Managed by Lord, Abbett & Co.
Letter to Policyholders
--------------------------------------------------------------------------------

Healthcare sector stocks, coupled with the decision to underweight this area versus the Russell 2000 Growth Index, impeded performance. Hooper Holmes, a provider of home-based medical exams for insurance applicants, lost significant value after warning that analyst expectations were overly optimistic due to the overall poor performance in the life insurance industry. Although this company has hurt performance lately, this holding had been extremely advantageous to the portfolio historically. Given our strong fundamental outlook for this company, we will add to our position on this present weakness. Strong performance was experienced by a top ten holding, Coherent, a provider of electro-optical systems and medical instruments. It is interesting to note that the stocks within this sector that contributed most favorably to the index's return were companies with market capitalizations ranging from $4-$11 billion. Our market cap constraints precluded us from investing in these particular companies.

Stock selection within the Financials sector detracted from performance. S1 Corp., a provider of internet-based financial services, has been plagued by the area's extreme stock price movements. Although the price of the stock has declined significantly during this year, S1 was one of the largest contributors to performance during 1999. S1, having established strong alliances with global banking giants, is positioned uniquely within the area of internet based banking, continuing to make this holding a prudent investment.

Technology holdings have also affected performance. Although under-weighting the sector relative to the benchmark proved to be advantageous, stock selection within this sector detracted from performance. Igate Capital, an information technology consulting firm, experienced difficulty during the quarter. Although the stock price has been down recently, we are adding to our position to take advantage of the temporary sell-off. However, some technology stocks did add value. Nvidia, a designer of graphics processors and software, contributed positively, having rapidly appreciated to one of your largest holdings. The company has been profitable supporting the computer gaming industry -- a large and rapidly growing segment within the tech sector.

Your largest holding, Plantronics, a manufacturer of telephone headsets, was one of the largest contributors to performance during the quarter. Plantronics has been a major holding for several quarters and while it experienced significant performance difficulties in the third quarter of 1999, we continued to hold the stock as we believed that the company's fundamental outlook remained strong. Our ability not to be swayed by the market's fickle nature was ultimately rewarded.

As we move into the second half of the year, we believe the volatility in the market is likely to continue in the short-term and liquidity and earnings shortfalls will continue to be concerns for small company investors. However, once the market begins to slow, we believe we will begin to see many smaller companies experience some double-digit growth. Regardless of market conditions, we will continue to execute our disciplined investment approach remaining focused on finding the highest quality companies possible for the portfolio.

STEPHEN J. MCGRUDER
Portfolio Manager
Lord, Abbett & Co.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets

---------------------------------------------------------
  1. Plantronics, Inc.                               4.3
---------------------------------------------------------
  2. Teletech Holdings                               2.4
---------------------------------------------------------
  3. Radisys Corp.                                   1.9
---------------------------------------------------------
  4. Coherent Inc.                                   1.9
---------------------------------------------------------
  5. Timberland Company                              1.8
---------------------------------------------------------
  6. OM Group Inc.                                   1.7
---------------------------------------------------------
  7. Sawtech Inc.                                    1.5
---------------------------------------------------------
  8. Nvidia Corp.                                    1.4
---------------------------------------------------------
  9. Core Laboratories                               1.4
---------------------------------------------------------
10. Ann Taylor Stores Corp.                          1.3
---------------------------------------------------------


--------------------------------------------------------------------
SECTOR ALLOCATION
As of 6/30/00
[Bar Graph]
--------------------------------------------------------------------
Technology                                                     29.3
--------------------------------------------------------------------
Financial Services                                             13.4
--------------------------------------------------------------------
Consumer Cyclicals                                             12.2
--------------------------------------------------------------------
Other                                                          12.2
--------------------------------------------------------------------
Health Care                                                    10.1
--------------------------------------------------------------------
Energy                                                          6.3
--------------------------------------------------------------------
Producer Durables                                               5.0
--------------------------------------------------------------------
Materials and Processing                                        4.1
--------------------------------------------------------------------
Consumer Discretionary                                          4.0
--------------------------------------------------------------------
Consumer Services                                               3.4
--------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                               Average Annual Return2
Inception 8/20/97                                          (for the period ended 6/30/00)
-------------------------------------------------------------------------------------------------------
                                                       1 Year                     Since inception
--------------------------------------- ------------------------------------- -------------------------
Developing Growth Portfolio,
managed by Lord Abbett                                  .97%                           10.02%
--------------------------------------- ------------------------------------- -------------------------
Russell 2000 Index1                                    14.48%                          9.36%
--------------------------------------- ------------------------------------- -------------------------

1The Russell Growth 2000 Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Developing Growth Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

3The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S. -based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

Index return since inception is as of 8/22/97.

-------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            For the Period ended 6/30/00
Managed by Lord, Abbett & Co.
Letter to Policyholders
-------------------------------------------------------------------------------

Utility stocks, a lead indicator of a change in monetary policy, were the star performers of the large cap style in the second quarter. We selectively added to the sector in a defensive stance in preparation for a slowdown in the economy and because we believed the Fed was near the end of its recent round of tightenings. A development in the utilities sector involving the convergence of electric and gas power also benefited several of our holdings. Throughout the quarter, our relatively large exposure to oil service companies paid off well, as rising oil prices helped boost the price of many of these stocks. Our careful stock picking and general overweighting in stocks of consumer non-cyclical companies, particularly healthcare companies, also significantly buoyed performance for the quarter.

At the onset of the second quarter, we had already begun to reduce the portfolio's exposure to many "new economy" stocks in the technology, telecommunications and media sectors due to high valuations and some concerns over inflated expectations on the sustainability of current business fundamentals. In exchange, we made select investments in undervalued "old economy" stocks in basic industries, utilities and financial services (especially insurance stocks) where we saw more intrinsic value. We maintained this weighting shift throughout the second quarter.

Our move to basic industries (paper, chemicals, and metals) proved to be a bit premature and worked against our performance for the quarter. However, if the U.S. economy slows later this year, we believe investors will begin to anticipate a more balanced global economic growth environment that should favor the performance of these stocks. Restructuring and consolidation of production capacity in many of these markets is also occurring and will ultimately aid pricing and profit margins.

The second quarter brought a shift in attitudes toward equity investing. Throughout 1999 and the opening months of this year investors were caught up in a price and earnings growth-driven "momentum market." They bought a company's stock simply because its price was going up and its earnings were growing at a faster rate than other companies. They all but ignored the sustainability of corporate earnings, valuations, and interest rates. But, toward the end of the first quarter, this pattern began to change. Investors in late March seemed to wake up to the risks of "momentum" investing. In April and May, equity markets experienced a considerable turnaround. Whereas the technology rich NASDAQ index had previously led the market, it fell by some 37 percent from its March peak to the end of May. By contrast, the broad S&P 500 Index fell only 10 percent, and the Dow Jones Industrial Average (DJIA)fell less than five percent.

Uncertainty persisted throughout the quarter with respect to the ultimate economic and market impact of the Fed's initiatives. Investors reacted abruptly to economic and corporate earnings announcements. Focus on consumer-oriented factors, such as retail sales, housing, investor confidence and employment, signaled economic slowing from the extremely high levels of prior periods. Hope for a "soft landing" emerged. Momentum-oriented sectors, such as technology, returned to favor in June. Nevertheless, a renewed sensitivity to risk and wariness about fundamentals challenged many investors' decisions.

The investing environment now seems suited to a moderately defensive strategy consistent with a slowdown in the economy, but not an absolute downturn. Investors' clear new preference for stable sectors suggests a renewed interest in earnings predictability, valuations, and financial strength -- qualities that are well suited to a slower growth environment. At the same time, concern over value has led investors to reconsider small and particularly medium capitalization issues which investors have neglected, at least relatively speaking. Signs of a slowdown in economic growth confirm the desirability of a cautious approach and a renewed attention to investment fundamentals and value.

W. THOMAS HUDSON JR.
Portfolio Manager
Lord, Abbett & Co.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets

------------------------------------------------------------
  1. Exxon-Mobil Corp.                                  2.8
------------------------------------------------------------
  2. American Home Products                             2.8
------------------------------------------------------------
  3. The Coastal Corp.                                  2.8
------------------------------------------------------------
  4. BP Amoco PLC Spon. ADR                             2.7
------------------------------------------------------------
  5. ACE Ltd.                                           2.5
------------------------------------------------------------
  6. American General Corp.                             2.4
------------------------------------------------------------
  7. Schlumberger Ltd.                                  2.2
------------------------------------------------------------
  8. Total Fina S.A. ADR                                2.2
------------------------------------------------------------
  9. Duke Energy Corp.                                  2.2
------------------------------------------------------------
10. Minnesota Mining and Manufacturing                  2.2
------------------------------------------------------------

------------------------------------------------------------------
SECTOR ALLOCATION
As of 6/30/00
[Bar Graph]
------------------------------------------------------------------
Financial Services                                           19.1
------------------------------------------------------------------
Other                                                        16.8
------------------------------------------------------------------
Technology                                                   12.7
------------------------------------------------------------------
Health Care                                                   9.5
------------------------------------------------------------------
Consumer Services                                             8.6
------------------------------------------------------------------
Integrated Oils                                               7.7
------------------------------------------------------------------
Utilities                                                     7.7
------------------------------------------------------------------
Energy                                                        6.7
------------------------------------------------------------------
Telecommunications                                            5.8
------------------------------------------------------------------
Materials and Processing                                      5.4
------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                               Average Annual Return1
Inception 1/8/99                                (for the period ended
                                                      6/30/00)
------------------------------------------------------------------------------------------
                                                       1 Year             Since inception
-------------------------------------------- ---------------------------- ----------------
Lord Abbett Growth and Income
Portfolio, managed by Lord, Abbett                     (0.56%)                 5.99%
-------------------------------------------- ---------------------------- ----------------
S&P 500 Index2                                          7.24%                 10.66%
-------------------------------------------- ---------------------------- ----------------

1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Lord Abbett Growth and Income Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

--------------------------------------------------------------------------------
BALANCED PORTFOLIO                                  For the Period ended 6/30/00
Managed by the Mississippi Valley Advisors
  Division of FIRMCO
Letter to Policyholders
--------------------------------------------------------------------------------

Market volatility continued during the second quarter of 2000 culminating in an important change in market psychology. Investors appear to be returning to fundamental investment criteria in valuing securities -- criteria such as earnings and cash flow. A return to the basics bolstered the returns of your portfolio relative to the overall market during this period. The Standard & Poor's 500 fell -2.65% during the second quarter, bringing the six month return to -0.42%. The technology heavy NASDAQ decline was even more dramatic at -13.3% for the quarter after having fallen 29% from the end of March through the end of May. Smaller stocks continued to outperform larger companies as the Standard & Poor's SmallCap 600 rose +6.9%. Fixed income securities, as measured by the (Lehman Bros. Intermediate Government/Corporate or Lehman Brothers 7-year tax-exempt index) returned (3.2%/3.2%).

Future market direction will likely be influenced by the Federal Reserve and the direction of interest rates. The Fed is currently "on hold pending further information on the strength of our economy. We believe the U.S. economy is incredibly resilient and it will likely require further interest rate moves to accomplish the Fed's goal. In this environment we will continue to focus our stock selection on those companies that are providing products or services that are in demand regardless of the level of rates."

Currently the entire Treasury yield curve is trading below the Fed Funds rate of 6.5%; apparently the market is discounting an easing of credit at the next Fed meeting, which occurs on August 22. We believe that this is a very optimistic view and that rates on Treasuries are below a sustainable level given the strong economic environment that is present today.


BOB BERNSTEIN
Portfolio Manager
Mississippi Valley Advisors Division of FIRMCO

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets

--------------------------------------------------------
  1. FNMA (6.0%, 11/01/13)                         4.0%
--------------------------------------------------------
  2. U.S. Treasury Note (7.25%, 5/15/04)           3.1%
--------------------------------------------------------
  3. U.S. Treasury Note (6.625%, 5/15/07)          3.1%
--------------------------------------------------------
  4. Millipore Corp.                               2.1%
--------------------------------------------------------
  5. U.S. Treasury Note (6.0%, 8/15/09)            2.0%
--------------------------------------------------------
  6. Norwest Financial (6.625%, 7/15/04)           2.0%
--------------------------------------------------------
  7. Lilly, Eli & Company                          1.9%
--------------------------------------------------------
  8. DuPont E I De Nem (8.25%, 9/15/06)            1.6%
--------------------------------------------------------
  9. Sysco Corp.                                   1.6%
--------------------------------------------------------
10. Cisco Systems                                  1.6%
--------------------------------------------------------

-------------------------------------------------------------------------
SECTOR ALLOCATION
As of 6/30/00
[Bar Graph]
-------------------------------------------------------------------------
U.S. Gov't & Agency Securities                                19.7
-------------------------------------------------------------------------
Technology                                                    14.0
-------------------------------------------------------------------------
Interest Sensitive                                            13.0
-------------------------------------------------------------------------
Consumer Growth                                               13.0
-------------------------------------------------------------------------
Corporate Debt                                                12.2
-------------------------------------------------------------------------
Other                                                         11.1
-------------------------------------------------------------------------
Industrial Cyclicals                                          7.0
-------------------------------------------------------------------------
Consumer Staples                                              5.0
-------------------------------------------------------------------------
Energy                                                        3.0
-------------------------------------------------------------------------
Capital Goods                                                 2.0
-------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                      Average Annual Return2
Inception 7/1/97                                       (for the period ended
                                                             6/30/00)
-------------------------------------------------------------------------------------
                                                 1 Year             Since inception
--------------------------------------- -------------------------- ------------------
Balanced Portfolio,
managed by MVA                                   (.13)%                  8.77%
--------------------------------------- -------------------------- ------------------
S&P 500 Index1                                    7.24%                 19.64%
--------------------------------------- -------------------------- ------------------
Salomon Brothers BIG Index3                       4.57%                  6.04%
--------------------------------------- -------------------------- ------------------


1 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Balanced Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

3 The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                           For the Period ended 6/30/00
MANAGED BY THE MISSISSIPPI VALLEY ADVISORS
  DIVISION OF FIRMCO
Letter to Policyholders
------------------------------------------------------------------------------

The Equity Income Portfolio seeks to provide an above average level of income consistent with long-term capital appreciation. We believe our strength is in stock selection, and will therefore typically maintain a well-diversified portfolio among numerous economic sectors.

Early 2000 saw large cap growth stocks continue their outperformance, becoming even more expensive versus value stocks. Value stocks underperformed the S&P 500 until March when Fed rate increases began to scare the markets, driving investors toward value names. In this very concentrated market, we see above average returns in energy, selected electric utilities, and technology stocks. Retailers and industrial cyclicals remain the weakest sectors due in part to concern that the Federal Reserve will slow the economy.

With short-term interest rates approaching 7%, stock prices will continue to be volatile over the summer months. However, volatility creates opportunities to buy top quality companies with proven management teams at attractive prices. As always, the Fund's focus is high quality companies with predictable sales, earnings and cash flow growth, strong balance sheets and innovative management. Ongoing market volatility should force investors to seek companies with strong underlying fundamentals rather than chase the hottest new internet story.

We continue to believe the value sector holds well above average return potential over the next year or two, especially with many worldwide economies strengthening and the U.S. economy continuing to maintain its solid growth. Many value stocks are in the financial services industries, which should see good performance when the Fed completes its rate increases. Moreover, having been out of favor for nearly four years, value stocks truly deserve the name.

JOHN H. BLIXEN
Portfolio Manager
Mississippi Valley Advisors Division of FIRMCO


TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets

--------------------------------------------------------
  1.     Baxter Intl. Inc.                          2.2
--------------------------------------------------------
  2.     Heinz H.J.                                 2.2
--------------------------------------------------------
  3.     First Data Corp.                           2.2
--------------------------------------------------------
  4.     Pharmacia                                  2.1
--------------------------------------------------------
  5.     Intel Corp.                                2.1
--------------------------------------------------------
  6.     Duke Energy                                2.1
--------------------------------------------------------
  7.     GTE Corp.                                  2.1
--------------------------------------------------------
  8.     SLM Holding Corp.                          2.1
--------------------------------------------------------
  9.     Citigroup Inc.                             2.0
--------------------------------------------------------
10.      Phillips Petroleum                         2.0
--------------------------------------------------------

--------------------------------------------------------------------------------
Sector Allocation
As of 6/30/00
[Bar Graph]
---------------------------------------------------------------------
Interest Sensitive                                              38.8
---------------------------------------------------------------------
Consumer Growth                                                 15.2
---------------------------------------------------------------------
Technology                                                      11.9
---------------------------------------------------------------------
Industrial Cyclicals                                             8.6
---------------------------------------------------------------------
Energy                                                           8.5
---------------------------------------------------------------------
Consumer Staples                                                 7.3
---------------------------------------------------------------------
Other                                                            3.9
---------------------------------------------------------------------
Capital Goods                                                    3.1
---------------------------------------------------------------------
Consumer Cylicals                                                2.7
---------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                                               Average Annual Return1
Inception 7/1/97                                           (for the period ended 6/30/00)
---------------------------------------------------------------------------------------------------------
                                                    1 Year                          Since inception
-------------------------------------- --------------------------------------- --------------------------
Equity Income Portfolio,
managed by MVA                                     (10.67)%                              6.96%
-------------------------------------- --------------------------------------- --------------------------
Russell 1000 Index2                                  9.14%                              20.01%
-------------------------------------- --------------------------------------- --------------------------


1 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Equity Income Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2 The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Index represents the universe of large capitalization stocks from which most active money managers typically select. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

--------------------------------------------------------------------------------
GROWTH & INCOME EQUITY PORTFOLIO                    For the Period ended 6/30/00
MANAGED BY THE MISSISSIPPI VALLEY ADVISORS
  DIVISION OF FIRMCO
Letter to Policyholders
--------------------------------------------------------------------------------

The Mercantile Growth and Income Fund posted a (1.72%) total return during the first six months of the year. This compares to a -0.42% return for the Standard & Poor's 500 Index and a -4.07% return for the Standard & Poor's Barra Value Index. Based on the Fund's profile, an appropriate benchmark is a fifty-fifty blend of these two indexes.

Within the technology sector, we emphasized companies benefiting from accelerating unit growth in internet infrastructure and wireless communications. Specific holdings that contributed to the Fund's strong relative performance were Intel, the world leader in semiconductor chips; Nortel Networks, the leading provider of fiber optic technology for the telecommunications industry; and Nokia, the largest global producer of cellular phones.

Strength in the Fund's holdings in the capital goods sector was paced by Millipore, a manufacturer of products used to analyze and purify liquids and gases. In the microelectronics segment, Millipore has been a beneficiary of a strong semi conductor capital equipment cycle while the company's biopharmaceutical segment should benefit from increased research and development activity in genomics and monclonal antibodies.

With short-term interest rates approaching 7%, stock prices will continue to be volatile over the summer months. However, volatility creates opportunities to buy top quality companies with proven management teams at attractive prices. As always, the Growth and Income Fund's focus is high quality companies with predictable sales, earnings and cash flow growth, strong balance sheets and innovative management. Ongoing market volatility should force investors to seek companies with strong underlying fundamentals rather than chase the hottest new internet story. Investor rotation back to quality stocks should equate to even better relative performance for the Growth and Income Fund.

BOB BERNSTEIN
Portfolio Manager
Mississippi Valley Advisors Division of FIRMCO


TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 6/30/00
                                               % of net assets

----------------------------------------------------------
  1.   Eli Lilly & Company                            3.2
----------------------------------------------------------
  2.   Schering Plough                                2.6
----------------------------------------------------------
  3.   Cisco Systems                                  2.5
----------------------------------------------------------
  4.   General Electric                               2.5
----------------------------------------------------------
  5.   MBNA Corp.                                     2.4
----------------------------------------------------------
  6.   Heinz, H.J.                                    2.4
----------------------------------------------------------
  7.   Microsoft Corp.                                2.3
----------------------------------------------------------
  8.   Millipore Co.                                  2.3
----------------------------------------------------------
  9.   Intel Corp.                                    2.3
----------------------------------------------------------
10.    Merck & Company                                2.3
----------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION
As of 6/30/00
[Bar Graph]
--------------------------------------------------------------------
Technology                                                     27.1
--------------------------------------------------------------------
Consumer Growth                                                24.3
--------------------------------------------------------------------
Interest Sensitive                                             22.3
--------------------------------------------------------------------
Industrial Cyclicals                                            9.1
--------------------------------------------------------------------
Consumer Staples                                                7.5
--------------------------------------------------------------------
Energy                                                          5.1
--------------------------------------------------------------------
Capital Goods                                                   4.6
--------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                Average Annual Return2
Inception 7/1/97                                             (for the period ended 6/30/00)
---------------------------------------------------------------------------------------------------------
                                                        1 Year                     Since inception
------------------------------------------- -------------------------------- ----------------------------
Growth & Income Equity Portfolio,
managed by MVA                                           .30%                          12.41%
------------------------------------------- -------------------------------- ----------------------------
S&P 500 Index1                                           7.24%                         19.64%
------------------------------------------- -------------------------------- ----------------------------




1 The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

2 "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effects of these fees or charges, performance numbers would be lower.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

COMMON STOCKS - 93.6%
ADVERTISING - 0.1%
Obie Media Corp.*................................................................ 11,700  $    93,600
Promotions.com, Inc.*............................................................. 9,900       49,500
                                                                                          -----------
                                                                                              143,100
                                                                                          -----------
APPAREL RETAILERS - 0.1%
Pacific Sunwear of California, Inc.*.............................................. 8,600      161,250
                                                                                          -----------
AUTOMOTIVE - 1.0%
Borg-Warner Automotive, Inc....................................................... 8,700      305,587
Lithia Motors, Inc.*............................................................. 15,200      203,300
Monaco Coach Corp.*.............................................................. 20,500      279,312
National R.V. Holdings, Inc.*.................................................... 18,500      194,250
Sonic Automotive, Inc.*.......................................................... 10,900      116,494
                                                                                          -----------
                                                                                            1,098,943
                                                                                          -----------
BANKING - 2.9%
American Capital Strategies, Ltd.................................................. 7,100      169,512
Bank United Corp................................................................. 27,300      960,619
Capital Crossing Bank*............................................................ 8,000       82,000
City National Corp................................................................ 9,700      344,350
Commercial Federal Corp.......................................................... 20,450      318,253
Hamilton Bancorp, Inc.*.......................................................... 14,300      250,250
Medallion Financial Corp.......................................................... 7,100      109,606
MicroFinancial, Inc............................................................... 6,500       65,000
National Commerce Bancorp........................................................ 19,700      316,431
Pacific Century Financial Corp................................................... 14,800      216,450
Sterling Bancshares, Inc.......................................................... 5,700       61,631
Summit Bancshares, Inc............................................................ 5,200       89,700
Sun Bancorp, Inc.*............................................................... 15,254       91,524
Westamerica Bancorp............................................................... 7,000      182,875
                                                                                          -----------
                                                                                            3,258,201
                                                                                          -----------
BEVERAGES, FOOD & TOBACCO - 1.2%
American Italian Pasta Co.*...................................................... 13,700      283,419
Beringer Wine Estates Holdings, Inc.*............................................. 9,400      331,937
Keebler Foods Co................................................................. 20,800      772,200
                                                                                          -----------
                                                                                            1,387,556
                                                                                          -----------
BUILDING MATERIALS - 0.8%
Caprock Communications Corp.*.................................................... 17,000      331,500
Elcor Corp....................................................................... 20,950      481,850
Omnicare, Inc.................................................................... 10,400       94,250
                                                                                          -----------
                                                                                              907,600
                                                                                          -----------
CHEMICALS - 4.5%
Albemarle Corp................................................................... 26,100      515,475
Bush Boake Allen, Inc.*........................................................... 6,600      288,750
General Chemical Group, Inc.*.................................................... 29,900       20,556
Gentek, Inc...................................................................... 39,020      436,536
Geon Co. (The)................................................................... 43,900      812,150
Georgia Gulf Corp................................................................ 36,300      755,494
Minerals Technologies, Inc....................................................... 19,400      892,400
-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

CHEMICALS - CONTINUED
Solutia, Inc..................................................................... 19,400  $   266,750
Wellman, Inc..................................................................... 66,200    1,071,612
                                                                                          -----------
                                                                                            5,059,723
                                                                                          -----------
COMMERCIAL SERVICES - 6.1%
Core Laboratories N.V............................................................ 10,900      316,100
Diamond Technology Partners, Inc.*................................................ 8,300      730,400
Digitas Inc.*..................................................................... 5,300       86,456
Diversa Corp.*.................................................................... 4,800      159,000
Exelixis, Inc.*................................................................... 7,400      246,975
Gene Logic, Inc.*................................................................. 3,600      128,475
iBEAM Broadcasting Corp.*........................................................ 26,800      482,400
Media Metrix, Inc.*............................................................... 2,500       63,594
NetRatings, Inc.*................................................................ 16,100      412,562
On Assignment, Inc.*............................................................. 35,600    1,085,800
Orchid Biosciences, Inc.*........................................................ 18,300      694,829
StorageNetworks, Inc.*............................................................ 2,000      180,500
Trimeris, Inc.*................................................................... 6,400      447,600
Universal Compression Holdings, Inc.*............................................. 6,400      214,400
Valassis Communications, Inc.*................................................... 29,800    1,136,125
Wind River Systems, Inc.*........................................................ 12,100      458,287
                                                                                          -----------
                                                                                            6,843,503
                                                                                          -----------
COMMUNICATIONS - 4.7%
Advanced Fibre Communications, Inc.*............................................. 32,700    1,481,719
L-3 Communications Holdings, Inc.*................................................ 6,700      382,319
LifeMinders, Inc.*................................................................ 5,300      156,681
Metawave Communications Corp*..................................................... 7,900      210,831
Netro Corp.*...................................................................... 5,500      315,562
ONI Systems Corp.*................................................................ 2,400      281,287
Plantronics, Inc.*................................................................ 1,800      207,900
Polycom, Inc.*.................................................................... 9,100      856,254
Seachange International, Inc.*................................................... 13,950      402,806
Titan Corp. (The)*................................................................ 7,200      322,200
Turnstone Systems, Inc.*.......................................................... 2,100      347,911
U.S. Wireless Corp.*................................................................ 900       19,237
Ulticom, Inc.*.................................................................... 2,500       60,039
Williams Communications Group, Inc.*.............................................. 6,900      228,994
                                                                                          -----------
                                                                                            5,273,740
                                                                                          -----------
COMPUTER SOFTWARE & PROCESSING - 15.5%
Accrue Software, Inc.*............................................................ 9,600      340,800
Aether Systems, Inc.*............................................................. 1,700      348,500
Agile Software Corp.*............................................................ 12,400      876,525
Allaire Corp.*.................................................................... 1,000       36,750
Alteon Websystems, Inc.*.......................................................... 5,100      510,319
Art Technology Group, Inc.*....................................................... 9,700      979,094
ARTISTdirect, Inc.,*.............................................................. 5,500       17,187
Certicom Corp.................................................................... 10,200      698,541
CheckFree Holdings Corp.*........................................................ 13,200      680,625
Clarent Corp.*................................................................... 12,300      879,450
Click2Learn.com, Inc.*........................................................... 21,600      380,700

                       See notes to financial statements

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING - CONTINUED
Computer Horizons Corp.*......................................................... 32,200  $   432,687
Corillian Corp*................................................................... 9,600      159,600
E. Piphany, Inc.*................................................................. 2,600      278,687
eFunds Corp.*.................................................................... 18,375      213,609
eSPEED, Inc. - Class A*.......................................................... 19,000      825,312
Excalibur Technologies Corp.*..................................................... 9,000      359,437
FASTNET Corp.*................................................................... 11,600       43,500
Gartner Group, Inc. - Class A.................................................... 28,700      344,400
Healthgate Data Corp.*........................................................... 19,300       31,362
Informatica Corp*................................................................ 10,600      868,537
Information Resources Engineering, Inc.*............................................ 100        2,525
Informix Corp.*.................................................................. 33,300      247,669
ISS Group, Inc.*.................................................................. 4,400      434,431
Keynote Systems, Inc.*............................................................ 7,600      536,275
Mediaplex, Inc.*................................................................. 20,500      395,906
Metasolv Software, Inc.*.......................................................... 3,800      167,200
Net Perceptions, Inc.*........................................................... 11,800      187,325
Nuance Communications Inc.*....................................................... 1,300      108,306
Packeteer, Inc.*................................................................. 10,500      305,812
Peregrine Systems, Inc.*......................................................... 17,900      620,906
Precise Software Solutions Ltd.*.................................................. 2,400       57,600
PRI Automation, Inc.*............................................................. 7,500      490,429
Quest Software, Inc.*............................................................. 2,400      132,900
Quokka Sports, Inc.*.............................................................. 9,500       76,297
Retek Inc.*...................................................................... 11,700      374,400
Sequoia Software Corp*............................................................ 8,100      132,637
SmartForce Plc - ADR*............................................................ 13,600      652,800
Software Technologies Corp.*..................................................... 12,900      395,869
Sonic Foundry, Inc.*............................................................. 11,900      238,000
Source Information Management Co. (The)*......................................... 17,400      265,350
Tumbleweed Communications Corp.*................................................. 10,300      524,012
Verio Inc.*....................................................................... 4,500      266,062
Vicinity Corp.*................................................................... 5,000       98,125
Watchguard Technologies, Inc.*................................................... 11,200      615,300
Websense, Inc.*................................................................... 4,800      120,600
WebTrends Corp.*................................................................. 10,600      410,087
Witness Systems, Inc.*........................................................... 15,400      375,375
                                                                                          -----------
                                                                                           17,537,820
                                                                                          -----------
COMPUTERS & INFORMATION - 1.4%
Accelerated Networks, Inc.*....................................................... 1,400       59,062
Cirrus Logic, Inc.*.............................................................. 12,000      192,000
Fargo Electronics*............................................................... 17,800       63,412
M-Systems Flash Disk Pioneer Ltd.*................................................ 8,100      630,787
Visual Networks, Inc.*........................................................... 21,100      601,350
                                                                                          -----------
                                                                                            1,546,611
                                                                                          -----------
COSMETICS & PERSONAL CARE - 0.5%
Alberto-Culver Co. - Class B..................................................... 18,300      559,294
                                                                                          -----------
-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES - 1.5%
Cleco Corp....................................................................... 27,800  $   931,300
CMS Energy Corp.................................................................. 35,200      778,800
                                                                                          -----------
                                                                                            1,710,100
                                                                                          -----------
ELECTRICAL EQUIPMENT - 0.6%
Capstone Turbine Corp.*........................................................... 2,100       94,631
Rayovac Corp.*................................................................... 27,500      615,312
                                                                                          -----------
                                                                                              709,943
                                                                                          -----------
ELECTRONICS - 8.3%
ACT Manufacturing, Inc.*......................................................... 14,700      682,632
ATMI, Inc.*...................................................................... 23,800    1,106,700
C-Cube Microsystems Inc.*........................................................ 21,700      425,862
DDI Corp.*....................................................................... 26,700      760,950
Exar Corp.*...................................................................... 16,850    1,469,109
Genesis Microchip Inc.*........................................................... 5,500       98,312
Integrated Circuit Systems, Inc.*................................................ 14,500      248,312
JNI Corp.*........................................................................ 3,000       94,875
Lattice Semiconductor Corp.*..................................................... 11,700      808,763
Manufacturers' Services Ltd.*..................................................... 5,300      108,981
MMC Networks, Inc.*............................................................... 5,700      304,594
New Focus, Inc.*.................................................................. 3,800      312,075
Power-One, Inc.*................................................................. 10,000    1,139,375
Silicon Image, Inc.*.............................................................. 7,500      374,063
Silicon Laboratories Inc.*........................................................ 3,100      164,688
Stratos Lightwave, Inc.*.......................................................... 2,575       71,778
TranSwitch Corp.*................................................................. 2,600      200,688
Virata Corp.*..................................................................... 7,400      441,225
Vyyo Inc.*........................................................................ 6,900      186,300
World Access, Inc.*.............................................................. 32,600      360,638
                                                                                          -----------
                                                                                            9,359,920
                                                                                          -----------
ENTERTAINMENT & LEISURE - 1.5%
Anchor Gaming*................................................................... 18,100      867,669
Boca Resorts, Inc.*.............................................................. 14,700      145,163
Concord Camera Corp.*............................................................. 2,600       54,275
JAKKS Pacific, Inc.*............................................................. 20,800      306,800
Ticketmaster Online-City - Class B*.............................................. 22,400      357,000
                                                                                          -----------
                                                                                            1,730,907
                                                                                          -----------
FINANCIAL SERVICES - 2.6%
Allied Capital Corp.............................................................. 41,400      703,800
Amcv Capital Trust I*............................................................. 3,900      162,825
American Home Mortgage Holdings, Inc.*........................................... 16,300       74,369
Donaldson, Lufkin & Jenrette, Inc................................................. 5,000      212,188
Doral Financial Corp............................................................. 24,400      279,075
Gabelli Asset Management, Inc.*.................................................. 11,600      290,000
Heller Financial, Inc............................................................ 33,300      682,650
LendingTree, Inc.*................................................................ 4,200       31,500
Ocwen Financial Corp.*........................................................... 28,900      160,756

                       See notes to financial statements

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

FINANCIAL SERVICES - CONTINUED
Southwest Securities Group, Inc................................................... 8,100  $   301,725
Web Street, Inc.*................................................................ 10,400       26,000
                                                                                          -----------
                                                                                            2,924,888
                                                                                          -----------
FOREST PRODUCTS & PAPER - 1.6%
Buckeye Technologies, Inc.*...................................................... 22,400      491,400
Caraustar Industries, Inc........................................................ 47,500      718,438
Universal Forest Products, Inc................................................... 39,100      537,625
                                                                                          -----------
                                                                                            1,747,463
                                                                                          -----------
HEALTH CARE PROVIDERS - 0.8%
Accredo Health, Inc.*............................................................ 13,550      468,322
Community Health Care*............................................................ 5,300       85,794
Hooper Holmes, Inc............................................................... 38,500      308,000
                                                                                          -----------
                                                                                              862,116
                                                                                          -----------
HEAVY CONSTRUCTION - 0.5%
Mcdermott International, Inc..................................................... 66,800      588,675
                                                                                          -----------
HEAVY MACHINERY - 2.4%
Applied Science and Technology, Inc.*............................................ 12,600      326,025
Dycom Industries, Inc.*........................................................... 6,450      296,700
IDEX Corp........................................................................ 11,100      350,344
Lam Research Corp.*.............................................................. 14,700      551,250
Manitowoc Company, Inc............................................................ 6,600      176,550
Optimal Robotics Corp.*.......................................................... 13,500      518,063
Smith International, Inc.*........................................................ 7,000      509,688
                                                                                          -----------
                                                                                            2,728,620
                                                                                          -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
Furniture Brands International, Inc.*............................................. 9,000      136,125
Stanley Furniture Co., Inc.*..................................................... 21,100      464,200
                                                                                          -----------
                                                                                              600,325
                                                                                          -----------
HOUSEHOLD PRODUCTS - 0.2%
Snap-On, Inc...................................................................... 7,800      207,675
                                                                                          -----------
INDUSTRIAL - DIVERSIFIED - 1.4%
Shaw Group, Inc.*................................................................ 20,900      984,913
Symyx Technologies Inc.*......................................................... 14,200      605,053
                                                                                          -----------
                                                                                            1,589,966
                                                                                          -----------
INSURANCE - 2.1%
E. W. Blanch Holdings, Inc....................................................... 10,500      213,281
Fremont General Corp............................................................. 37,500      147,656
HealthExtras, Inc.*.............................................................. 22,900      123,088
MIIX Group, Inc................................................................... 3,700       44,400
Nationwide Financial Services, Inc. - Class A.................................... 21,800      716,675
Protective Life Corp............................................................. 13,400      356,775
Quotesmith.com, Inc.*............................................................ 23,200       50,026
RenaissanceRe Holdings Ltd....................................................... 10,400      453,050
StanCorp Financial Group, Inc..................................................... 8,600      276,275
                                                                                          -----------
                                                                                            2,381,226
                                                                                          -----------
-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

LODGING - 0.3%
Aztar Corp.*..................................................................... 16,000  $   248,000
Extended Stay America, Inc.*..................................................... 13,900      128,575
                                                                                          -----------
                                                                                              376,575
                                                                                          -----------
MEDIA - BROADCASTING & PUBLISHING - 1.9%
Entercom Communications Corp.*................................................... 12,400      604,500
Hearst-Argyle Television, Inc.*.................................................. 12,700      247,650
Insight Communications Co., Inc.*................................................ 15,400      240,625
Spanish Broadcasting System, Inc.*............................................... 39,700      816,331
World Gate Communications, Inc.*................................................. 15,600      276,900
                                                                                          -----------
                                                                                            2,186,006
                                                                                          -----------
MEDICAL BIO - TECHNOLOGY - 0.8%
Affymetrix, Inc.*................................................................. 4,500      743,063
Maxygen Inc.*..................................................................... 3,000      170,297
                                                                                          -----------
                                                                                              913,360
                                                                                          -----------
MEDICAL SUPPLIES - 4.4%
Aclara Biosciences Inc.*.......................................................... 2,200      112,063
August Technology Corp.*.......................................................... 3,700       60,819
Cyberonics, Inc.*................................................................. 7,800       93,600
Cytyc Corp.*...................................................................... 1,800       96,075
Eclipse Surgical Technologies, Inc.*............................................. 32,900      143,938
Enzon, Inc.*...................................................................... 5,500      233,750
Exfo Electro-Optical Engineering, Inc.*........................................... 1,000       43,875
I-STAT Corp.*.................................................................... 21,500      374,906
Kopin Corp.*..................................................................... 15,800    1,094,150
Meade Instruments Corp.*......................................................... 13,500      339,188
Mettler-Toledo International, Inc.*.............................................. 27,500    1,100,000
MKS Instruments, Inc.*........................................................... 12,300      481,238
Molecular Devices Corp.*.......................................................... 1,400       96,863
ORATEC Interventions, Inc*........................................................ 8,700      290,363
ResMed, Inc.*.................................................................... 11,600      310,300
Sonic Innovations, Inc*........................................................... 5,000       92,813
Therma-Wave Inc.*................................................................. 1,200       26,775
                                                                                          -----------
                                                                                            4,990,716
                                                                                          -----------
METALS - 0.7%
Gulf Island Fabrication, Inc.*.................................................... 5,800       98,600
Mueller Industries*.............................................................. 20,100      562,800
Schnitzer Steel Industries, Inc.................................................. 10,000      158,750
                                                                                          -----------
                                                                                              820,150
                                                                                          -----------
OIL & GAS - 3.8%
Atmos Energy Corp................................................................ 26,400      462,000
Cooper Cameron Corp.*............................................................ 11,100      732,600
Global Industries, Ltd.*......................................................... 11,500      217,063
Kinder Morgan, Inc............................................................... 15,100      521,894
National-Oilwell, Inc.*.......................................................... 32,700    1,075,013
Newfield Exploration Co.*........................................................ 24,200      946,825
Spinnaker Exploration Co.*........................................................ 9,900      253,688
Unit Corp.*....................................................................... 8,800      118,800
                                                                                          -----------
                                                                                            4,327,883
                                                                                          -----------

                       See notes to financial statements

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

PHARMACEUTICALS - 6.5%
Abgenix, Inc.*.................................................................... 5,400  $   647,241
Akorn, Inc.*..................................................................... 31,200      247,650
Allscripts, Inc.*................................................................ 12,000      276,000
Bindley Western Industries, Inc.................................................. 20,000      528,750
Charles River Laboratories Int'l., Inc.*.......................................... 3,300       73,219
Corixa Corp.*..................................................................... 8,800      377,850
Gilead Sciences, Inc.*............................................................ 1,700      120,913
Human Genome Sciences, Inc.*..................................................... 13,805    1,840,653
IDEC Pharmaceuticals Corp.*....................................................... 7,300      856,381
ILEX Oncology, Inc.*.............................................................. 5,100      179,775
Ligand Pharmaceuticals*.......................................................... 50,100      660,694
Millennium Pharmaceuticals, Inc.*................................................. 1,100      123,063
Neurocrine Biosciences, Inc.*.................................................... 11,900      423,194
Vertex Pharmaceuticals Inc.*...................................................... 8,900      937,838
Vical, Inc.*...................................................................... 1,400       26,950
                                                                                          -----------
                                                                                            7,320,171
                                                                                          -----------
REAL ESTATE - 4.0%
Arden Realty Group, Inc. (REIT).................................................. 21,600      507,600
Centerpoint Properties Corp. (REIT)............................................... 9,500      387,125
CoStar Group Inc.*................................................................ 7,900      197,994
Cousins Properties, Inc. (REIT).................................................. 15,800      608,300
General Growth Properties, Inc. (REIT)........................................... 17,300      549,275
Macerich Co. (The) (REIT)........................................................ 12,300      271,369
Manufactured Home Communities, Inc. (REIT)....................................... 20,900      500,294
Mills Corp. (REIT)............................................................... 13,500      253,969
Misson West Properties Inc. (REIT)............................................... 22,600      237,300
Post Properties, Inc. (REIT)..................................................... 23,567    1,036,948
                                                                                          -----------
                                                                                            4,550,174
                                                                                          -----------
RETAILERS - 1.5%
Alloy Online, Inc.*.............................................................. 18,300      205,875
BJ's Wholesale Club, Inc.*........................................................ 3,800      125,400
Cost Plus, Inc.*................................................................. 19,200      550,800
School Specialty, Inc.*.......................................................... 35,700      662,681
Stamps.com, Inc.*................................................................ 13,800      100,913
                                                                                          -----------
                                                                                            1,645,669
                                                                                          -----------
TELEPHONE SYSTEMS - 3.5%
Choice One Communications, Inc.*................................................. 11,000      448,938
Digital Island, Inc.*............................................................. 8,600      418,175
ECtel Ltd.*....................................................................... 4,200       96,600
Flag Telecom Holdings Ltd.*....................................................... 9,400      139,825
GoAmerica, Inc.*.................................................................. 8,700      134,306
IBasis, Inc.*.................................................................... 20,900      900,006
ITC DeltaCom, Inc.*.............................................................. 15,300      341,381
MGC Communications, Inc.*........................................................ 12,000      719,250
Motient Corp*.................................................................... 23,400      367,088
Net2Phone, Inc.*.................................................................. 8,000      285,500
TeleCorp PCS Inc.*................................................................ 3,600      145,125
                                                                                          -----------
                                                                                            3,996,194
                                                                                          -----------
-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

TEXTILES, CLOTHING & FABRICS - 0.3%
Genesco Inc.*.................................................................... 11,000  $   176,688
Vans, Inc.*...................................................................... 13,400      195,975
                                                                                          -----------
                                                                                              372,663
                                                                                          -----------
TRANSPORTATION - 2.5%
American Classic Voyages Co.*.................................................... 15,100      311,438
C.H. Robinson Worldwide, Inc..................................................... 23,300    1,153,350
GATX Corp......................................................................... 7,300      248,200
PNV.net, Inc.*.................................................................... 9,300       12,788
Werner Enterprises, Inc.......................................................... 40,175      464,523
Willis Lease Finance Corp.*...................................................... 31,900      199,375
Wisconsin Central Transport Corp.*............................................... 34,600      449,800
                                                                                          -----------
                                                                                            2,839,474
                                                                                          -----------




WATER COMPANIES - 0.6%
E-Town Corp....................................................................... 9,500      631,156
                                                                                          -----------

Total Common Stocks (Cost $90,715,994)                                                    105,889,356
                                                                                          -----------

-------------------------------------------------------------------------------------------------
PAR                                         SECURITY                                    VALUE
AMOUNT                                    DESCRIPTION                                  (NOTE 1)
-------------------------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS - 14.3%
$1,335,090   American Express Centurion Bank, 6.65%,
               due 07/10/00(a).....................................................  $  1,335,090
 1,375,726   Bank of America, 6.67%,
               due 03/22/01(a).....................................................     1,375,726
   667,545   Royal Bank of Scotland, 6.85%,
               due 07/05/00(a).....................................................       667,545
 2,670,180   American Express Centurion Bank, 7%,
               due 07/07/00(a).....................................................     2,670,180
   667,545   First Union National Bank, 6.9%,
               due 05/09/01(a).....................................................       667,545
 1,633,879   Fleet National Bank, 7.125%,
               due 10/31/00(a).....................................................     1,633,879
 1,335,090   Goldman Sachs, 6.64875%,
               due 08/17/00(a).....................................................     1,335,090
 1,335,090   Janus Money Market Fund(a)............................................     1,335,090
 3,887,014   Merrimac Cash Fund-Premium Class(a)...................................     3,887,014
 1,335,090   BNP Paribas, 6.75%, due 07/05/00(a)...................................     1,335,090
                                                                                     ------------
             Total Short-Term Investments
             (Cost $16,242,249)                                                        16,242,249
                                                                                     ------------

TOTAL INVESTMENTS - 107.9%
(Cost $106,958,243)                                                                   122,131,605

Other Assets and Liabilities (net) -
(7.9%)                                                                                (8,942,461)
                                                                                     -------------

TOTAL NET ASSETS - 100.0%                                                           $ 113,189,144
                                                                                    =============

PORTFOLIO FOOTNOTES:

 * Non-income producing security.

 (a) Represents investment of collateral received from securities lending transactions.

 ADR - American Depositary Receipt

 REIT - Real Estate Investment Trust

                       See notes to financial statements

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------
PAR                                                                                    VALUE
AMOUNT                     SECURITY DESCRIPTION                 COUPON   MATURITY    (NOTE 1)
-----------------------------------------------------------------------------------------------

            DOMESTIC BONDS & DEBT SECURITIES - 95.7%
            ASSET BACKED SECURITIES - 8.1%
$  400,000  California Infrastructure.........................  6.420%  09/25/2008  $   388,814
 1,500,000  Carco Auto Loan Master Trust......................  5.780%  03/15/2004    1,465,867
   360,000  Citibank Credit Card Master Trust.................  5.500%  02/15/2006      341,037
 1,230,000  Citibank Credit Card Master Trust.................  6.150%  03/10/2011    1,120,930
   730,000  Ford Credit Auto Loan Master Trust................  5.500%  02/15/2003      723,105
 1,800,000  Ford Credit Auto Owner Trust......................  6.820%  06/17/2002    1,798,317
   595,000  Money Store Home Equity Trust (The)...............  6.485%  12/15/2038      569,132
   500,000  Nationsbank Card Master Trust.....................  6.450%  04/15/2003      500,042
   500,000  Peco Energy Transition Trust......................  5.800%  03/01/2007      475,637
                                                                                    -----------
                                                                                      7,382,881
                                                                                    -----------
            AUTOMOTIVE - 0.0%
    25,000  Federal - Mogul Corp..............................  7.750%  07/01/2006       18,202
                                                                                    -----------
            BANKING - 4.1%
 2,000,000  Chase Manhattan Corp..............................  9.750%  11/01/2001    2,063,140
   225,000  Fleet Capital Ltd.................................  7.920%  12/11/2026      197,253
    10,000  NationsBank Corp..................................  7.250%  10/15/2025        9,036
 1,500,000  Wachovia Corp.....................................  6.700%  06/21/2004    1,464,864
                                                                                    -----------
                                                                                      3,734,293
                                                                                    -----------
            BEVERAGES, FOOD & TOBACCO - 0.7%
   455,000  J Seagram & Sons..................................  7.600%  12/15/2028      431,522
   250,000  Smithfield Foods, Inc.............................  7.625%  02/15/2008      225,000
                                                                                    -----------
                                                                                        656,522
                                                                                    -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS - 12.9%
   209,951  Chase Manhattan Bank - First Union National.......  7.134%  07/15/2007      208,273
 2,000,000  Chase Manhattan Bank - First Union National.......  7.439%  07/15/2009    1,994,818
 1,980,000  Commercial Mortgage Acceptance Corp...............  6.030%  03/15/2008    1,822,956
   890,000  Credit Suisse First Boston Mortgage Securities
              Corp............................................  7.290%  09/15/2009      878,503
 1,959,096  First Nationwide Trust............................  6.500%  01/19/2029    1,813,525
 1,655,000  First Union Commercial Mortgage...................  6.070%  10/15/2008    1,517,344
   240,000  First Union-Lehman Brothers Commercial............  6.600%  05/18/2007      232,177
 1,730,000  First Union-Lehman Brothers Commercial............  6.650%  12/18/2007    1,652,629
 1,500,000  Morgan Stanley Capital, Inc.......................  6.170%  10/03/2008    1,377,849
   299,278  Ocwen Residential MBS Corp. (144A)(a).............  7.000%  10/25/2040      293,237
                                                                                    -----------
                                                                                     11,791,311
                                                                                    -----------
            COMMUNICATIONS - 1.2%
 1,070,000  TCI Communications, Inc...........................  7.875%  02/15/2026    1,065,776
                                                                                    -----------
            ELECTRIC UTILITIES - 0.3%
   250,000  Columbus Southern Power...........................  6.850%  10/03/2005      240,979
                                                                                    -----------
            FINANCIAL SERVICES - 2.8%
   650,000  Citigroup Capital.................................  7.750%  12/01/2036      590,921
 1,500,000  General Motors Acceptance Corp....................  5.500%  01/14/2002    1,460,698
   500,000  General Motors Acceptance Corp....................  6.750%  11/04/2004      486,662
                                                                                    -----------
                                                                                      2,538,281
                                                                                    -----------
            INDUSTRIAL - DIVERSIFIED - 0.5%
   495,000  Armstrong World Industries, Inc...................  6.350%  08/15/2003      436,335
                                                                                    -----------
            MEDIA - BROADCASTING & PUBLISHING - 2.0%
   250,000  Fox Liberty Networks LLC..........................  8.875%  08/15/2007      249,375
    30,000  News America Holdings, Inc........................  7.700%  10/30/2025       27,296
   500,000  Time Warner, Inc..................................  7.975%  08/15/2004      510,000
 1,000,000  Turner Broadcasting Systems, Inc..................  7.400%  02/01/2004      996,095
                                                                                    -----------
                                                                                      1,782,766
                                                                                    -----------

                       See notes to financial statements

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------
PAR                                                                                    VALUE
AMOUNT                     SECURITY DESCRIPTION                 COUPON   MATURITY    (NOTE 1)
-----------------------------------------------------------------------------------------------

            OIL & GAS - 1.2%
$  600,000  Coastal Corp......................................  6.500%  05/15/2006  $   569,035
   200,000  Dynegy, Inc.......................................  6.875%  07/15/2002      197,912
    65,000  Enron Corp........................................  6.950%  07/15/2028       57,325
   300,000  National Fuel Gas Co..............................  6.214%  08/12/2027      291,248
                                                                                    -----------
                                                                                      1,115,520
                                                                                    -----------
            TELEPHONE SYSTEMS - 2.0%
   250,000  Global Crossing Hldg. Ltd. (144A)(a)..............  9.125%  11/15/2006      240,625
   455,000  Liberty Media Group...............................  8.250%  02/01/2030      418,896
   100,000  U.S. Cellular Corp................................  7.250%  08/15/2007       95,199
 1,100,000  WorldCom, Inc.....................................  7.750%  04/01/2027    1,096,565
                                                                                    -----------
                                                                                      1,851,285
                                                                                    -----------
            TRANSPORTATION - 0.3%
   375,000  Union Pacific Corp................................  6.625%  02/01/2029      310,800
                                                                                    -----------
            U.S. GOVERNMENT AGENCY - 3.3%
 2,630,000  Federal National Mortgage Association.............  7.250%  01/15/2010    2,655,992
   402,000  Federal National Mortgage Association(b)..........  7.125%  01/15/2030      404,234
                                                                                    -----------
                                                                                      3,060,226
                                                                                    -----------
            U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 41.4%
    20,754  Federal Home Loan Mortgage Corp...................  8.000%  09/01/2008       20,805
   215,039  Federal Home Loan Mortgage Corp...................  6.500%  07/15/2016      212,590
   877,043  Federal National Mortgage Association.............  6.500%  06/01/2014      845,988
    76,936  Federal National Mortgage Association.............  6.500%  08/01/2014       74,212
    26,330  Federal National Mortgage Association.............  6.500%  09/01/2014       25,398
   214,908  Federal National Mortgage Association.............  6.500%  09/01/2014      207,298
   140,080  Federal National Mortgage Association.............  6.500%  12/01/2014      135,120
   625,136  Federal National Mortgage Association.............  6.500%  12/01/2014      603,001
    89,044  Federal National Mortgage Association.............  6.500%  01/01/2015       85,891
   824,020  Federal National Mortgage Association.............  6.500%  02/01/2015      794,842
   799,576  Federal National Mortgage Association.............  7.000%  03/01/2015      784,756
   345,330  Federal National Mortgage Association.............  7.000%  03/01/2015      338,929
   886,472  Federal National Mortgage Association.............  7.000%  03/01/2015      870,042
   828,557  Federal National Mortgage Association.............  7.000%  03/01/2015      813,200
    21,652  Federal National Mortgage Association.............  8.500%  07/01/2019       22,067
   377,388  Federal National Mortgage Association.............  7.500%  12/01/2022      372,313
   838,560  Federal National Mortgage Association.............  7.000%  06/01/2028      809,803
   415,264  Federal National Mortgage Association.............  6.000%  07/01/2028      379,983
   399,787  Federal National Mortgage Association.............  7.000%  08/01/2028      386,077
   844,608  Federal National Mortgage Association.............  7.000%  09/01/2028      815,643
    80,628  Federal National Mortgage Association.............  6.000%  10/01/2028       73,777
   313,565  Federal National Mortgage Association.............  6.000%  12/01/2028      286,925
   271,037  Federal National Mortgage Association.............  7.500%  06/01/2029      267,392
   713,263  Federal National Mortgage Association.............  7.500%  06/01/2029      703,670
    55,085  Federal National Mortgage Association.............  7.500%  07/01/2029       54,344
   738,927  Federal National Mortgage Association.............  7.000%  08/01/2029      713,586
   283,934  Federal National Mortgage Association.............  7.500%  08/01/2029      280,115
    96,730  Federal National Mortgage Association.............  7.500%  08/01/2029       95,429
   395,051  Federal National Mortgage Association.............  7.000%  09/01/2029      381,503
   501,290  Federal National Mortgage Association.............  7.500%  09/01/2029      494,547
   406,755  Federal National Mortgage Association.............  7.500%  09/01/2029      401,284
    34,902  Federal National Mortgage Association.............  7.500%  09/01/2029       34,433
   310,748  Federal National Mortgage Association.............  7.500%  09/01/2029      306,569
   665,156  Federal National Mortgage Association.............  7.500%  09/01/2029      656,210
   158,000  Federal National Mortgage Association.............  8.000%  09/01/2029      158,753
   399,317  Federal National Mortgage Association.............  7.500%  10/01/2029      393,946

                       See notes to financial statements

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------
PAR                                                                                    VALUE
AMOUNT                     SECURITY DESCRIPTION                 COUPON   MATURITY    (NOTE 1)
-----------------------------------------------------------------------------------------------

            U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
$  630,003  Federal National Mortgage Association.............  7.500%  10/01/2029  $   621,530
   726,079  Federal National Mortgage Association.............  7.500%  10/01/2029      716,313
   568,859  Federal National Mortgage Association.............  7.500%  10/01/2029      561,208
   868,463  Federal National Mortgage Association.............  7.500%  10/01/2029      856,782
   289,419  Federal National Mortgage Association.............  7.500%  11/01/2029      285,526
    52,275  Federal National Mortgage Association.............  8.000%  11/01/2029       52,524
    30,155  Federal National Mortgage Association.............  8.000%  11/01/2029       30,299
    25,680  Federal National Mortgage Association.............  7.000%  12/01/2029       24,800
   565,122  Federal National Mortgage Association.............  7.500%  01/01/2030      557,521
   490,431  Federal National Mortgage Association.............  7.500%  01/01/2030      483,835
   832,462  Federal National Mortgage Association.............  7.500%  01/01/2030      821,265
   317,832  Federal National Mortgage Association.............  7.500%  02/01/2030      313,557
   990,001  Federal National Mortgage Association.............  7.500%  02/01/2030      976,685
   314,633  Federal National Mortgage Association.............  8.000%  02/01/2030      316,134
   997,135  Federal National Mortgage Association.............  8.000%  02/01/2030    1,001,889
   848,459  Federal National Mortgage Association.............  8.000%  02/01/2030      852,505
   421,289  Federal National Mortgage Association.............  7.500%  04/01/2030      415,623
   944,404  Federal National Mortgage Association.............  7.000%  05/01/2030      912,017
   141,388  Federal National Mortgage Association.............  7.500%  06/01/2030      139,486
   999,900  Federal National Mortgage Association.............  8.000%  06/01/2030    1,004,668
   499,950  Federal National Mortgage Association.............  8.000%  06/01/2030      502,334
 2,125,000  Federal National Mortgage Association(c)..........  7.000%  07/17/2030    2,050,620
 4,390,000  Federal National Mortgage Association(c)..........  7.500%  07/17/2030    4,325,511
    39,687  Government National Mortgage Association..........  9.000%  01/15/2020       41,013
    26,407  Government National Mortgage Association..........  8.000%  03/15/2026       26,677
    65,497  Government National Mortgage Association..........  7.500%  02/15/2027       65,096
 2,633,462  Government National Mortgage Association..........  6.500%  12/15/2028    2,499,890
    28,732  Government National Mortgage Association..........  8.000%  12/15/2029       29,063
    86,033  Government National Mortgage Association..........  8.000%  01/15/2030       87,023
   885,235  Government National Mortgage Association..........  8.000%  02/15/2030      895,422
    25,824  Government National Mortgage Association..........  8.000%  02/15/2030       26,121
    27,396  Government National Mortgage Association..........  8.000%  04/15/2030       27,711
    25,839  Government National Mortgage Association..........  8.000%  04/15/2030       26,137
   948,317  Government National Mortgage Association..........  8.000%  06/15/2030      959,230
   946,216  Government National Mortgage Association..........  8.000%  06/15/2030      957,105
   500,000  Government National Mortgage Association..........  8.000%  06/15/2030      505,754
                                                                                    -----------
                                                                                     37,869,315
                                                                                    -----------
            U.S. TREASURY SECURITIES - 14.9%
     5,000  U.S. Treasury Note................................  6.000%  08/15/2004        4,955
 2,750,000  U.S. Treasury Note................................  5.500%  05/15/2009    2,630,548
 1,810,000  U.S. Treasury Note................................  6.500%  02/15/2010    1,872,219
 1,715,000  U.S. Treasury Bond(d).............................  8.875%  02/15/2019    2,203,240
 5,653,000  U.S. Treasury Bond................................  6.750%  08/15/2026    6,076,975
   335,000  U.S. Treasury Bond................................  6.500%  11/15/2026      349,552
 1,300,000  U.S. Treasury Bond - Strip Principal(d)...........  9.125%  05/15/2018      431,410
                                                                                    -----------
                                                                                     13,568,899
                                                                                    -----------
            Total Domestic Bonds & Debt Securities (Cost
              $87,901,855)                                                           87,423,391
                                                                                    -----------

                       See notes to financial statements

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------
PAR                                                                                    VALUE
AMOUNT                     SECURITY DESCRIPTION                 COUPON   MATURITY    (NOTE 1)
-----------------------------------------------------------------------------------------------

            FOREIGN BONDS & DEBT SECURITIES - 1.6%
            CANADA - 0.6%
$   80,000  Gulf Canada Resources Ltd. (Yankee)...............  8.250%  03/15/2017  $    73,800
   500,000  Quebec Province (Global)..........................  7.500%  09/15/2029      492,010
                                                                                    -----------
                                                                                        565,810
                                                                                    -----------
            CHANNEL ISLANDS - 0.5%
   420,000  HSBC Capital Funding LT (144A) (Yankee)...........  10.176% 12/29/2049      450,849
                                                                                    -----------
            COLOMBIA - 0.2%
   195,000  Colombia (Republic of) (Global)...................  9.750%  04/23/2009      153,563
                                                                                    -----------
            NETHERLANDS - 0.2%
   250,000  KPNQwest B.V. (Yankee)............................  8.125%  06/01/2009      236,250
                                                                                    -----------
            PHILIPPINE ISLANDS - 0.1%
    90,000  Philippines (Republic of) (Global) (Yankee).......  10.625% 03/16/2025       77,175
                                                                                    -----------

            Total Foreign Bonds & Debt Securities (Cost
              $1,546,559)                                                             1,483,647
                                                                                    -----------

-----------------------------------------------------------------------
PAR                                                            VALUE
AMOUNT           SECURITY DESCRIPTION                        (NOTE 1)
-----------------------------------------------------------------------

            SHORT-TERM INVESTMENTS - 8.0%
$  200,000  Canadian Imperial Bank........................  $   199,842
   582,103  American Express Centurion Bank, 6.65%, due
              07/10/00(e).................................      582,103
   291,051  Royal Bank of Scotland, 6.85%, due
              07/05/00(e).................................      291,051
 1,164,205  American Express Centurion Bank, 7%, due
              07/07/00(e).................................    1,164,205
   291,051  First Union National Bank, 6.9%, due
              05/09/01(e).................................      291,051
 1,312,195  Fleet National Bank, 7.125%, due
              10/31/00(e).................................    1,312,195
   582,104  Goldman Sachs, 6.64875%, due 08/17/00(e)......      582,104
   582,103  Janus Money Market Fund(e)....................      582,103
 1,694,748  Merrimac Cash Fund-Premium Class(e)...........    1,694,748
   582,103  BNP Paribas, 6.75%, due 07/05/00(e)...........      582,103
                                                            -----------

            Total Short-Term Investments
              (Cost $7,281,668)                               7,281,505
                                                            -----------

            TOTAL INVESTMENTS - 105.3%
            (Cost $96,730,082)                               96,188,543

            Other Assets and Liabilities (net) -
            (5.3%)                                           (4,817,889)
                                                          -------------

            TOTAL NET ASSETS - 100.0%                     $  91,370,654
                                                          =============

           PORTFOLIO FOOTNOTES:

 (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

 (b) Assets segregated for purchase for purchase price of delayed delivery or when-issued security.

 (c) Security purchased on a delayed or when-issued basis. (See note 1 to financial statements)

 (d)  Held as collateral for open futures contracts.

 (e) Represents investment of collateral received from securities lending transactions.

 Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                       See notes to financial statements

Cova Series Trust
Select Equity Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.7%
AUTOMOTIVE - 0.8%
Ford Motor Co..................................................................... 27,100  $  1,165,300
Lear Corp.*....................................................................... 43,400       868,000
Visteon Corp.*..................................................................... 3,548        43,023
                                                                                           ------------
                                                                                              2,076,323
                                                                                           ------------
BANKING - 4.3%
Astoria Financial Corp............................................................ 22,100       569,075
Bank One Corp..................................................................... 41,100     1,091,719
Capital One Financial Corp........................................................ 64,400     2,873,850
Dime Bancorp, Inc................................................................. 41,600       655,200
First Union Corp.................................................................. 84,400     2,094,175
KeyCorp........................................................................... 37,400       659,175
U.S. Bancorp..................................................................... 140,100     2,696,925
                                                                                           ------------
                                                                                             10,640,119
                                                                                           ------------
BEVERAGES, FOOD & TOBACCO - 3.6%
Coca-Cola Co. (The)............................................................... 37,400     2,148,162
Philip Morris Co., Inc........................................................... 159,500     4,236,719
Quaker Oats Co. (The)............................................................. 17,800     1,337,225
Seagrams Co., Ltd................................................................. 18,500     1,073,000
                                                                                           ------------
                                                                                              8,795,106
                                                                                           ------------
CHEMICALS - 2.6%
Air Products & Chemicals, Inc..................................................... 95,600     2,945,675
Praxair, Inc...................................................................... 31,500     1,179,281
Rohm & Haas Co.................................................................... 62,300     2,149,350
                                                                                           ------------
                                                                                              6,274,306
                                                                                           ------------
COMMERCIAL SERVICES - 0.5%
Cendant Corp.*.................................................................... 90,775     1,270,850
                                                                                           ------------
COMMUNICATIONS - 2.0%
Allegiance Telecom, Inc.*......................................................... 13,000       832,000
Lucent Technologies, Inc.......................................................... 38,245     2,266,016
QUALCOMM, Inc.*.................................................................... 8,500       510,000
Tellabs Inc.*..................................................................... 19,100     1,307,156
                                                                                           ------------
                                                                                              4,915,172
                                                                                           ------------
COMPUTER SOFTWARE & PROCESSING - 13.6%
America Online, Inc.*............................................................. 84,400     4,452,100
Automatic Data Processing, Inc.................................................... 23,200     1,242,650
Cisco Systems, Inc.*............................................................. 151,200     9,610,650
Citrix Systems, Inc.*............................................................. 31,000       587,062
Computer Associates International, Inc............................................ 56,600     2,897,212
Microsoft Corp.*................................................................. 120,000     9,600,000
Oracle Corp.*..................................................................... 37,400     3,143,937
Parametric Technology Corp.*...................................................... 53,100       584,100
Siebel Systems, Inc.*.............................................................. 7,800     1,275,787
                                                                                           ------------
                                                                                             33,393,498
                                                                                           ------------
COMPUTERS & INFORMATION - 7.2%
Compaq Computer Corp.............................................................. 45,400     1,160,537
Dell Computer Corp.*.............................................................. 39,000     1,923,187
EMC Corp. Mass*................................................................... 42,800     3,292,925
International Business Machines Corp.............................................. 11,700     1,281,881
Quantum Corp. - DLT & Storage*................................................... 112,500     1,089,844
-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

COMPUTERS & INFORMATION - CONTINUED
Seagate Technology, Inc.*......................................................... 33,400  $  1,837,000
Sun Microsystems, Inc.*........................................................... 79,400     7,220,437
                                                                                           ------------
                                                                                             17,805,811
                                                                                           ------------
COSMETICS & PERSONAL CARE - 0.8%
Gillette Co....................................................................... 53,200     1,858,675
                                                                                           ------------



ELECTRIC UTILITIES - 0.8%
CP&L, Energy Inc.................................................................. 17,700       565,294
PG&E Corp......................................................................... 36,200       891,425
Wisconsin Energy Corp............................................................. 26,600       527,012
                                                                                           ------------
                                                                                              1,983,731
                                                                                           ------------
ELECTRICAL EQUIPMENT - 3.4%
General Electric Co.............................................................. 159,600     8,458,800
                                                                                           ------------
ELECTRONICS - 6.8%
Altera Corp.*...................................................................... 8,300       846,081
Applied Materials, Inc.*........................................................... 9,800       888,125
Intel Corp........................................................................ 64,600     8,636,212
Micron Technology, Inc.*.......................................................... 12,200     1,074,363
Motorola, Inc..................................................................... 66,902     1,735,031
Texas Instruments, Inc............................................................ 50,600     3,475,588
                                                                                           ------------
                                                                                             16,655,400
                                                                                           ------------
ENVIRONMENTAL CONTROLS - 1.2%
Republic Services, Inc.*.......................................................... 79,300     1,268,800
Waste Management, Inc............................................................. 89,674     1,703,806
                                                                                           ------------
                                                                                              2,972,606
                                                                                           ------------
FINANCIAL SERVICES - 5.0%
CIT Group, Inc. (The)............................................................. 54,700       888,875
Citigroup, Inc.................................................................... 68,500     4,127,125
E*Trade Group, Inc.*.............................................................. 59,300       978,450
Federal Home Loan Mortgage Corp................................................... 24,000       972,000
Federal National Mortgage Association............................................. 25,400     1,325,563
Goldman Sachs Group, Inc. (The)................................................... 41,400     3,927,825
                                                                                           ------------
                                                                                             12,219,838
                                                                                           ------------
FOREST PRODUCTS & PAPER - 0.8%
Smurfit-Stone Container Corp.*................................................... 154,583     1,990,256
                                                                                           ------------
HEALTH CARE PROVIDERS - 0.3%
Tenet Healthcare Corp............................................................. 29,700       801,900
                                                                                           ------------
HEAVY MACHINERY - 1.4%
Baker Hughes, Inc................................................................. 59,600     1,907,200
Cooper Industries, Inc............................................................ 47,100     1,533,694
                                                                                           ------------
                                                                                              3,440,894
                                                                                           ------------
HOUSEHOLD PRODUCTS - 1.3%
Clorox Co......................................................................... 34,100     1,528,106
Procter & Gamble Co............................................................... 29,200     1,671,700
                                                                                           ------------
                                                                                              3,199,806
                                                                                           ------------
INDUSTRIAL - DIVERSIFIED - 3.7%
Honeywell International Inc....................................................... 40,649     1,369,363
Tyco International Ltd........................................................... 162,920     7,718,335
                                                                                           ------------
                                                                                              9,087,698
                                                                                           ------------

                       See notes to financial statements

Cova Series Trust
Select Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

INSURANCE - 3.9%
Allstate Corp..................................................................... 47,000  $  1,045,750
Ambac Financial Group, Inc........................................................ 65,800     3,606,663
American International Group...................................................... 19,400     2,279,500
Aon Corp.......................................................................... 30,800       956,725
Cigna Corp........................................................................ 18,000     1,683,000
                                                                                           ------------
                                                                                              9,571,638
                                                                                           ------------
LODGING - 0.3%
Marriott International, Inc. - Class A............................................ 20,700       746,494
                                                                                           ------------
MEDIA - BROADCASTING & PUBLISHING - 2.5%
Comcast Corp.*.................................................................... 58,900     2,385,450
Fox Entertainment Group, Inc. - Class A*.......................................... 46,800     1,421,550
MediaOne Group, Inc.*.............................................................. 8,600       570,298
Time Warner, Inc.................................................................. 22,900     1,740,400
                                                                                           ------------
                                                                                              6,117,698
                                                                                           ------------
MEDICAL SUPPLIES - 0.8%
C.R. Bard, Inc.................................................................... 15,900       765,188
PE Corp - PE Biosystems Group..................................................... 17,000     1,119,875
                                                                                           ------------
                                                                                              1,885,063
                                                                                           ------------
METALS - 0.9%
Alcoa, Inc........................................................................ 25,016       725,464
Allegheny Technologies, Inc....................................................... 67,700     1,218,600
Phelps Dodge Corp.................................................................. 6,500       241,719
                                                                                           ------------
                                                                                              2,185,783
                                                                                           ------------
OIL & GAS - 6.0%
Anadarko Petroleum Corp........................................................... 25,600     1,262,400
Columbia Energy Group............................................................. 18,300     1,200,938
Dynegy, Inc....................................................................... 18,500     1,263,781
Exxon Mobil Corp................................................................. 124,510     9,774,035
Global Marine, Inc.*.............................................................. 43,700     1,231,794
                                                                                           ------------
                                                                                             14,732,948
                                                                                           ------------
PHARMACEUTICALS - 9.9%
Alza Corp.*....................................................................... 46,400     2,743,400
American Home Products Corp....................................................... 25,700     1,509,875
Amgen, Inc.*...................................................................... 18,400     1,292,600
Bristol-Myers Squibb Co........................................................... 42,200     2,458,150
Eli Lilly & Co.................................................................... 47,400     4,734,075
Merck & Co., Inc................................................................... 9,700       743,263
Pfizer, Inc....................................................................... 81,750     3,924,000
Pharmacia Corp.................................................................... 84,674     4,376,587
Schering-Plough Corp.............................................................. 49,800     2,514,900
                                                                                           ------------
                                                                                             24,296,850
                                                                                           ------------
RETAILERS - 4.8%
Abercrombie & Fitch Co.*.......................................................... 66,400       809,250
Circuit City Stores, Inc.......................................................... 20,200       670,388
Gap, Inc.......................................................................... 27,200       850,000
Home Depot, Inc................................................................... 21,800     1,088,638
Target Corp....................................................................... 38,100     2,209,800
TJX Companies, Inc................................................................ 83,200     1,560,000
Wal-Mart Stores, Inc.............................................................. 79,300     4,569,663
                                                                                           ------------
                                                                                             11,757,739
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

TELEPHONE SYSTEMS - 8.0%
AT&T Corp......................................................................... 61,800  $  1,954,425
Global Crossing Ltd.*............................................................. 50,000     1,315,625
GTE Corp.......................................................................... 32,900     2,048,025
Level 3 Communications, Inc.*..................................................... 21,900     1,927,200
Liberty Media Group*............................................................. 129,700     3,145,225
Qwest Communications Int'l., Inc.*................................................ 32,200     1,599,938
SBC Communications Corp........................................................... 76,577     3,311,955
Sprint Corp (PCS Group)*.......................................................... 26,600     1,582,700
WorldCom, Inc*.................................................................... 59,271     2,719,057
                                                                                           ------------
                                                                                             19,604,150
                                                                                           ------------
TRANSPORTATION - 0.5%
Union Pacific Corp................................................................ 36,200     1,346,188
                                                                                           ------------

Total Common Stocks (Cost $228,864,409)                                                     240,085,340
                                                                                           ------------

-----------------------------------------------------------------
PAR                         SECURITY                     VALUE
AMOUNT                    DESCRIPTION                  (NOTE 1)
-----------------------------------------------------------------

            SHORT-TERM INVESTMENTS - 5.0%
$1,018,071  American Express Centurion Bank, 6.65%,
              due 07/10/00(a).......................  $ 1,018,071
 1,018,071  Bank of America, 6.67%, due
              03/22/01(a)...........................    1,018,071
   509,033  Royal Bank of Scotland, 6.85%,
              due 07/05/00(a).......................      509,033
 2,036,141  American Express Centurion Bank 7%,
              due 07/07/00(a).......................    2,036,141
   509,035  First Union National Bank, 6.9%,
              due 05/09/01(a).......................      509,035
 1,276,900  Fleet National Bank, 7.125%, due
              10/31/00(a)...........................    1,276,900
 1,018,071  Goldman Sachs, 6.64875%, 08/17/00(a)....    1,018,071
 1,018,071  Janus Money Market Fund(a)..............    1,018,071
 2,964,036  Merrimac Cash Fund-Premium Class(a).....    2,964,036
 1,018,071  BNP Paribas, 6.75%, due 07/05/00(a).....    1,018,071
                                                      -----------

            Total Short-Term Investments
            (Cost $12,385,500)                         12,385,500
                                                      -----------

TOTAL INVESTMENTS - 102.7%
(Cost $241,249,909)                                   252,470,840

Other Assets and Liabilities (net) -
(2.7%)                                                 (6,618,954)
                                                     -------------

TOTAL NET ASSETS - 100.0%                           $ 245,851,886
                                                    =============

PORTFOLIO FOOTNOTES:

 * Non-income producing security.

 (a) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.8%
ADVERTISING - 0.1%
DoubleClick Inc.*.................................................................. 4,900  $    186,812
                                                                                           ------------
AEROSPACE & DEFENSE - 0.1%
B.F. Goodrich Company (The)........................................................ 7,400       252,062
                                                                                           ------------
AIRLINES - 0.0%
Delta Air Lines, Inc............................................................... 1,400        70,787
Northwest Airlines Corp.*.......................................................... 2,100        63,919
                                                                                           ------------
                                                                                                134,706
                                                                                           ------------
APPAREL RETAILERS - 0.2%
The Limited, Inc.................................................................. 20,400       441,150
                                                                                           ------------
AUTOMOTIVE - 2.1%
Dana Corp......................................................................... 13,700       290,269
Delphi Automotive Systems Corp.................................................... 31,100       452,894
Ford Motor Co..................................................................... 53,400     2,296,200
Ford Motor Co.(a).................................................................. 3,700       159,100
General Motors Corp............................................................... 28,000     1,625,750
Goodyear Tire & Rubber Co......................................................... 13,100       262,000
Paccar, Inc........................................................................ 4,400       174,625
Rockwell International Corp....................................................... 14,100       444,150
Visteon Corp.*..................................................................... 6,992        84,776
                                                                                           ------------
                                                                                              5,789,764
                                                                                           ------------
BANKING - 3.1%
Associates First Capital Corp..................................................... 31,400       700,612
Bank One Corp..................................................................... 34,200       908,437
Banknorth Group, Inc............................................................... 5,800        88,812
Capital One Financial Corp......................................................... 7,900       352,537
Comerica, Inc...................................................................... 5,300       237,837
Compass Bancshares, Inc............................................................ 2,600        44,362
Dime Bancorp, Inc.................................................................. 7,600       119,700
First Tennessee National Corp...................................................... 5,300        87,781
First Union Corp.................................................................. 48,800     1,210,850
Firstar Corp...................................................................... 23,800       501,287
Fleet Boston Financial Corp........................................................ 9,400       319,600
Golden West Financial Corp......................................................... 4,800       195,900
Greenpoint Financial Corp.......................................................... 4,700        88,125
Hibernia Corp. - Class A........................................................... 4,900        53,287
KeyCorp........................................................................... 21,400       377,175
Marshall And Ilsley Corp........................................................... 4,800       199,200
Mercantile Bankshares Corp......................................................... 2,800        83,475
North Fork Bancorp., Inc........................................................... 6,500        98,312
PNC Bank Corp..................................................................... 14,600       684,375
Providian Financial Corp........................................................... 5,000       450,000
Southtrust Corp.................................................................... 6,800       153,850
Summit Bancorp..................................................................... 7,200       177,300
TCF Financial Corp................................................................. 2,500        64,219
U.S. Bancorp...................................................................... 33,000       635,250
Union Planters Corp................................................................ 5,500       153,656
Washington Mutual, Inc............................................................ 24,700       713,212
                                                                                           ------------
                                                                                              8,699,151
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

BEVERAGES, FOOD & TOBACCO - 3.7%
Bestfoods......................................................................... 13,600  $    941,800
Coca-Cola Co. (The)................................................................ 9,100       522,681
General Mills, Inc................................................................. 8,300       317,475
Hershey Foods Corp................................................................. 1,600        77,900
HJ Heinz Co....................................................................... 19,200       840,000
Kellogg Co........................................................................ 21,000       624,750
Nabisco Holdings Corp.............................................................. 1,800        94,500
Philip Morris Co., Inc........................................................... 129,200     3,431,875
Quaker Oats Co. (The).............................................................. 7,300       548,412
Seagrams Co., Ltd................................................................. 36,900     2,140,200
Unilever N.V. - New York Shares................................................... 15,900       683,700
                                                                                           ------------
                                                                                             10,223,293
                                                                                           ------------
CHEMICALS - 1.2%
Air Products & Chemicals, Inc..................................................... 26,800       825,775
Dow Chemical Co................................................................... 19,100       576,581
PPG Industries, Inc............................................................... 10,300       456,419
Praxair, Inc...................................................................... 10,900       408,069
Rohm & Haas Co.................................................................... 27,900       962,550
                                                                                           ------------
                                                                                              3,229,394
                                                                                           ------------
COMMERCIAL SERVICES - 0.5%
Cendant Corp.*.................................................................... 98,700     1,381,800
                                                                                           ------------
COMMUNICATIONS - 2.5%
Allegiance Telecom, Inc.*.......................................................... 3,400       217,600
Corning Inc........................................................................ 2,700       728,662
JDS Uniphase Corp*................................................................... 200        23,975
Lucent Technologies, Inc.......................................................... 24,400     1,445,700
Nortel Networks Corp.............................................................. 42,600     2,907,450
QUALCOMM, Inc.*.................................................................... 5,400       324,000
Tellabs Inc.*..................................................................... 18,800     1,286,625
                                                                                           ------------
                                                                                              6,934,012
                                                                                           ------------
COMPUTER SOFTWARE & PROCESSING - 12.7%
Adobe Systems, Inc................................................................. 4,500       585,000
America Online, Inc.*............................................................. 68,100     3,592,275
Autodesk, Inc...................................................................... 2,300        79,781
BMC Software, Inc.*............................................................... 10,500       383,086
Cisco Systems, Inc.(b)*.......................................................... 193,700    12,312,056
Citrix Systems, Inc.*.............................................................. 8,000       151,500
Computer Associates International, Inc............................................ 23,200     1,187,550
Microsoft Corp.*................................................................. 149,500    11,960,000
Networks Associates, Inc.*......................................................... 4,000        81,500
Oracle Corp.*..................................................................... 26,700     2,244,469
Siebel Systems, Inc.*.............................................................. 7,700     1,259,431
Symantec Corp.*.................................................................... 2,600       140,237
VERITAS Software Corp.*............................................................ 9,300     1,051,045
                                                                                           ------------
                                                                                             35,027,930
                                                                                           ------------
COMPUTERS & INFORMATION - 7.2%
Apple Computer, Inc.*............................................................. 13,600       712,300
Compaq Computer Corp.............................................................. 63,400     1,620,662
Dell Computer Corp.*.............................................................. 91,400     4,507,162

                       See notes to financial statements

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

COMPUTERS & INFORMATION - CONTINUED
Electronic Data Systems Corp....................................................... 2,400  $     99,000
EMC Corp. Mass*................................................................... 11,600       892,475
Hewlett-Packard Co................................................................ 26,500     3,309,187
International Business Machines Corp.............................................. 14,200     1,555,787
Lexmark International Group, Inc.*................................................. 6,000       403,500
Seagate Technology, Inc.*......................................................... 14,900       819,500
Sun Microsystems, Inc.*........................................................... 64,900     5,901,844
                                                                                           ------------
                                                                                             19,821,417
                                                                                           ------------
COSMETICS & PERSONAL CARE - 0.8%
Estee Lauder Co.................................................................... 4,300       212,581
Gillette Co....................................................................... 54,000     1,886,625
                                                                                           ------------
                                                                                              2,099,206
                                                                                           ------------
ELECTRIC UTILITIES - 1.5%
Allegheny Energy, Inc.............................................................. 4,800       131,400
Cinergy Corp....................................................................... 8,100       206,044
CMS Energy Corp.................................................................... 6,200       137,175
Consolidated Edison, Inc.......................................................... 10,100       299,212
CP&L, Energy Inc.................................................................. 16,100       514,194
Dominion Resources, Inc.............................................................. 100         4,287
DTE Energy Co...................................................................... 9,200       281,175
Edison International.............................................................. 16,900       346,450
Entergy Corp...................................................................... 11,000       299,062
FPL Group, Inc..................................................................... 8,300       410,850
GPU, Inc........................................................................... 6,900       186,731
NiSource, Inc...................................................................... 5,800       108,025
PG&E Corp......................................................................... 18,400       453,100
Pinnacle West Capital Corp......................................................... 5,000       169,375
PPL Corp........................................................................... 8,000       175,500
TXU Corp.......................................................................... 14,900       439,550
Wisconsin Energy Corp.............................................................. 6,900       136,706
                                                                                           ------------
                                                                                              4,298,836
                                                                                           ------------
ELECTRICAL EQUIPMENT - 4.3%
Emerson Electric Co............................................................... 11,200       676,200
General Electric Co.(c).......................................................... 212,700    11,273,100
                                                                                           ------------
                                                                                             11,949,300
                                                                                           ------------
ELECTRONICS - 8.5%
Advanced Micro Devices, Inc.*...................................................... 5,500       424,875
Altera Corp.*........................................................................ 100        10,194
Applied Materials, Inc.*.......................................................... 30,700     2,782,187
Intel Corp.(c).................................................................... 93,700    12,526,519
Lattice Semiconductor Corp.*....................................................... 2,700       186,637
Motorola, Inc..................................................................... 87,000     2,528,437
National Semiconductor Corp.*...................................................... 8,200       465,350
Texas Instruments, Inc............................................................ 68,600     4,711,962
                                                                                           ------------
                                                                                             23,636,161
                                                                                           ------------
ENTERTAINMENT & LEISURE - 0.5%
Eastman Kodak Co.................................................................. 19,100     1,136,450
-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

ENTERTAINMENT & LEISURE - CONTINUED
Hasbro, Inc........................................................................ 7,900  $    118,994
International Game Technology*..................................................... 4,100       108,650
                                                                                           ------------
                                                                                              1,364,094
                                                                                           ------------
FINANCIAL SERVICES - 6.9%
A.G. Edwards, Inc.................................................................. 1,900        74,100
Ameritrade Holding Corp*........................................................... 5,700        66,262
Bear Stearns Co., Inc.............................................................. 3,900       162,337
Charles Schwab & Corp............................................................. 67,471     2,268,712
Charter One Financial, Inc......................................................... 8,500       195,500
CIT Group, Inc. (The)............................................................. 11,300       183,625
Citigroup, Inc................................................................... 100,100     6,031,025
E*Trade Group, Inc.*.............................................................. 12,900       212,850
Federal Home Loan Mortgage Corp................................................... 28,300     1,146,150
Federal National Mortgage Association............................................. 41,500     2,165,781
Financial Security Assurance Holdings Ltd............................................ 500        37,938
Franklin Resources, Inc........................................................... 11,100       337,163
Goldman Sachs Group, Inc. (The)................................................... 19,900     1,888,013
Lehman Brothers Holdings, Inc...................................................... 5,600       529,550
Merrill Lynch & Co., Inc.......................................................... 18,400     2,116,000
Morgan Stanley Dean Witter & Co................................................... 11,800       982,350
Paine Webber Group, Inc............................................................ 4,600       209,300
Regions Financial Corp............................................................. 6,100       121,238
TD Waterhouse Group, Inc.*........................................................ 17,500       302,969
                                                                                           ------------
                                                                                             19,030,863
                                                                                           ------------
FOOD RETAILERS - 0.3%
Kroger Co.*....................................................................... 38,900       858,231
                                                                                           ------------
FOREST PRODUCTS & PAPER - 0.9%
Bowater, Inc....................................................................... 1,500        66,188
Fort James Corp................................................................... 11,900       275,188
Georgia-Pacific Corp............................................................... 4,700       123,375
International Paper Co............................................................ 16,500       491,906
Kimberly-Clark Corp............................................................... 19,300     1,107,338
Smurfit-Stone Container Corp.*.................................................... 13,100       168,663
Temple Inland, Inc................................................................. 3,600       151,200
                                                                                           ------------
                                                                                              2,383,858
                                                                                           ------------
HEALTH CARE PROVIDERS - 0.7%
HCA-The Healthcare Corp........................................................... 10,500       318,938
Medtronic, Inc.................................................................... 18,900       941,456
Tenet Healthcare Corp............................................................. 20,000       540,000
Wellpoint Health Networks, Inc.*................................................... 4,000       289,750
                                                                                           ------------
                                                                                              2,090,144
                                                                                           ------------
HEAVY MACHINERY - 0.9%
Baker Hughes, Inc.................................................................. 9,000       288,000
Caterpillar Inc................................................................... 19,200       650,400
Cooper Industries, Inc............................................................. 8,000       260,500
Deere & Co......................................................................... 7,200       266,400
Eaton Corp......................................................................... 6,300       422,100
Grainger (W.W.), Inc................................................................. 500        15,406

                       See notes to financial statements

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

HEAVY MACHINERY - CONTINUED
Ingersoll-Rand Co................................................................. 11,200  $    450,800
Parker-Hannifin Corp............................................................... 4,100       140,425
                                                                                           ------------
                                                                                              2,494,031
                                                                                           ------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.1%
Johnson Controls, Inc.............................................................. 4,100       210,381
                                                                                           ------------
HOUSEHOLD PRODUCTS - 1.3%
Clorox Co......................................................................... 12,900       578,081
Procter & Gamble Co............................................................... 53,700     3,074,325
                                                                                           ------------
                                                                                              3,652,406
                                                                                           ------------
INDUSTRIAL - DIVERSIFIED - 1.8%
Honeywell International Inc....................................................... 50,300     1,694,481
ITT Industries, Inc................................................................ 7,700       233,888
Tyco International Ltd............................................................ 61,900     2,932,513
                                                                                           ------------
                                                                                              4,860,882
                                                                                           ------------
INSURANCE - 3.5%
Aetna, Inc......................................................................... 8,600       552,013
Allstate Corp..................................................................... 70,900     1,577,525
Ambac Financial Group, Inc......................................................... 6,200       339,838
American General Corp.............................................................. 1,400        85,400
American International Group....................................................... 9,700     1,139,750
Aon Corp.......................................................................... 15,800       490,788
AXA Financial, Inc................................................................ 24,700       839,800
Cigna Corp........................................................................ 10,200       953,700
Hartford Financial Services Group, Inc............................................ 16,000       895,000
John Hancock Financial Services, Inc.*............................................ 30,800       729,575
Lincoln National Corp............................................................. 14,900       538,263
MBIA, Inc.......................................................................... 8,800       424,050
Torchmark Corp.................................................................... 11,600       286,375
UnitedHealth Group, Inc............................................................ 8,800       754,600
                                                                                           ------------
                                                                                              9,606,677
                                                                                           ------------
LODGING - 0.4%
Marriott International, Inc. - Class A............................................ 11,600       418,325
Starwood Hotels & Resorts Worldwide, Inc.......................................... 17,700       571,931
                                                                                           ------------
                                                                                                990,256
                                                                                           ------------
MEDIA - BROADCASTING & PUBLISHING - 3.0%
Comcast Corp.*.................................................................... 35,500     1,437,750
Fox Entertainment Group, Inc. - Class A*.......................................... 10,000       303,750
Gannett Co., Inc................................................................... 9,300       556,256
Knight-Ridder, Inc................................................................. 4,900       260,619
MediaOne Group, Inc.*............................................................. 40,300     2,672,444
New York Times Co.................................................................. 5,200       205,400
Time Warner, Inc.................................................................. 38,200     2,903,200
                                                                                           ------------
                                                                                              8,339,419
                                                                                           ------------
MEDICAL SUPPLIES - 0.8%
Agilent Technologies, Inc.*....................................................... 10,800       796,500
Baxter International, Inc............................................................ 500        35,156
Becton Dickinson & Co............................................................. 14,900       427,444
Boston Scientific Corp.*............................................................. 600        13,163
-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

MEDICAL SUPPLIES - CONTINUED
C.R. Bard, Inc..................................................................... 1,700  $     81,813
Forest Laboratories, Inc.*......................................................... 5,400       545,400
Guidant Corp.*..................................................................... 1,100        54,450
PE Corp - PE Biosystems Group........................................................ 400        26,350
St. Jude Medical, Inc.*............................................................ 3,900       178,913
                                                                                           ------------
                                                                                              2,159,189
                                                                                           ------------
METALS - 0.6%
Alcoa, Inc........................................................................ 45,200     1,310,800
Allegheny Technologies, Inc........................................................ 7,800       140,400
Nucor Corp......................................................................... 4,200       139,388
                                                                                           ------------
                                                                                              1,590,588
                                                                                           ------------
OIL & GAS - 6.1%
Chevron Corp...................................................................... 19,300     1,636,881
Columbia Energy Group.............................................................. 4,100       269,063
Conoco Inc. - Class B............................................................. 16,800       412,650
Cooper Cameron Corp.*.............................................................. 1,400        92,400
Devon Energy Corp.................................................................. 2,500       140,469
Dynegy, Inc........................................................................ 4,800       327,900
El Paso Energy Corp................................................................ 7,300       371,844
Exxon Mobil Corp................................................................. 100,000     7,850,000
Global Marine, Inc.*............................................................... 5,000       140,938
Phillips Petroleum Co.............................................................. 3,800       192,613
Royal Dutch Petroleum Co.......................................................... 58,600     3,607,563
Texaco, Inc....................................................................... 16,300       867,975
Union Pacific Resources Group, Inc................................................ 15,400       338,800
Williams Companies, Inc........................................................... 12,200       508,588
                                                                                           ------------
                                                                                             16,757,684
                                                                                           ------------
PHARMACEUTICALS - 9.5%
Abbott Laboratories............................................................... 43,600     1,942,925
Alza Corp.*....................................................................... 19,100     1,129,288
American Home Products Corp....................................................... 51,400     3,019,750
Bristol-Myers Squibb Co........................................................... 77,600     4,520,200
Eli Lilly & Co.................................................................... 49,000     4,893,875
Genzyme Corp.*..................................................................... 2,700       160,481
Incyte Pharmaceuticals, Inc.*...................................................... 1,000        82,188
Johnson & Johnson.................................................................. 2,900       295,438
Merck & Co., Inc.................................................................. 15,600     1,195,350
Pfizer, Inc....................................................................... 76,600     3,676,800
Pharmacia Corp.................................................................... 61,800     3,194,288
Schering-Plough Corp.............................................................. 39,700     2,004,850
Watson Pharmaceutical, Inc.*....................................................... 3,400       182,750
                                                                                           ------------
                                                                                             26,298,183
                                                                                           ------------
RESTAURANTS - 0.1%
McDonald's Corp.................................................................... 9,300       306,319
                                                                                           ------------
RETAILERS - 5.1%
Circuit City Stores, Inc........................................................... 9,600       318,600
Federated Department Stores, Inc.*................................................ 11,400       384,750
Gap, Inc.......................................................................... 45,900     1,434,375
Home Depot, Inc................................................................... 36,000     1,797,750

                       See notes to financial statements

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

RETAILERS - CONTINUED
J.C. Penney Co., Inc.............................................................. 14,200  $    261,813
Lowes Co., Inc.................................................................... 15,500       636,469
May Department Stores Co. (The)................................................... 18,200       436,800
Nordstrom, Inc..................................................................... 1,800        43,425
Sears, Roebuck and Co............................................................. 14,100       460,013
Target Corp....................................................................... 23,600     1,368,800
TJX Companies, Inc................................................................ 17,800       333,750
Wal-Mart Stores, Inc............................................................. 114,700     6,609,588
                                                                                           ------------
                                                                                             14,086,133
                                                                                           ------------
TELEPHONE SYSTEMS - 6.2%
Alltel Corp........................................................................ 8,400       520,275
AT&T Corp......................................................................... 41,100     1,299,788
Bell Atlantic Corp................................................................ 27,500     1,397,344
Global Crossing Ltd.*............................................................. 33,500       881,469
GTE Corp.......................................................................... 42,500     2,645,625
Liberty Media Group*.............................................................. 55,800     1,353,150
SBC Communications Corp........................................................... 94,400     4,082,800
Sprint Corp (PCS Group)*........................................................... 1,300        77,350
US West Inc........................................................................ 5,100       437,325
WorldCom, Inc*.................................................................... 99,700     4,573,738
                                                                                           ------------
                                                                                             17,268,864
                                                                                           ------------
TEXTILES, CLOTHING & FABRICS - 0.1%
Jones Apparel Group, Inc.*........................................................ 10,200       239,700
                                                                                           ------------
TRANSPORTATION - 0.5%
Burlington Northern Santa Fe Corp................................................. 21,200       486,275
C.H. Robinson Worldwide, Inc......................................................... 600        29,700
CSX Corp........................................................................... 5,900       125,006
FedEx Corp.*....................................................................... 7,600       288,800
Norfolk Southern Corp............................................................. 12,800       190,400
Union Pacific Corp................................................................ 10,700       397,906
                                                                                           ------------
                                                                                              1,518,087
                                                                                           ------------

Total Common Stocks (Cost $248,740,104)                                                     270,210,983
                                                                                           ------------

--------------------------------------------------------------------
PAR                           SECURITY                     VALUE
AMOUNT                      DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------

              SHORT-TERM INVESTMENTS - 4.7%
$  1,076,736  American Express Centurion Bank, 6.65%,
                due 07/10/00(d).......................  $  1,076,736
     934,227  Bank of America, 6.67%,
                due 03/22/01(d).......................       934,227
     538,368  Royal Bank of Scotland, 6.85%,
                due 07/05/00(d).......................       538,368
   2,153,472  American Express Centurion Bank, 7%,
                due 07/07/00(d).......................     2,153,472
     538,368  First Union(d)..........................       538,368
   1,492,985  Fleet National Bank, 7.125%,
                due 10/31/00(d).......................     1,492,985
   1,076,736  Goldman Sachs, 6.64875%,
                due 08/17/00(d).......................     1,076,736
   1,076,736  Janus Money Market Fund(d)..............     1,076,736
   3,134,836  Merrimac Cash Fund-Premium Class(d).....     3,134,836
   1,076,736  BNP Paribas, 6.75%, due 07/05/00(d).....     1,076,736
                                                        ------------

              Total Short-Term Investments
              (Cost $13,099,200)                          13,099,200
                                                        ------------

----------------------------------------------------------------
SECURITY                                                VALUE
DESCRIPTION                                  PAR       (NOTE 1)
----------------------------------------------------------------

U.S. TREASURY SECURITIES - 0.2%
U.S. Treasury Note at 5.625%, due
  2/28/01 (Cost $522,798)(c)............  $525,000... $  522,375
                                                      ----------

TOTAL INVESTMENTS - 102.7%
(Cost $262,362,102)                                  283,832,558

Other Assets and Liabilities (net) -
(2.7%)                                                (7,545,268)
                                                    -------------

TOTAL NET ASSETS - 100.0%                          $ 276,287,290
                                                   =============

PORTFOLIO FOOTNOTES:

 * Non-income producing security.

 (a) Security purchased on a delayed or when-issued basis. (See note 1 to financial statements)

 (b) Assets segregated for purchase for purchase price of delayed delivery or when-issued security.

 (c)  Held as collateral for open futures contracts.

 (d) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES    (NOTE 1)
------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 98.1%
AUSTRALIA - 2.8%
AMP Ltd........................................................................... 35,200  $   359,938
Broken Hill Proprietary Co., Ltd.................................................. 29,800      354,013
CSR Ltd........................................................................... 83,591      233,299
Lend Lease Corp., Ltd............................................................. 24,400      312,729
National Australia Bank Ltd....................................................... 25,616      429,853
News Corp., Ltd. (The) - Preferred................................................ 78,946      957,556
Southcorp Holdings Ltd........................................................... 108,400      314,277
Telstra Corp., Ltd............................................................... 127,183      518,674
Westpac Banking Corp. Ltd......................................................... 38,947      282,291
WMC Ltd........................................................................... 29,051      130,584
                                                                                           -----------
                                                                                             3,893,214
                                                                                           -----------
AUSTRIA - 0.2%
Bank of Austria AG................................................................. 3,991      195,171
                                                                                           -----------
BELGIUM - 0.4%
Agfa Gevaert N.V................................................................... 3,324       73,916
Audiofina.......................................................................... 2,040      262,016
Real Software...................................................................... 2,000      128,439
Ubizen*............................................................................ 3,940      137,842
                                                                                           -----------
                                                                                               602,213
                                                                                           -----------
DENMARK - 0.3%
Novo Nordisk A/S - B............................................................... 2,381      406,914
                                                                                           -----------
FINLAND - 2.8%
Nokia Oyj......................................................................... 59,504    3,048,499
Sampo Insurance Co. Plc............................................................ 3,366      137,118
Stora Enso Oyj.................................................................... 56,284      516,691
Tietoenator Corp................................................................... 4,762      159,525
                                                                                           -----------
                                                                                             3,861,833
                                                                                           -----------
FRANCE - 10.1%
Alcatel........................................................................... 34,935    2,300,433
Alstom............................................................................ 11,379      308,771
Aventis............................................................................ 6,298      461,501
AXA Co............................................................................. 2,573      406,926
BNP Paribas........................................................................ 8,390      810,615
Carrefour SA....................................................................... 4,946      339,437
Christian Dior SA.................................................................. 1,900      432,523
Coface............................................................................. 1,592      152,593
Coflexip SA........................................................................ 1,912      232,747
Compagnie de Saint Goban........................................................... 1,400      190,013
Danone............................................................................. 7,186      957,402
Equant N.V.*...................................................................... 10,332      421,481
Fimatex*.......................................................................... 14,659      218,066
France Telecom SA.................................................................. 2,811      394,452
Genset SA*......................................................................... 3,226      231,909
Lafarge SA......................................................................... 6,050      472,032
Lagardere Groupe................................................................... 4,285      328,574
LVMH (Louis Vuitton Moet Hennessy)*.................................................. 789      326,627
Renault SA......................................................................... 8,154      372,023
Rhodia, SA........................................................................ 11,971      201,946
------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES    (NOTE 1)
------------------------------------------------------------------------------------------------------

FRANCE - CONTINUED
Suez Lyonnaise Des Eaux SA......................................................... 4,657  $   819,095
Total FINA ELF.................................................................... 11,587    1,783,646
Usinor............................................................................ 15,427      188,975
Vivendi........................................................................... 18,137    1,607,180
                                                                                           -----------
                                                                                            13,958,967
                                                                                           -----------
GERMANY - 7.2%
Allianz AG......................................................................... 3,155    1,149,146
BASF AG........................................................................... 20,507      834,395
Bayer AG.......................................................................... 21,262      831,489
Brokat Infosystems AG*............................................................. 2,004      156,548
Carrier1 International SA*......................................................... 3,415      189,850
Consors Discount Broker AG*........................................................ 2,808      250,979
DaimlerChrysler AG................................................................. 6,801      358,206
Deutsche Bank AG.................................................................. 11,075      917,169
Deutsche Lufthansa AG............................................................. 10,307      242,042
Deutsche Telekom AG............................................................... 16,114      920,538
E. On............................................................................. 12,107      132,434
Intershop Communications AG*......................................................... 515      235,411
Lycos Europe N.V.*................................................................ 16,290      153,017
Marschollek, Lautenschlaeger und Partner AG.......................................... 600      252,469
Marschollek, Lautenschlaeger und
  Partner AG - Preferred............................................................. 920      462,074
New E. On.......................................................................... 2,736      586,030
PrimaCom AG*....................................................................... 4,031      177,731
ProSieben Media AG - Preferred..................................................... 1,721      216,095
Schering AG........................................................................ 8,982      494,171
Siemens AG......................................................................... 7,546    1,139,172
Volkswagen AG...................................................................... 4,079      156,389
                                                                                           -----------
                                                                                             9,855,355
                                                                                           -----------
HONG KONG - 2.0%
Bank of East Asia, Ltd........................................................... 137,800      321,748
Cable & Wireless HKT Ltd......................................................... 124,800      274,583
Cheung Kong (Holdings) Ltd........................................................ 27,000      298,757
Hong Kong Electric............................................................... 125,500      404,122
Hutchison Whampoa Ltd............................................................. 87,000    1,093,806
SmarTone Telecommunications Holdings Ltd.......................................... 83,500      184,787
Sunevision Holdings Ltd. (144A)*(a).............................................. 203,500      163,170
                                                                                           -----------
                                                                                             2,740,973
                                                                                           -----------
IRELAND - 0.4%
CRH Plc............................................................................ 6,717      121,683
Jefferson Smurfit Group Plc*...................................................... 99,046      170,884
Trintech Group Plc (ADR)*......................................................... 11,115      215,205
                                                                                           -----------
                                                                                               507,772
                                                                                           -----------
ITALY - 3.8%
Banca Fideuram SpA................................................................ 28,036      429,691
Banca Popolare Di Milano.......................................................... 38,802      276,706
Bipop-Carire SpA.................................................................. 36,050      284,724
Credito Emiliano SpA.............................................................. 73,935      211,891
ENI SpA.......................................................................... 140,881      815,608

                       See notes to financial statements

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES    (NOTE 1)
------------------------------------------------------------------------------------------------------

ITALY - CONTINUED
Fiat SpA........................................................................... 9,790  $   255,331
Mediolanum SpA.................................................................... 22,410      366,234
Saipem SpA........................................................................ 48,900      291,067
San Paolo - IMI SpA............................................................... 34,873      584,951
Telecom Italia Mobile SpA......................................................... 77,073      792,673
Telecom Italia SpA................................................................ 46,763      643,649
Unicredito Italiano SpA........................................................... 45,509      219,410
                                                                                           -----------
                                                                                             5,171,935
                                                                                           -----------
JAPAN - 27.7%
Advantest Corp..................................................................... 1,400      312,329
Aiful Corp......................................................................... 1,500      138,383
Aiful Corp. (144A)(a)................................................................ 750       69,192
Ajinomoto Co., Inc................................................................ 44,000      564,475
Asahi Bank Ltd.................................................................... 14,002       58,909
Bank of Fukuoka Ltd............................................................... 46,000      313,291
Bank of Tokyo - Mitsubishi Ltd. (The)............................................. 58,000      700,858
Bridgestone Corp.................................................................. 23,000      487,077
Daiwa Securities Group, Inc....................................................... 20,000      264,126
DDI Corp.............................................................................. 18      173,191
EBARA Corp........................................................................ 48,000      650,656
Fuji Bank, Ltd.................................................................... 53,000      402,962
Fuji Heavy Industries Ltd......................................................... 49,000      355,910
Fujitsu Ltd....................................................................... 49,000    1,696,349
Hitachi Ltd....................................................................... 52,000      750,495
Hitachi Software Engineering Co., Ltd.............................................. 1,300      141,024
Honda Motor Co., Ltd.............................................................. 14,000      476,747
Industrial Bank of Japan.......................................................... 37,000      280,615
Ito-Yokado Co., Ltd................................................................ 4,000      240,732
Kaken Pharmaceutical Co. Ltd...................................................... 11,000       85,190
Kawasaki Steel Corp.............................................................. 144,000      206,471
MACNICA, Inc....................................................................... 1,300      201,113
Marui Co., Ltd.................................................................... 18,000      344,684
Matsushita Electric Industry...................................................... 33,000      856,051
Minebea Co., Ltd.................................................................. 65,000      815,489
Mitsubishi Chemical Corp......................................................... 264,000    1,083,294
Mitsubishi Corp.................................................................. 112,000    1,013,187
Mitsubishi Estate Co., Ltd........................................................ 35,000      412,037
NAMCO Ltd.......................................................................... 7,600      273,861
NEC Corp.......................................................................... 41,000    1,287,897
Nintendo Co. Ltd................................................................... 2,500      436,751
Nippon Meat Packers, Inc.......................................................... 22,000      321,668
Nippon Telegraph and Telephone Corp.................................................. 174    2,314,310
Nippon Yusen Kabushiki Kaisha.................................................... 208,000    1,000,660
Nishimatsu Construction Co........................................................ 87,000      343,043
Nissan Motor Co., Ltd.*.......................................................... 144,000      848,976
Nisshin Steel Co., Ltd............................................................ 93,000      101,764
Nomura Securities Co., Ltd........................................................ 30,000      734,365
Omron Corp......................................................................... 6,000      163,003
Oriental Land Co., Ltd............................................................. 2,300      234,968
Orix Corp.......................................................................... 2,280      336,591
Osaka Gas Co., Ltd............................................................... 113,000      325,111
Paris Miki, Inc.................................................................... 3,370      219,347
Pioneer Corp...................................................................... 16,000      623,337
Promise Co., Ltd................................................................... 4,200      332,006
------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES    (NOTE 1)
------------------------------------------------------------------------------------------------------

JAPAN - CONTINUED
Ricoh Corp., Ltd.................................................................. 21,000  $   444,722
Rohm Co............................................................................ 2,400      701,821
Sanwa Bank Ltd. (The).............................................................. 4,942       39,439
Snow Brand Milk Product Co Ltd.................................................... 45,000      241,958
Softbank Corp...................................................................... 2,600      353,174
Softbank Corp. - new*.............................................................. 2,000      298,085
Sony Corp......................................................................... 16,900    1,578,247
Sumitomo Bakelite Co., Ltd........................................................ 19,000      250,382
Sumitomo Bank, Ltd................................................................ 29,000      355,627
Sumitomo Rubber Industries Ltd.................................................... 65,000      391,803
Sumitomo Trust & Banking Co., Ltd................................................. 51,000      363,220
Suzuki Motor Corp................................................................. 18,000      232,280
Taiheiyo Cement Corp.............................................................. 57,000      119,366
Takeda Chemical Industries........................................................ 18,774    1,232,592
Takefuji Corp...................................................................... 2,200      265,843
TDK Corp........................................................................... 2,000      287,520
Tokio Marine & Fire Insurance Co. Ltd............................................. 24,000      277,106
Tokuyama Corp..................................................................... 34,000      246,958
Tokyo Electric Power Co., Inc..................................................... 19,600      477,936
Tokyo Electron Ltd................................................................. 4,000      547,873
Tokyo Gas Co., Ltd................................................................ 99,000      278,294
Tokyo Steel Manufacturing Co., Ltd................................................ 41,200      134,859
Toppan Printing Co., Ltd.......................................................... 53,000      560,947
Tostem Corp....................................................................... 33,000      538,534
Toyo Trust & Banking Co., Ltd..................................................... 70,000      236,393
Toyota Motor Co................................................................... 34,104    1,553,838
Uny Co. Ltd....................................................................... 37,000      511,320
Welfide Corp...................................................................... 16,000      204,962
West Japan Railway Co................................................................ 227      920,762
Yamanouchi Pharmaceutical......................................................... 21,000    1,146,967
Yasuda Fire & Marine Insurance Co., Ltd........................................... 39,000      205,650
York-Benimaru Co., Ltd............................................................. 4,000      113,197
                                                                                           -----------
                                                                                            38,104,170
                                                                                           -----------
NETHERLANDS - 5.7%
ASM Lithography Holding N.V.*...................................................... 6,014      259,514
Getronics N.V..................................................................... 12,789      197,971
Heineken N.V...................................................................... 10,660      651,373
ING Groep N.V..................................................................... 12,722      863,338
Koninklijke (Royal) Phillips Electronics N.V...................................... 39,391    1,865,160
Koninklijke KPN N.V............................................................... 25,674    1,152,910
Koninklijke Numico, N.V............................................................ 9,078      428,102
Royal Dutch Petroleum Co.......................................................... 19,493    1,216,331
United Pan-Europe Communications N.V.*............................................ 15,709      412,413
Ver Ned Uitgeversbedr ver Bezit.................................................... 2,900      150,379
Ver Ned Uitgeversbedr ver Bezit (144A)(a).......................................... 2,400      124,451
Versatel Telecom International N.V.*............................................... 7,798      328,873
VIA NET.WORKS, Inc.*.............................................................. 13,608      239,996
                                                                                           -----------
                                                                                             7,890,811
                                                                                           -----------
NEW ZEALAND - 0.3%
Fletcher Challenge Building Ltd................................................... 12,709       13,528
Fletcher Challenge Energy.......................................................... 6,359       20,816
Lion Nathan Ltd................................................................... 34,656       77,534
Telecom New Zealand............................................................... 70,857      248,634
                                                                                           -----------
                                                                                               360,512
                                                                                           -----------

                       See notes to financial statements

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES    (NOTE 1)
------------------------------------------------------------------------------------------------------

PORTUGAL - 0.3%
PT Multimedia Servicos*............................................................ 3,736  $   186,210
PT Multimedia.com*................................................................. 3,736       28,755
Telecel-Comunicacoes Pessoai, SA*................................................. 13,632      207,754
                                                                                           -----------
                                                                                               422,719
                                                                                           -----------
SINGAPORE - 0.7%
Chartered Semiconductor Manufacturing Ltd.*....................................... 11,000       96,095
DBS Group Holdings Ltd............................................................ 37,705      484,264
Singapore Press Holdings Ltd...................................................... 25,000      390,512
Venture Manufacturing Ltd.......................................................... 3,000       30,547
                                                                                           -----------
                                                                                             1,001,418
                                                                                           -----------
SPAIN - 3.2%
Banco Bilbao Vizcaya SA........................................................... 34,765      513,163
Banco Santander Central Hispano SA................................................ 67,272      712,506
Endesa SA......................................................................... 44,801      871,288
Indra Sistemas SA.................................................................. 7,954      182,669
Repsol SA......................................................................... 25,517      509,950
Telefonica SA*.................................................................... 76,891    1,658,251
                                                                                           -----------
                                                                                             4,447,827
                                                                                           -----------
SWEDEN - 3.5%
Autoliv, Inc. - Class B........................................................... 11,138      274,354
Investor AB*...................................................................... 14,446      198,511
Skandia Forsakrings AB............................................................ 53,104    1,411,020
Skandinaviska Enskilda Banken..................................................... 35,960      428,535
Tele1 Europe Holding AB*.......................................................... 14,326      176,441
Telefonaktiebolaget LM Ericsson AB............................................... 117,656    2,341,313
                                                                                           -----------
                                                                                             4,830,174
                                                                                           -----------
SWITZERLAND - 7.4%
ABB Ltd............................................................................ 3,914      470,109
Compagnie Financiere Richemont AG - Units A.......................................... 201      543,427
Credit Suisse Group................................................................ 3,682      734,996
Fantastic Corp.*................................................................... 5,588       54,632
Givaudan*............................................................................ 143       43,676
Nestle S.A........................................................................... 787    1,580,681
Novartis AG........................................................................ 1,049    1,667,456
Roche Holding AG..................................................................... 143    1,396,924
SGS Societe Generale de Surveillance Holding S.A.*................................... 161      279,294
Swatch Group AG...................................................................... 228      290,891
Swiss Life........................................................................... 470      281,896
Swisscom AG........................................................................ 2,016      700,689
UBS AG............................................................................. 7,492    1,101,494
Zurich Allied AG................................................................... 2,124    1,053,115
                                                                                           -----------
                                                                                            10,199,280
                                                                                           -----------
UNITED KINGDOM - 19.3%
3i Group Plc...................................................................... 18,249      375,404
ARM Holdings Plc*................................................................. 33,407      358,023
AstraZeneca Group Plc.............................................................. 9,050      422,614
BAE Systems Plc................................................................... 55,209      344,308
Bank of Scotland.................................................................. 33,800      321,560
BG Group Plc...................................................................... 56,811      367,198
Billiton Plc...................................................................... 69,966      284,891
Bookham Technology Plc*............................................................ 1,400       81,504
BP Amoco Plc..................................................................... 327,752    3,145,389
------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES    (NOTE 1)
------------------------------------------------------------------------------------------------------

UNITED KINGDOM - CONTINUED
British Airways Plc............................................................... 21,100  $   121,368
British American Tobacco Plc...................................................... 17,108      114,203
British Sky Broadcasting Group Plc*............................................... 24,600      481,102
British Telecommunications Plc.................................................... 59,614      770,630
Cable & Wireless Plc.............................................................. 15,885      269,065
Cadbury Schweppes Plc............................................................. 75,109      493,425
Carlton Communications Plc........................................................ 14,655      188,558
Celltech Group Plc*................................................................ 9,400      182,128
CMG Plc........................................................................... 11,300      160,101
Compass Group Plc................................................................. 21,586      284,434
FirstGroup Plc.................................................................... 22,800       81,449
Glaxo Wellcome Plc................................................................ 59,107    1,724,092
Glynwed International Plc......................................................... 51,702      185,479
Granada Group Plc................................................................. 25,000      249,760
Great Universal Stores Plc........................................................ 34,287      220,576
Hanson Plc........................................................................ 55,634      393,276
Hays Plc.......................................................................... 51,400      286,708
Hilton Group Plc.................................................................. 47,392      166,430
HSBC Holdings Plc................................................................. 92,450    1,057,259
Imperial Chemical Industries Plc.................................................. 17,100      135,763
Johnson Matthey Plc................................................................ 6,328       89,082
Kingfisher Plc.................................................................... 26,300      239,459
Lloyds TSB Group Plc............................................................. 104,848      990,341
Marconi Plc....................................................................... 44,549      579,931
MFI Furniture Group Plc........................................................... 90,755       88,264
National Power Plc................................................................ 31,040      197,808
New Dixons Group Plc.............................................................. 49,918      203,259
Northern Foods Plc................................................................ 53,034       95,530
Nycomed Amersham Plc.............................................................. 27,867      276,716
Ocean Group Plc................................................................... 12,200      201,292
Pearson Plc....................................................................... 11,244      357,421
Prudential Corp................................................................... 33,367      488,914
Reckitt Benckiser................................................................. 32,686      366,128
Reuters Group Plc................................................................. 24,242      413,554
Royal & Sun Alliance Insurance Group Plc.......................................... 82,681      536,912
Royal Bank of Scotland............................................................ 30,845      516,392
Schroders Plc...................................................................... 6,800      122,283
Scottish Power Plc................................................................ 44,363      376,053
Severn Trent Plc.................................................................. 15,566      169,766
Smith & Nephew Plc................................................................ 47,100      173,960
SmithKline Beecham Plc............................................................ 87,060    1,139,921
Standard Chartered PLC............................................................ 23,492      292,657
Tesco Plc........................................................................ 112,423      349,709
The Sage Group Plc................................................................ 29,007      234,907
TI Group Plc...................................................................... 29,100      158,575
Trinity Mirror Plc................................................................ 11,500      102,705
United News & Media Plc............................................................ 9,800      140,925
Vodafone Group Plc............................................................... 918,517    3,712,259
Williams Plc...................................................................... 35,400      206,302
Woolwich Plc...................................................................... 38,950      164,937
WPP Group Plc..................................................................... 22,106      322,907
                                                                                           -----------
                                                                                            26,575,566
                                                                                           -----------
UNITED STATES - 0.0%
NTL Inc.*............................................................................ 275       16,143
                                                                                           -----------

Total Common and Preferred Stocks (Cost $124,389,413)                                      135,042,967
                                                                                           -----------

                       See notes to financial statements

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------
PAR                                                                         VALUE
AMOUNT                    SECURITY DESCRIPTION                             (NOTE 1)
------------------------------------------------------------------------------------

                     SHORT-TERM INVESTMENTS - 8.5%
                     UNITED STATES - 8.5%
$           938,909  American Express Centurion Bank, 6.65%, due
                       07/10/00(b)......................................  $  938,909
            953,540  Bank of America, 6.67%, due 03/22/01(b)............     953,540
            469,454  Royal Bank of Scotland, 6.85%, due 07/05/00(b).....     469,454
          1,877,818  American Express Centurion Bank, 7%, due
                       07/07/00(b)......................................   1,877,818
            469,452  First Union National Bank, 6.9%, due 05/09/01(b)...     469,452
          1,162,981  Fleet National Bank, 7.125%, due 10/31/00(b).......   1,162,981
            938,909  Goldman Sachs, 6.64875%, due 08/17/00(b)...........     938,909
            938,908  Janus Money Market Fund(b).........................     938,908
          2,733,564  Merrimac Cash Fund-Premium Class(b)................   2,733,564
            938,909  BNP Paribas, 6.75%, due 07/05/00(b)................     938,909
            200,000  US Tresury Bill, 5.725%, due 10/12/00(c)...........     196,724
             60,000  US Tresury Bill, 5.73%, due 10/12/00...............      59,016
                                                                          ----------

                     Total Short-Term Investments
                       (Cost $11,678,184)                                 11,678,184
                                                                          ----------
------------------------------------------------------------------------------------
PAR                                                                         VALUE
AMOUNT                    SECURITY DESCRIPTION       COUPON    MATURITY    (NOTE 1)
------------------------------------------------------------------------------------

                     FOREIGN BONDS & DEBT
                       SECURITIES - 0.1%
                     BERMUDA - 0.1%
        Y10,000,000  AB International Cayman Trust
                       (Cost $60,741)..............    0.500% 08/01/2007     112,725
                                                                          ----------

            TOTAL INVESTMENTS - 106.7%
            (Cost $136,128,338)                                          146,833,876

            Other Assets and Liabilities (net) -
            (6.6%)                                                        (9,108,979)
                                                                       -------------

            TOTAL NET ASSETS - 100.0%                                  $ 137,724,897
                                                                       =============

           PORTFOLIO FOOTNOTES:

 * Non-income producing security.

 (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

 (b) Represents investment of collateral received from securities lending transactions.

 (c)  Held as collateral for open futures contracts.

 ADR - American Depositary Receipt

                       See notes to financial statements

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
PAR                     SECURITY                                            VALUE
AMOUNT                DESCRIPTION                COUPON       MATURITY     (NOTE 1)
-------------------------------------------------------------------------------------

             DOMESTIC BONDS & DEBT
               SECURITIES - 79.8%
             ADVERTISING - 2.8%
$ 1,000,000  Ackerley Group, Inc. (The)....        9.000%    01/15/2009  $    922,500
    505,000  Interpublic Group of
               Companies, Inc. (The)
               Convertible (144A)(a).......        1.800%    09/16/2004       595,900
     95,000  Interpublic Group of
               Companies, Inc. (The)
               Convertible.................        1.800%    09/16/2004       112,100
    300,000  Interpublic Group of
               Companies, Inc. (The)
               Convertible (144A)(a).......        1.870%    06/01/2006       290,250
  1,500,000  Lamar Media Corp..............        9.625%    12/01/2006     1,515,000
  1,275,000  R.H. Donnelly Corp............        9.125%    06/01/2008     1,206,469
                                                                         ------------
                                                                            4,642,219
                                                                         ------------
             AEROSPACE & DEFENSE - 1.6%
  1,000,000  BE Aerospace, Inc.............        9.875%    02/01/2006       955,000
    850,000  Dyncorp, Inc..................        9.500%    03/01/2007       650,250
    500,000  L-3 Communications Corp.......       10.375%    05/01/2007       511,250
    500,000  United Defense Industries,
               Inc.........................        8.750%    11/15/2007       465,000
                                                                         ------------
                                                                            2,581,500
                                                                         ------------
             AIRLINES - 0.9%
  1,000,000  America West Airlines, Inc....       10.750%    09/01/2005       962,500
    650,000  Continental Airlines, Inc.....        8.000%    12/15/2005       601,250
                                                                         ------------
                                                                            1,563,750
                                                                         ------------
             AUTOMOTIVE - 3.3%
  1,000,000  Collins & Aikman Corp.........       11.500%    04/15/2006       967,500
    500,000  Dura Operating Corp...........        9.000%    05/01/2009       437,500
  1,000,000  Ford Motor Credit Corp.
               Convertible.................        7.875%    06/15/2010       999,820
  1,200,000  Navistar International
               Corp........................        8.000%    02/01/2008     1,107,000
  1,100,000  Oshkosh Truck Corp............        8.750%    03/01/2008     1,028,500
  1,000,000  Safelite Glass Corp.(b).......        9.875%    12/15/2006        13,750
  1,000,000  Tenneco Automotive Inc........       11.625%    10/15/2009       895,000
                                                                         ------------
                                                                            5,449,070
                                                                         ------------
             BUILDING MATERIALS - 1.0%
  1,000,000  American Standard Inc.*.......        8.250%    06/01/2009       962,500
    750,000  Kevco, Inc....................       10.375%    12/01/2007       183,750
    500,000  Nortek, Inc...................        8.875%    08/01/2008       455,000
                                                                         ------------
                                                                            1,601,250
                                                                         ------------
             CABLE - 6.7%
  1,500,000  Century Communications
               Corp........................        9.500%    03/01/2005     1,455,000
  1,000,000  Charter Communications
               Holdings LLC................        8.625%    04/01/2009       883,750
  1,250,000  Charter Communications
               Holdings LLC................       10.000%    04/01/2009     1,212,500
    500,000  CSC Holdings, Inc.............        9.250%    11/01/2005       505,625
    300,000  CSC Holdings, Inc.............       10.500%    05/15/2016       320,250
  1,500,000  EchoStar Communications Corp.
               Convertible (144A)(a).......        4.875%    01/01/2007     1,425,000
    500,000  FrontierVision................       11.000%    10/15/2006       507,500
  1,000,000  FrontierVision LP/Capital.....   0%, 11.875% ++ 09/15/2007       870,000
  1,000,000  Mediacom LLC..................        8.500%    04/15/2008       925,000
  1,000,000  NTL Inc. Convertible
               (144A)(a)...................        5.750%    12/15/2009       790,000
  1,000,000  NTL, Inc......................       10.000%    02/15/2007       950,000
  1,000,000  NTL, Inc......................   0%, 12.375% ++ 10/01/2008       640,000
    750,000  Renaissance Media Group.......   0%, 10.000% ++ 04/15/2008       513,750
                                                                         ------------
                                                                           10,998,375
                                                                         ------------
             CHEMICALS - 1.7%
  1,000,000  Huntsman Corp. (144A)(a)......        9.500%    07/01/2007       915,000

                       See notes to financial statements

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
PAR                     SECURITY                                            VALUE
AMOUNT                DESCRIPTION                COUPON       MATURITY     (NOTE 1)
-------------------------------------------------------------------------------------

             CHEMICALS - CONTINUED
$ 1,000,000  Lyondell Chemical Corp........        9.625%    05/01/2007  $    987,500
  1,000,000  Scotts Co. (The) (144A)(a)....        8.625%    01/15/2009       965,000
                                                                         ------------
                                                                            2,867,500
                                                                         ------------
             COMMERCIAL SERVICES - 3.1%
    500,000  Affemetrix, Inc.
               Convertible.................        4.750%    02/15/2007       384,375
  1,000,000  Allied Waste North America,
               Inc.........................        7.875%    01/01/2009       857,500
    750,000  Avis Group Holdings, Inc......       11.000%    05/01/2009       785,625
  2,500,000  Iron Mountain, Inc............       10.125%    10/01/2006     2,512,500
    622,000  Unicco Service Co.............        9.875%    10/15/2007       597,120
                                                                         ------------
                                                                            5,137,120
                                                                         ------------
             COMMUNICATIONS - 4.8%
    500,000  Crown Castle Int'l. Corp......       10.750%    08/01/2011       497,518
  1,000,000  ICG Holdings, Inc.............   0%, 13.500% ++ 09/15/2005       972,500
    400,000  Logix Communications
               Enterprises.................       12.250%    06/15/2008       158,000
  1,500,000  McLeod USA, Inc...............        9.500%    11/01/2008     1,473,750
  2,000,000  Nextel Communications, Inc....   0%,  9.950% ++ 02/15/2008     1,475,000
    700,000  Nextel Communications, Inc.
               Convertible (144A)(a).......        5.250%    01/15/2010       710,500
  1,250,000  Sprint Spectrum L.P...........   0%, 12.500% ++ 08/15/2006     1,203,144
    500,000  Time Warner Telecom, LLC......        9.750%    07/15/2008       486,250
    900,000  Williams Communications Group,
               Inc.........................       10.875%    10/01/2009       884,250
                                                                         ------------
                                                                            7,860,912
                                                                         ------------
             COMPUTER SOFTWARE & PROCESSING - 2.4%
    600,000  Affiliated Computer Services,
               Inc. Convertible
               (144A)(a)...................        4.000%    03/15/2005       589,500
    400,000  Arbor Software Corp.
               Convertible (144A)(a).......        4.500%    03/15/2005       353,000
    250,000  Globix Corp...................       12.500%    02/01/2010       206,250
  1,000,000  Juniper Networks, Inc.
               Convertible.................        4.750%    03/15/2007     1,093,750
    350,000  Mercury Interactive Corp.
               Convertible (144A)(a).......        4.750%    07/01/2007       370,562
    600,000  Orbital Imaging Corp.
               (144A)(a)...................       11.625%    03/01/2005       277,500
    200,000  PSINet, Inc...................       11.500%    11/01/2008       189,000
    750,000  Verio Inc.....................       10.625%    11/15/2009       835,312
                                                                         ------------
                                                                            3,914,874
                                                                         ------------
             COMPUTERS & INFORMATION - 2.4%
  1,500,000  National Data Corp.
               Convertible.................        5.000%    11/01/2003     1,245,000
  2,540,000  Solectron Corp Convertible....             +    05/08/2020     1,612,900
    400,000  Solectron Corp. Convertible...             +    01/27/2019       271,500
  1,200,000  Solectron Corp. Convertible
               (144A)(a)...................             +    01/27/2019       814,500
                                                                         ------------
                                                                            3,943,900
                                                                         ------------
             CONTAINERS & PACKAGING - 0.7%
    250,000  Fonda Group, Inc..............        9.500%    03/01/2007       200,000
  1,000,000  U.S. Can Corp.................       10.125%    10/15/2006     1,030,000
                                                                         ------------
                                                                            1,230,000
                                                                         ------------
             COSMETICS & PERSONAL CARE - 0.4%
    750,000  Chattem, Inc..................        8.875%    04/01/2008       603,750
                                                                         ------------
             ELECTRIC UTILITIES - 0.8%
     74,859  Midland Cogeneration Venture
               L.P.........................       10.330%    07/23/2002        76,644
  1,250,000  PP&L Resources, Inc...........        6.550%    03/01/2006     1,195,596
                                                                         ------------
                                                                            1,272,240
                                                                         ------------

                       See notes to financial statements

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
PAR                     SECURITY                                            VALUE
AMOUNT                DESCRIPTION                COUPON       MATURITY     (NOTE 1)
-------------------------------------------------------------------------------------

             ELECTRONICS - 1.8%
$ 1,000,000  Cypress Semiconductor Corp.
               Convertible.................        4.000%    02/01/2005  $  1,151,250
    500,000  Cypress Semiconductor Corp....        3.750%    07/01/2005       481,250
    125,000  Lattice Semiconductor Corp.
               Convertible (144A)(a).......        4.750%    11/01/2006       225,000
    650,000  Sci Systems, Inc.
               Convertible.................        3.000%    03/15/2007       641,062
    500,000  Vitesse Semiconductor
               Convertible (144A)(a).......        4.000%    03/15/2005       465,000
                                                                         ------------
                                                                            2,963,562
                                                                         ------------
             ENERGY - 0.1%
  1,000,000  AEI Holding Co., Inc.
               (144A)(a)...................       10.500%    12/15/2005       205,000
                                                                         ------------
             ENTERTAINMENT & LEISURE - 2.0%
  1,700,000  Harrah's Operating Co.,
               Inc.........................        7.500%    01/15/2009     1,579,169
    500,000  Loews Cineplex Entertainment
               Corp........................        8.875%    08/01/2008       237,500
  1,500,000  Mohegan Tribal Gaming.........        8.750%    01/01/2009     1,432,500
                                                                         ------------
                                                                            3,249,169
                                                                         ------------
             FINANCIAL SERVICES - 0.8%
  1,000,000  Accuride Corp.................        9.250%    02/01/2008       845,000
    500,000  Merrill Lynch & Co., Inc......        1.500%    12/15/2005       569,375
                                                                         ------------
                                                                            1,414,375
                                                                         ------------
             FOREST PRODUCTS & PAPER - 1.4%
  1,000,000  International Paper Co........        8.125%    07/08/2005     1,009,845
  1,250,000  Packaging Corp. of America....        9.625%    04/01/2009     1,246,875
                                                                         ------------
                                                                            2,256,720
                                                                         ------------
             HEALTH CARE PROVIDERS - 1.3%
  1,000,000  Leiner Health Products
               Group.......................        9.625%    07/01/2007       725,000
    500,000  Prime Medical Services,
               Inc.........................        8.750%    04/01/2008       417,500
  1,000,000  Tenet Healthcare Corp.........        8.625%    01/15/2007       960,000
                                                                         ------------
                                                                            2,102,500
                                                                         ------------
             HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.7%
  1,000,000  D.R. Horton, Inc..............       10.000%    04/15/2006       992,500
  1,000,000  Lennar Corp...................        7.625%    03/01/2009       866,833
  1,000,000  MDC Holdings, Inc.............        8.375%    02/01/2008       890,000
                                                                         ------------
                                                                            2,749,333
                                                                         ------------
             LODGING - 1.1%
  1,000,000  Aztar Corporation.............        8.875%    05/15/2007       947,500
  1,000,000  Park Place Entertainment
               Corp........................        7.875%    12/15/2005       942,500
                                                                         ------------
                                                                            1,890,000
                                                                         ------------
             MEDIA - BROADCASTING & PUBLISHING - 4.2%
  1,000,000  Allbritton Communications
               Co..........................        9.750%    11/30/2007       965,000
    350,000  Capstar Broadcasting Corp.....        9.250%    07/01/2007       358,750
    200,000  Clear Channel Communications,
               Inc.........................        1.500%    12/01/2002       195,750
    500,000  Cumulus Media, Inc............       10.375%    07/01/2008       425,000
    450,000  EZ Communications, Inc........        9.750%    12/01/2005       474,887
  1,000,000  Fox Liberty Networks LLC......        8.875%    08/15/2007       997,500
    400,000  Gray Communications Systems,
               Inc.........................       10.625%    10/01/2006       400,000
  1,000,000  Interep National Radio Sales,
               Inc.........................       10.000%    07/01/2008       890,000
    425,000  K-III Communications Corp.....       10.250%    06/01/2004       427,125

                       See notes to financial statements

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
PAR                     SECURITY                                            VALUE
AMOUNT                DESCRIPTION                COUPON       MATURITY     (NOTE 1)
-------------------------------------------------------------------------------------

             MEDIA - CONTINUED
$ 1,591,000  Sinclair Broadcast Group,
               Inc.........................       10.000%    09/30/2005  $  1,527,360
    350,000  Young Broadcasting, Inc.......       11.750%    11/15/2004       357,875
                                                                         ------------
                                                                            7,019,247
                                                                         ------------
             MEDICAL SUPPLIES - 0.6%
  1,000,000  Fisher Scientific
               International, Inc..........        9.000%    02/01/2008       920,000
                                                                         ------------
             METALS - 0.8%
  1,000,000  Armco Inc.....................        9.000%    09/15/2007       947,500
    500,000  WCI Steel, Inc................       10.000%    12/01/2004       467,500
                                                                         ------------
                                                                            1,415,000
                                                                         ------------
             OIL & GAS - 4.7%
    750,000  Chesapeake Energy Corp........        9.625%    05/01/2005       731,250
    750,000  Cross Timbers Royalty Trust...        9.250%    04/01/2007       733,125
  2,000,000  Devon Energy Corp.
               Convertible.................        4.950%    08/15/2008     1,925,000
  1,000,000  HS Resources, Inc.............        9.875%    12/01/2003     1,002,500
    150,000  KCS Energy, Inc.(b)...........       11.000%    01/15/2003       143,250
  1,000,000  Kerr-McGee Corp.
               Convertible.................        5.250%    02/15/2010     1,156,250
    500,000  Parker Drilling Corp.
               Convertible.................        5.500%    08/01/2004       411,250
    500,000  Pogo Producing Co.............        8.750%    05/15/2007       475,000
    750,000  Swift Energy Co.
               Convertible.................        6.250%    11/15/2006       729,375
    500,000  Vintage Petroleum, Inc........        8.625%    02/01/2009       481,250
                                                                         ------------
                                                                            7,788,250
                                                                         ------------
             PHARMACEUTICALS - 1.6%
    750,000  Ivax Corp. Convertible........        5.500%    05/15/2007       970,312
  1,800,000  Roche Holdings, Inc.
               Convertible (144A)(a).......             +    01/19/2015     1,624,500
                                                                         ------------
                                                                            2,594,812
                                                                         ------------
             RETAILERS - 0.4%
    250,000  Costco Wholesale Corp.
               Convertible.................             +    08/19/2017       207,188
    500,000  Costco Wholesale Corp.
               Convertible (144A)(a).......             +    08/19/2017       414,375
                                                                         ------------
                                                                              621,563
                                                                         ------------
             TELEPHONE SYSTEMS - 7.7%
    350,000  AMSC Acquisition Co., Inc.....       12.250%    04/01/2008       274,750
    400,000  Exodus Communications, Inc.
               Convertible (144A)(a).......        4.750%    07/15/2008       572,000
     25,000  Exodus Communications, Inc.
               (144A)(a)...................        4.750%    07/15/2008        35,750
    750,000  Exodus Communications, Inc.
               (144A)(a)...................       10.750%    12/15/2009       727,500
    750,000  Exodus Communications, Inc.
               Convertible (144A)(a).......       11.625%    07/15/2010       752,344
  1,000,000  Hyperion Telecommunications,
               Inc.........................       12.250%    09/01/2004     1,015,000
  1,000,000  Intermedia Communications of
               Florida, Inc................        9.500%    03/01/2009       955,000
  1,000,000  Level 3 Communications, Inc.
               (144A)(a)...................       11.000%    03/15/2008       995,000
    400,000  MasTec, Inc...................        7.750%    02/01/2008       370,000
  1,000,000  Metromedia Fiber Network,
               Inc.........................       10.000%    12/15/2009       990,000
  1,000,000  NEXTLINK Communications,
               Inc.........................       10.750%    11/15/2008       990,000
    250,000  Price Communications Wireless,
               Inc.........................        9.125%    12/15/2006       253,750
  1,000,000  Qwest Communications Int'l.,
               Inc.........................        7.500%    11/01/2008       972,051
  1,000,000  SBA Communications Corp.......   0%, 12.000% ++ 03/01/2008       710,000
  1,000,000  Triton PCS, Inc...............   0%, 11.000% ++ 05/01/2008       730,000
  2,000,000  United States Cellular Corp.
               Convertible.................             +    06/15/2015     1,195,000

                       See notes to financial statements

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
PAR                     SECURITY                                            VALUE
AMOUNT                DESCRIPTION                COUPON       MATURITY     (NOTE 1)
-------------------------------------------------------------------------------------

             TELEPHONE SYSTEMS - CONTINUED
$ 1,000,000  Viatel, Inc...................       11.250%    04/15/2008  $    745,000
    500,000  VoiceStream Wireless Corp.....       10.375%    11/15/2009       520,000
                                                                         ------------
                                                                           12,803,145
                                                                         ------------
             TEXTILES, CLOTHING & FABRICS - 0.3%
    500,000  Interface, Inc................        9.500%    11/15/2005       437,500
                                                                         ------------
             TRANSPORTATION - 0.4%
    600,000  Commscope, Inc. (144A)(a).....        4.000%    12/15/2006       654,000
                                                                         ------------
             U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 12.2%
 10,992,366  Government National Mortgage
               Association.................        8.000%    05/15/2030    11,128,000
  8,994,154  Government National Mortgage
               Association.................        8.000%    05/15/2030     9,105,133
                                                                         ------------
                                                                           20,233,133
                                                                         ------------
             U.S. TREASURY SECURITIES - 4.1%
  7,500,000  U.S. Treasury Note............        4.750%    11/15/2008     6,813,285
                                                                         ------------

             Total Domestic Bonds & Debt
               Securities (Cost
               $138,661,198)                                              131,797,054
                                                                         ------------

             FOREIGN BONDS & DEBT
               SECURITIES - 12.6%
             ARGENTINA - 0.6%
  1,000,000  Telefonica de Argentina S.A.
               (U.S.$) (144A)(a)...........        9.125%    05/07/2008       932,500
                                                                         ------------
             BERMUDA - 1.5%
  2,500,000  Elan Finance Corp. Convertible
               (U.S. $) (144A)(a)..........             +    12/14/2018     1,825,000
    750,000  Global Crossing Holdings Ltd.
               (U.S.$).....................        9.625%    05/15/2008       731,250
                                                                         ------------
                                                                            2,556,250
                                                                         ------------
             BRAZIL - 0.3%
    500,000  Globo Comunicacoes
               Participation (U.S.$)
               (144A)(a)...................       10.625%    12/05/2008       421,250
                                                                         ------------
             CANADA - 2.4%
  1,000,000  Clearnet Communications, Inc.
               (Yankee)....................   0%, 10.125% ++ 05/01/2009       605,000
  1,500,000  Gulf Canada Resources Ltd.
               (Yankee)....................        8.375%    11/15/2005     1,492,500
  1,000,000  Rogers Cantel, Inc.
               (Yankee)....................        8.300%    10/01/2007       982,500
  1,000,000  Tembec Industries, Inc.
               (Yankee)....................        8.625%    06/30/2009       965,000
                                                                         ------------
                                                                            4,045,000
                                                                         ------------
             CHINA - 0.1%
    250,000  Cathay International Ltd.
               (U.S.$) (144A)(a)...........       13.500%    04/15/2008       126,250
                                                                         ------------
             LUXEMBOURG - 0.5%
  1,000,000  Millicom International
               Cellular S.A. (Yankee)
               (144A)(a)...................   0%, 13.500% ++ 06/01/2006       855,000
                                                                         ------------
             MEXICO - 0.7%
    500,000  Satelites Mexicanos S.A.
               (Yankee)....................       10.125%    11/01/2004       336,250
  1,000,000  TV Azteca S.A. (Yankee).......       10.500%    02/15/2007       900,000
                                                                         ------------
                                                                            1,236,250
                                                                         ------------
             NETHERLANDS - 2.8%
  1,000,000  ASM Lithography Holding N.V.
               (U.S.$) (144A)(a)...........        4.250%    11/30/2004     1,337,500
    550,000  STMicroelectronics N.V.
               Convertible (U.S.$).........             +    09/22/2009       933,625
  2,700,000  United Pan-Europe
               Communications N.V.
               (Yankee)....................   0%, 12.500% ++ 08/01/2009     1,370,250
    500,000  United Pan-Europe
               Communications N.V.
               (Yankee)....................       11.250%    11/01/2009       442,500
    500,000  Versatel Telecom International
               N.V. (Yankee)...............       11.875%    07/15/2009       495,000
                                                                         ------------
                                                                            4,578,875
                                                                         ------------

                       See notes to financial statements

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
PAR                     SECURITY                                            VALUE
AMOUNT                DESCRIPTION                COUPON       MATURITY     (NOTE 1)
-------------------------------------------------------------------------------------

             SINGAPORE - 0.3%
$   525,000  Flextronics Int'l. Ltd.
               (U.S.$) (144A)(a)...........        9.875%    07/01/2010  $    531,562
                                                                         ------------
             SWITZERLAND - 1.3%
    500,000  Credit Suisse First Boston
               Convertible (Yankee)........        2.625%    04/20/2003       468,125
    600,000  Credit Suisse First Boston
               Convertible (Yankee)........        2.250%    03/16/2004       555,750
  2,000,000  Roche Holdings, Inc.
               Convertible
               (U.S.$)(144A)(a)............             +    04/20/2010     1,052,500
                                                                         ------------
                                                                            2,076,375
                                                                         ------------
             UNITED KINGDOM - 2.1%
    550,000  Diamond Cable Communication
               Plc (Yankee)................   0%, 10.750% ++ 02/15/2007       422,125
  1,000,000  Esprit Telecom Group Plc
               (Yankee)....................       10.875%    06/15/2008       685,000
  1,000,000  RSL Communications Plc
               (Yankee)....................       12.000%    11/01/2008       745,000
    750,000  Swiss Life Finance Ltd.
               (U.S.$) (144A)(a)...........        2.000%    05/20/2003       747,188
  1,500,000  Telewest Communications Plc
               (Yankee)....................   0%,  9.250% ++ 04/15/2009       813,750
                                                                         ------------
                                                                            3,413,063
                                                                         ------------

             Total Foreign Bonds & Debt
               Securities (Cost
               $21,733,785)                                                20,772,375
                                                                         ------------

-----------------------------------------------------------------------------
PAR/SHARE               SECURITY                                    VALUE
AMOUNT                DESCRIPTION                                  (NOTE 1)
-----------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS -
               2.8%
             BANKING - 0.1%
$    10,000  Coastal Finance, Inc.
               Preferred...................                      $    226,875
                                                                 ------------
             CHEMICALS - 0.4%
     15,000  Monsanto Co. Convertible
               Preferred...................                           678,750
                                                                 ------------
             ELECTRIC UTILITIES - 1.1%
     16,000  AES Trust VII Convertible
               Preferred (144A)(a)*........                           950,500
     20,000  TXU Corp. Convertible
               Preferred...................                           777,500
                                                                 ------------
                                                                    1,728,000
                                                                 ------------
             ELECTRONICS - 0.0%
         66  DecisionOne Corp(b)...........                                 1
                                                                 ------------
             FOREST PRODUCTS & PAPER - 0.2%
     10,000  Georgia-Pacific Group
               Convertible Preferred.......                           320,000
                                                                 ------------
             HEAVY MACHINERY - 0.1%
     10,000  Ingersoll-Rand Co. Convertible
               Preferred...................                           203,750
                                                                 ------------
             INSURANCE - 0.3%
     25,000  AmerUs Life Holdings, Inc.
               Convertible Preferred.......                           539,062
                                                                 ------------
             MEDIA - BROADCASTING & PUBLISHING - 0.5%
     10,000  Cox Communication, Inc.
               Preferred...................                           614,375
      8,500  Sinclair Broadcast Group, Inc.
               Convertible Preferred.......                           263,500
                                                                 ------------
                                                                      877,875
                                                                 ------------
             TELEPHONE SYSTEMS - 0.1%
      1,533  Intermedia Communications,
               Inc.*.......................                            45,607
      2,015  Viatel, Inc. Convertible
               Preferred*..................                            57,553
                                                                 ------------
                                                                      103,160
                                                                 ------------

             Total Common and Preferred
               Stocks (Cost $5,605,088)                             4,677,473
                                                                 ------------

                       See notes to financial statements

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------
PAR/SHARE               SECURITY                                    VALUE
AMOUNT                DESCRIPTION                                  (NOTE 1)
-----------------------------------------------------------------------------

             WARRANTS - 0.1%
             COMMUNICATIONS - 0.1%
$       522  NTL, Inc. (expiring
               10/14/08)*..................                      $     33,995
        450  Splitrock Services, Inc.
               (expiring 07/15/08)*........                            83,925
                                                                 ------------
                                                                      117,920
                                                                 ------------
             COMPUTER SOFTWARE & PROCESSING - 0.0%
        600  Orbital Imaging Corp.
               (expiring 03/01/05)
               (144A)(a)*..................                            12,075
                                                                 ------------
             MEDICAL SUPPLIES - 0.0%
        250  Urohealth Systems, Inc.
               (expiring 04/10/04)
               (144a)(a)*..................                                 3
                                                                 ------------
             TELEPHONE SYSTEMS - 0.0%
        350  Motient Corporation (expiring
               01/01/08) (144A)(a)*........                            14,044
                                                                 ------------

             Total Warrants (Cost $7,898)                             144,042
                                                                 ------------
-----------------------------------------------------------------------------
PAR                     SECURITY                                    VALUE
AMOUNT                DESCRIPTION                                  (NOTE 1)
-----------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS - 5.2%
$   705,561  American Express Centurion
               Bank, 6.65%, due
               07/10/00(c).................                      $    705,561
    924,894  Bank of America, 6.67%, due
               03/22/01(c).................                           924,894
    352,785  Royal Bank of Scotland, 6.85%,
               due 07/05/00(c).............                           352,785
  1,411,132  American Express Centurion
               Bank, 7%, due 07/07/00(c)...                         1,411,132
    352,786  First Union National Bank,
               6.9%, due 05/09/01(c).......                           352,786
  1,265,609  Fleet National Bank, 7.125%,
               due 10/31/00(c).............                         1,265,609
    705,562  Goldman Sachs, 6.64875%, due
               08/17/00(c).................                           705,562
    705,565  Janus Money Market Fund(c)....                           705,565
  1,454,199  Merrimac Cash Fund-Premium
               Class(c)....................                         1,454,199
    705,563  BNP Paribas, 6.75%, due
               07/05/00(c).................                           705,563
                                                                 ------------

             Total Short-Term Investments
               (Cost $8,583,656)                                    8,583,656
                                                                 ------------

            TOTAL INVESTMENTS - 100.5%
            (Cost $174,591,625)                                   165,974,600

            Other Assets and Liabilities (net) -
            (0.5%)                                                   (809,066)
                                                                -------------

            TOTAL NET ASSETS - 100.0%                           $ 165,165,534
                                                                =============

           PORTFOLIO FOOTNOTES:

 (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

 (b)  Security is in Bankruptcy or is in default.

 *    Non-income producing security.

 (c) Represents investment of collateral received from securities lending transactions.

 +    Zero coupon bond

 ++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

 Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                       See notes to financial statements

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

The following table summarizes the portfolio composition of long-term debt holdings at June 30, 2000, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PORTFOLIO COMPOSITION BY CREDIT QUALITY
-------------------------------------------------------------------------------
RATINGS                                                    % OF PORTFOLIO

U.S. Gov't and Agency Obligations                              16.3%
AA                                                              2.0
A                                                               2.2
BBB                                                            13.7
BB                                                             15.8
B                                                              39.3
CCC                                                             1.8
NR                                                              8.9
                                                              -----
                                                              100.0%
                                                              =====

Note: NR = Not Rated

                       See notes to financial statements

Cova Series Trust
Mid-Cap Value Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES    (NOTE 1)
------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.0%
AIRLINES - 0.9%
AMR Corp.*........................................................................ 13,600  $   359,550
                                                                                           -----------
AUTOMOTIVE - 0.9%
Genuine Parts Co.................................................................. 18,500      370,000
                                                                                           -----------
BEVERAGES, FOOD & TOBACCO - 9.8%
Archer-Daniels-Midland Co......................................................... 39,200      384,650
Corn Products International, Inc.................................................. 24,000      636,000
Dean Foods Co..................................................................... 19,700      624,244
Del Monte Foods Co.*.............................................................. 20,500      139,656
IBP, Inc.......................................................................... 38,100      588,169
Smithfield Foods, Inc.*........................................................... 20,600      578,087
Universal Foods Corp.............................................................. 46,800      865,800
                                                                                           -----------
                                                                                             3,816,606
                                                                                           -----------
CHEMICALS - 4.9%
Crompton Corp..................................................................... 65,300      799,925
IMC Global, Inc................................................................... 56,600      735,800
Potash Corporation of Saskatchewan, Inc............................................ 7,100      391,831
                                                                                           -----------
                                                                                             1,927,556
                                                                                           -----------
CONTAINERS & PACKAGING - 5.5%
American National Can Group, Inc.................................................. 36,300      612,562
Ball Corp......................................................................... 25,500      820,781
Pactiv Corporation*............................................................... 88,600      697,725
                                                                                           -----------
                                                                                             2,131,068
                                                                                           -----------
ELECTRIC UTILITIES - 11.5%
Constellation Energy Group, Inc................................................... 10,100      328,881
FirstEnergy Corp.................................................................. 32,300      755,012
IPALCO Enterprises, Inc........................................................... 31,100      625,887
Niagara Mohawk Holdings, Inc.*.................................................... 47,500      662,031
Northeast Utilities............................................................... 30,900      672,075
Reliant Energy, Inc............................................................... 20,100      594,206
Scana Corp........................................................................ 12,038      290,417
TECO Energy, Inc.................................................................. 28,800      577,800
                                                                                           -----------
                                                                                             4,506,309
                                                                                           -----------
FINANCIAL SERVICES - 1.6%
CIT Group, Inc. (The)............................................................. 38,400      624,000
                                                                                           -----------
FOOD RETAILERS - 1.0%
Delhaize America, Inc............................................................. 21,300      376,744
                                                                                           -----------
HEALTH CARE PROVIDERS - 7.7%
Caremark Rx, Inc.*............................................................... 203,900    1,389,069
Oxford Health Plans, Inc.*........................................................ 50,300    1,197,769
Trigon Healthcare, Inc.*........................................................... 8,300      427,969
                                                                                           -----------
                                                                                             3,014,807
                                                                                           -----------
HOUSEHOLD PRODUCTS - 2.0%
Snap-On, Inc...................................................................... 29,700      790,762
                                                                                           -----------
INSURANCE - 7.2%
Ace Ltd........................................................................... 20,500      574,000
PartnerRe Ltd..................................................................... 14,900      528,019
Transatlantic Holdings, Inc........................................................ 7,900      661,625
XL Capital Ltd.................................................................... 19,300    1,044,612
                                                                                           -----------
                                                                                             2,808,256
                                                                                           -----------
MEDICAL SUPPLIES - 9.6%
Acuson Corp.*..................................................................... 57,200      772,200
Boston Scientific Corp.*.......................................................... 30,700      673,481
St. Jude Medical, Inc.*........................................................... 28,000    1,284,500
Varian Medical Systems, Inc.*..................................................... 25,500      997,688
                                                                                           -----------
                                                                                             3,727,869
                                                                                           -----------
OIL & GAS - 22.0%
Amerada Hess Corp.................................................................. 8,800      543,400
Dynegy, Inc....................................................................... 16,092    1,099,285
Eastern Enterprises............................................................... 10,900      686,700
------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES    (NOTE 1)
------------------------------------------------------------------------------------------------------

OIL & GAS - CONTINUED
ENSCO International, Inc.......................................................... 18,800  $   673,275
EOG Resources, Inc................................................................ 38,500    1,289,750
Kerr-Mcgee Corp................................................................... 17,000    1,001,938
R&B Falcon Corp.*................................................................. 47,600    1,121,575
Santa Fe Snyder Corp.*............................................................ 89,800    1,021,475
Southwest Gas Corp................................................................ 30,400      532,000
Valero Energy Corp................................................................ 19,200      609,600
                                                                                           -----------
                                                                                             8,578,998
                                                                                           -----------
REAL ESTATE - 2.1%
Healthcare Realty Trust, Inc. (REIT).............................................. 47,855      816,526
                                                                                           -----------
RESTAURANTS - 3.1%
CBRL Group, Inc................................................................... 82,600    1,213,188
                                                                                           -----------
RETAILERS - 4.3%
Consolidated Stores Corp.*........................................................ 70,700      848,400
J.C. Penney Co., Inc.............................................................. 44,100      813,094
                                                                                           -----------
                                                                                             1,661,494
                                                                                           -----------
TEXTILES, CLOTHING & FABRICS - 1.9%
Polymer Group, Inc................................................................ 74,400      688,200
V.F. Corp.......................................................................... 2,300       54,769
                                                                                           -----------
                                                                                               742,969
                                                                                           -----------

Total Common Stocks (Cost $34,382,915)                                                      37,466,702
                                                                                           -----------

--------------------------------------------------------------
PAR                      SECURITY                     VALUE
AMOUNT                 DESCRIPTION                  (NOTE 1)
--------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 0.6%
$19,836  American Express Centurion Bank, 6.65%,
           due 07/10/00(a).......................  $    19,836
 19,836  Bank of America, 6.67%, due
           03/22/01(a)...........................       19,836
  9,918  Royal Bank of Scotland, 6.85%, due
           07/05/00(a)...........................        9,918
 39,672  American Express Centurion Bank 7%,
           due 07/07/00(a).......................       39,672
  9,918  First Union National Bank, 6.9%,
           due 05/09/01(a).......................        9,918
 24,880  Fleet National Bank, 7.125%, due
           10/31/00(a)...........................       24,880
 19,836  Goldman Sachs, 6.64875%, 08/17/00(a)....       19,836
 19,836  Janus Money Market Fund(a)..............       19,836
 57,752  Merrimac Cash Fund-Premium Class(a).....       57,752
 19,836  BNP Paribas, 6.75%, due 07/05/00(a).....       19,836
                                                   -----------

         Total Short-Term Investments
         (Cost $241,320)                               241,320
                                                   -----------

TOTAL INVESTMENTS - 96.6%
(Cost $34,624,235)                                  37,708,022

Other Assets and Liabilities (net) -
3.4%                                                 1,335,031
                                                  -------------

TOTAL NET ASSETS - 100.0%                        $  39,043,053
                                                  =============

PORTFOLIO FOOTNOTES:

 * Non-income producing security.

 (a) Represents investment of collateral received from securities lending transactions.

 REIT - Real Estate Investment Trust

                       See notes to financial statements

Cova Series Trust
Large Cap Research Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

COMMON STOCKS - 93.7%
AEROSPACE & DEFENSE - 2.0%
Boeing Co........................................................................ 19,300  $   806,981
                                                                                          -----------
AUTOMOTIVE - 1.9%
Ford Motor Co..................................................................... 5,700      245,100
General Motors Corp............................................................... 8,440      490,047
Visteon Corp.*...................................................................... 746        9,049
                                                                                          -----------
                                                                                              744,196
                                                                                          -----------
BANKING - 9.5%
Bank One Corp.................................................................... 13,100      347,969
Chase Manhattan Corp............................................................. 11,925      549,295
First Tennessee National Corp.................................................... 30,300      501,844
Fleet Boston Financial Corp...................................................... 13,495      458,830
M&T Bank Corp..................................................................... 1,800      810,000
Mellon Financial Corp............................................................ 17,800      648,587
Wells Fargo Co................................................................... 12,650      490,187
                                                                                          -----------
                                                                                            3,806,712
                                                                                          -----------
BEVERAGES, FOOD & TOBACCO - 3.0%
Archer-Daniels-Midland Co........................................................ 36,600      359,137
HJ Heinz Co...................................................................... 19,100      835,625
                                                                                          -----------
                                                                                            1,194,762
                                                                                          -----------
COMMUNICATIONS - 1.0%
Lucent Technologies, Inc.......................................................... 6,900      408,825
                                                                                          -----------
COMPUTER SOFTWARE & PROCESSING - 7.5%
BMC Software, Inc.*............................................................... 6,400      233,500
Cadence Design Systems, Inc.*.................................................... 30,900      629,587
Ceridian Corp.*.................................................................. 31,800      765,187
Computer Sciences Corp.*.......................................................... 5,500      410,781
Electronics for Imaging, Inc.*.................................................... 7,700      194,906
First Data Corp.................................................................. 15,800      784,075
                                                                                          -----------
                                                                                            3,018,036
                                                                                          -----------
COMPUTERS & INFORMATION - 4.1%
Apple Computer, Inc.*............................................................. 7,800      408,525
Compaq Computer Corp............................................................. 28,600      731,087
Solectron Corp.*................................................................. 12,500      523,438
                                                                                          -----------
                                                                                            1,663,050
                                                                                          -----------
ELECTRIC UTILITIES - 8.1%
CP&L, Energy Inc.................................................................. 9,520      304,045
Dominion Resources, Inc.......................................................... 13,600      583,100
Duke Energy Corp................................................................. 16,900      952,738
FPL Group, Inc................................................................... 13,350      660,825
Unicom Corp...................................................................... 19,700      762,144
                                                                                          -----------
                                                                                            3,262,852
                                                                                          -----------
ELECTRONICS - 0.7%
General Motors Corp. - Class H*................................................... 1,128       98,982
Motorola, Inc..................................................................... 6,600      191,813
                                                                                          -----------
                                                                                              290,795
                                                                                          -----------
-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

FINANCIAL SERVICES - 2.4%
Knight Trading Group, Inc.*....................................................... 7,200  $   214,650
Morgan Stanley Dean Witter & Co................................................... 9,200      765,900
                                                                                          -----------
                                                                                              980,550
                                                                                          -----------
FOOD RETAILERS - 1.2%
Safeway, Inc.*................................................................... 10,800      487,350
                                                                                          -----------
FOREST PRODUCTS & PAPER - 4.2%
Bowater, Inc..................................................................... 11,600      511,850
International Paper Co........................................................... 16,100      479,981
Packaging Corp. of America*...................................................... 69,500      703,688
                                                                                          -----------
                                                                                            1,695,519
                                                                                          -----------
HEALTH CARE PROVIDERS - 1.8%
HCA-The Healthcare Corp.......................................................... 23,400      710,775
                                                                                          -----------
HEAVY MACHINERY - 5.7%
Baker Hughes, Inc................................................................ 19,900      636,800
Deere & Co....................................................................... 19,600      725,200
Eaton Corp........................................................................ 8,800      589,600
Pall Corp........................................................................ 17,900      331,150
                                                                                          -----------
                                                                                            2,282,750
                                                                                          -----------
INDUSTRIAL - DIVERSIFIED - 1.8%
Honeywell International Inc....................................................... 6,700      225,706
Minnesota Mining & Manufacturing Co. (3M)......................................... 6,000      495,000
                                                                                          -----------
                                                                                              720,706
                                                                                          -----------
INSURANCE - 7.6%
Ace Ltd.......................................................................... 35,400      991,200
American General Corp............................................................. 9,450      576,450
Aon Corp......................................................................... 19,400      602,613
Cigna Corp........................................................................ 2,300      215,050
UnitedHealth Group, Inc........................................................... 7,800      668,850
                                                                                          -----------
                                                                                            3,054,163
                                                                                          -----------
MEDIA - BROADCASTING & PUBLISHING - 3.7%
Dow Jones & Co., Inc.............................................................. 7,900      578,675
Time Warner, Inc.................................................................. 5,300      402,800
Viacom Inc - Class B*............................................................. 7,670      522,998
                                                                                          -----------
                                                                                            1,504,473
                                                                                          -----------
METALS - 1.2%
Alcoa, Inc....................................................................... 16,600      481,400
                                                                                          -----------
OFFICE EQUIPMENT - 1.2%
Harris Corp., Inc................................................................. 9,700      317,675
Xerox Corp........................................................................ 7,400      153,550
                                                                                          -----------
                                                                                              471,225
                                                                                          -----------
OIL & GAS - 12.9%
BP Amoco Plc (ADR)............................................................... 10,220      578,069
Coastal Corp..................................................................... 12,720      774,330
Exxon Mobil Corp................................................................. 24,420    1,916,970
Schlumberger Ltd.................................................................. 9,600      716,400
Tosco Corp....................................................................... 12,600      356,738

                       See notes to financial statements

Cova Series Trust
Large Cap Research Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

OIL & GAS - CONTINUED
Total S.A. (ADR).................................................................. 5,100  $   391,744
Transocean Sedco Forex, Inc....................................................... 8,187      437,493
                                                                                          -----------
                                                                                            5,171,744
                                                                                          -----------
PHARMACEUTICALS - 4.4%
Alza Corp.*....................................................................... 7,800      461,175
American Home Products Corp...................................................... 12,100      710,875
Pharmacia Corp................................................................... 11,662      602,780
                                                                                          -----------
                                                                                            1,774,830
                                                                                          -----------
RETAILERS - 2.7%
Consolidated Stores Corp.*....................................................... 42,200      506,400
Federated Department Stores, Inc.*............................................... 17,000      573,750
                                                                                          -----------
                                                                                            1,080,150
                                                                                          -----------
TELEPHONE SYSTEMS - 3.7%
Alltel Corp....................................................................... 6,500      402,594
AT&T Corp........................................................................ 16,350      517,069
Bell Atlantic Corp............................................................... 11,400      579,263
                                                                                          -----------
                                                                                            1,498,926
                                                                                          -----------
TRANSPORTATION - 1.4%
United Parcel Service, Inc. - Class B............................................. 9,300      548,700
                                                                                          -----------
Total Common Stocks (Cost $37,101,203)                                                     37,659,470
                                                                                          -----------

------------------------------------------------------------------
PAR                          SECURITY                     VALUE
AMOUNT                     DESCRIPTION                  (NOTE 1)
------------------------------------------------------------------

             SHORT-TERM INVESTMENTS - 9.9%
$   327,014  American Express Centurion Bank, 6.65%,
               due 07/10/00(a).......................  $   327,014
    327,014  Bank of America, 6.67%,
               due 03/22/01(a).......................      327,014
    163,507  Royal Bank of Scotland, 6.85%,
               due 07/05/00(a).......................      163,507
    654,027  American Express Centurion Bank, 7%,
               due 07/07/00(a).......................      654,027
    163,507  First Union National Bank, 6.9%,
               due 05/09/01(a).......................      163,507
    410,149  Fleet National Bank, 7.125%,
               due 10/31/00(a).......................      410,149
    327,014  Goldman Sachs, 6.64875%,
               due 08/17/00(a).......................      327,014
    327,014  Janus Money Market Fund(a)..............      327,014
    952,076  Merrimac Cash Fund-Premium Class(a).....      952,076
    327,014  BNP Paribas, 6.75%,
               due 07/05/00(a).......................      327,014
                                                       -----------

             Total Short-Term Investments
             (Cost $3,978,336)                           3,978,336
                                                       -----------

TOTAL INVESTMENTS - 103.6%
(Cost $41,079,540)                                      41,637,806

Other Assets and Liabilities (net) -
(3.6%)                                                  (1,442,195)
                                                      -------------

TOTAL NET ASSETS - 100.0%                            $  40,195,611
                                                     =============

PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 (a) Represents investment of collateral received from securities lending transactions.

 ADR - American Depositary Receipt

                       See notes to financial statements

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

COMMON STOCKS - 93.3%
AEROSPACE & DEFENSE - 0.9%
Orbital Sciences Corp.*.......................................................... 30,700  $   374,156
                                                                                          -----------
AIRLINES - 1.3%
Frontier Airlines, Inc.*......................................................... 13,700      196,081
Skywest, Inc...................................................................... 8,900      329,856
                                                                                          -----------
                                                                                              525,937
                                                                                          -----------
APPAREL RETAILERS - 2.8%
AnnTaylor Stores Corp.*.......................................................... 16,400      543,250
Children's Place Retail Stores, Inc.*............................................ 13,500      276,750
Pacific Sunwear of California, Inc.*............................................. 17,550      329,062
                                                                                          -----------
                                                                                            1,149,062
                                                                                          -----------
BEVERAGES, FOOD & TOBACCO - 0.7%
Horizon Organic Holding Corp.*.................................................... 6,000       63,750
Smithfield Foods, Inc.*........................................................... 5,500      154,344
Twinlab Corp.*.................................................................... 8,500       54,187
                                                                                          -----------
                                                                                              272,281
                                                                                          -----------
BUILDING MATERIALS - 0.6%
Elcor Corp........................................................................ 9,900      227,700
                                                                                          -----------
CHEMICALS - 1.9%
H.B. Fuller Co.................................................................... 2,400      109,350
OM Group, Inc.................................................................... 15,500      682,000
                                                                                          -----------
                                                                                              791,350
                                                                                          -----------
COMMERCIAL SERVICES - 13.7%
Aegis Communications Group, Inc.*................................................ 41,800       42,218
Butler International, Inc.*....................................................... 6,250       53,125
CDI Corp.*........................................................................ 3,700       75,387
Core Laboratories N.V. (ADR)*.................................................... 19,000      551,000
Cornell Corrections, Inc.*....................................................... 10,100       80,800
Corporate Executive Board Co.*.................................................... 8,900      532,887
Diamond Technology Partners, Inc.*................................................ 5,650      497,200
Etinuum, Inc.*.................................................................... 4,800       27,000
First Consulting Group, Inc.*..................................................... 5,800       32,262
G & K Services, Inc.............................................................. 12,600      315,787
ICOS Corp.*....................................................................... 9,500      418,000
Iron Mountain, Inc.*............................................................. 14,800      503,200
Labor Ready, Inc.*................................................................ 8,700       57,638
MarchFirst, Inc.*................................................................. 9,012      164,469
Maxim Pharmaceuticals, Inc.*...................................................... 3,100      159,262
Memberworks, Inc.*................................................................ 6,600      221,925
Modis Professional Services, Inc.*............................................... 10,300       91,412
NCO Group, Inc.*.................................................................. 6,200      143,375
On Assignment, Inc.*.............................................................. 8,900      271,450
Pharmaceutical Product Development, Inc.*......................................... 2,900       60,900
Steiner Leisure Ltd.*............................................................ 10,200      230,775
Student Advantage, Inc.*......................................................... 30,100      220,106
TeleTech Holdings, Inc.*......................................................... 27,500      854,219
                                                                                          -----------
                                                                                            5,604,397
                                                                                          -----------
-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

COMMUNICATIONS - 7.4%
ADC Telecommunications, Inc.*..................................................... 1,548  $   129,838
Cable Design Technologies Corp.*.................................................. 8,000      268,000
Comtech Telecommunications Corp.*................................................. 7,800      128,700
Netro Corp.*...................................................................... 1,900      109,012
Plantronics, Inc.*............................................................... 15,200    1,755,600
Sawtek, Inc.*.................................................................... 10,900      627,431
                                                                                          -----------
                                                                                            3,018,581
                                                                                          -----------
COMPUTER SOFTWARE & PROCESSING - 16.4%
3DO Co. (The)*.................................................................... 9,700       76,085
Activision, Inc.*................................................................. 9,200       59,800
Acxiom Corp.*.................................................................... 18,200      495,950
Cambridge Technology Partners, Inc.*............................................. 38,600      336,546
CheckFree Holdings Corp.*......................................................... 4,500      232,031
CIBER, Inc.*...................................................................... 8,900      117,925
Corillian Corp*................................................................... 3,400       56,525
CyberSource Corp.*................................................................ 6,500       89,781
Dendrite International, Inc.*..................................................... 6,700      223,194
eCollege.com Inc.*............................................................... 10,800       47,250
eLoyalty Corp.*................................................................... 4,500       57,375
eMerge Interactive, Inc. - Class A*............................................... 6,600      118,387
ePresence, Inc.*.................................................................. 2,500       18,203
Exchange Applications, Inc.*...................................................... 6,200      165,075
iGate Capital Corp.*............................................................. 18,700      257,125
IMRglobal Corp.*.................................................................. 4,900       64,006
InfoCure Corp.*................................................................... 7,000       39,375
Jupiter Communications, Inc.*..................................................... 5,400      124,200
Landmark Systems Corp.*........................................................... 9,800       58,800
Lionbridge Technologies, Inc.*.................................................... 8,000       78,000
Manhattan Associates, Inc.*....................................................... 6,100      152,500
Manugistics Group, Inc.*.......................................................... 4,200      196,350
Multex.com, Inc.*................................................................. 6,200      156,162
National Computer Systems, Inc................................................... 10,900      536,825
National Instruments Corp.*....................................................... 6,250      272,656
Netopia, Inc.*.................................................................... 3,300      132,825
Optio Software, Inc.*............................................................. 5,600       33,513
Pegasus Systems, Inc.*........................................................... 15,850      172,369
Phoenix Technologies Ltd.*........................................................ 7,900      128,869
Primus Knowledge Solutions, Inc.*................................................. 2,400      108,000
Project Software & Development, Inc.*............................................. 4,500       81,000
Proxicom, Inc.*................................................................... 2,200      105,325
RadiSys Corp.*................................................................... 13,900      788,825
Ravisent Technologies, Inc.*...................................................... 6,600       46,612
Renaissance Worldwide, Inc.*..................................................... 19,000       29,687
Rudolph Technologies, Inc.*....................................................... 1,300       50,375
S1 Corp.*........................................................................ 15,300      356,681
Switchboard Inc.*................................................................. 7,500       75,000
Sykes Enterprises, Inc.*......................................................... 15,600      200,850
Technology Solutions Co.*......................................................... 9,500       58,781
THQ, Inc.*........................................................................ 7,550       92,016

                       See notes to financial statements

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING - CONTINUED
Verio Inc.*....................................................................... 3,900  $   148,200
Vicinity Corp.*................................................................... 2,400       47,100
                                                                                          -----------
                                                                                            6,686,154
                                                                                          -----------
COMPUTERS & INFORMATION - 5.3%
Advanced Digital Information Corp.*.............................................. 27,000      430,312
Analogic Corp..................................................................... 5,100      204,000
Cyberian Outpost, Inc.*........................................................... 9,800       47,162
Fvc.com, Inc.*.................................................................... 8,600       66,650
InFocus Corp.*.................................................................... 7,400      238,187
Insight Enterprises, Inc.*........................................................ 8,600      510,087
MICROS Systems, Inc.*............................................................ 10,500      194,906
MicroTouch Systems, Inc.*......................................................... 7,400       63,825
ScanSoft, Inc.*.................................................................. 15,428       43,391
Xircom, Inc.*..................................................................... 7,400      351,500
                                                                                          -----------
                                                                                            2,150,020
                                                                                          -----------
ELECTRIC UTILITIES - 0.3%
Independent Energy Holdings Plc (ADR)*........................................... 12,400      103,075
                                                                                          -----------
ELECTRICAL EQUIPMENT - 1.8%
Ampex Corp.*..................................................................... 27,100       45,731
Moog, Inc. - Class A*............................................................. 3,800      100,225
Technitrol, Inc................................................................... 5,400      523,125
Universal Electronics Inc.*....................................................... 2,800       68,775
                                                                                          -----------
                                                                                              737,856
                                                                                          -----------
ELECTRONICS - 5.2%
American Xtal Technology, Inc.*................................................... 3,000      129,750
Artesyn Technologies, Inc.*...................................................... 10,400      289,250
CellStar Corp.*.................................................................. 45,500      126,549
Dionex Corp.*..................................................................... 2,200       58,850
EMS Technologies, Inc.*........................................................... 7,600      136,800
Helix Technology Corp............................................................. 1,500       58,500
Lecroy Corp.*..................................................................... 7,900       78,012
NVIDIA Corp.*..................................................................... 9,000      572,062
Pioneer-Standard Electronics, Inc................................................. 3,600       53,100
SLI, Inc......................................................................... 17,000      206,125
Three-Five Systems, Inc.*......................................................... 6,850      404,150
                                                                                          -----------
                                                                                            2,113,148
                                                                                          -----------
ENTERTAINMENT & LEISURE - 0.9%
Bally Total Fitness Holdings Corp.*............................................... 6,900      175,087
Championship Auto Racing Teams, Inc.*............................................. 6,900      175,950
Cinar Corp.(a)*................................................................... 6,300       33,579
                                                                                          -----------
                                                                                              384,616
                                                                                          -----------
FINANCIAL SERVICES - 0.3%
Federal Agricultural Mortgage Corp.*.............................................. 9,400      136,888
                                                                                          -----------
FOOD RETAILERS - 1.4%
Whole Foods Market, Inc.*........................................................ 11,100      458,569
Wild Oats Markets, Inc.*.......................................................... 8,250      103,641
                                                                                          -----------
                                                                                              562,210
                                                                                          -----------
-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS - 1.5%
Apria Healthcare Group Inc.*..................................................... 16,500  $   202,125
Healthcare Services Group, Inc.*................................................. 11,750       52,875
Hooper Holmes, Inc............................................................... 27,700      221,600
Matria Healthcare, Inc.*......................................................... 30,000      137,814
                                                                                          -----------
                                                                                              614,414
                                                                                          -----------
HEAVY CONSTRUCTION - 0.3%
McGrath Rentcorp.................................................................. 6,200      105,400
                                                                                          -----------
HEAVY MACHINERY - 0.7%
Flow International Corp.*......................................................... 9,100       91,000
Semitool, Inc.*.................................................................. 10,200      176,588
                                                                                          -----------
                                                                                              267,588
                                                                                          -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.3%
Crossmann Communities, Inc.*...................................................... 8,400      138,600
                                                                                          -----------
INDUSTRIAL - DIVERSIFIED - 0.1%
Identix, Inc.*.................................................................... 3,800       59,613
                                                                                          -----------
INSURANCE - 0.5%
Advance Paradigm, Inc.*.......................................................... 10,300      211,150
                                                                                          -----------
MEDIA - BROADCASTING & PUBLISHING - 0.5%
NBC Internet, Inc. - Class A*....................................................... 300        3,750
Regent Communications, Inc.*..................................................... 14,800      127,188
Salem Communications Corp. - Class A*............................................. 8,900       82,604
                                                                                          -----------
                                                                                              213,542
                                                                                          -----------
MEDICAL BIO - TECHNOLOGY - 0.2%
MedQuist, Inc.*................................................................... 2,123       72,175
                                                                                          -----------
MEDICAL SUPPLIES - 6.1%
Armor Holdings, Inc.*............................................................ 17,800      231,400
Arrow International, Inc......................................................... 10,000      335,000
ATS Medical, Inc.*............................................................... 18,100      264,713
Coherent, Inc.*................................................................... 9,100      763,263
Hanger Orthopedic Group, Inc.*................................................... 13,800       68,138
Ionics, Inc.*..................................................................... 5,200      159,250
Meade Instruments Corp.*.......................................................... 5,800      145,725
Orthofix International N.V.*...................................................... 9,900      176,963
SonoSite, Inc.*................................................................... 6,600      190,163
Theragenics Corp.*............................................................... 15,000      128,438
Therma-Wave Inc.*................................................................. 1,500       33,469
                                                                                          -----------
                                                                                            2,496,522
                                                                                          -----------
METALS - 1.7%
Matthews International Corp....................................................... 6,600      191,400
Stillwater Mining Co.*........................................................... 18,200      507,325
                                                                                          -----------
                                                                                              698,725
                                                                                          -----------
OIL & GAS - 4.9%
Evergreen Resources, Inc.*....................................................... 10,500      311,063
Exco Resources Inc.*.............................................................. 7,400       74,000
Louis Dreyfus Natural Gas Corp.*................................................. 14,400      450,900
Seitel, Inc.*..................................................................... 9,600       78,000
Stone Energy Corp.*............................................................... 6,000      358,500

                       See notes to financial statements

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

OIL & GAS - CONTINUED
Superior Energy Services, Inc.*.................................................. 12,100  $   125,538
TransMontaigne Oil Co.*.......................................................... 20,200      123,725
Vintage Petroleum, Inc........................................................... 20,900      471,556
                                                                                          -----------
                                                                                            1,993,282
                                                                                          -----------
PHARMACEUTICALS - 3.2%
Albany Molecular Research, Inc.*.................................................. 3,500      190,531
Barr Laboratories, Inc.*.......................................................... 3,750      168,047
Corixa Corp.*..................................................................... 7,100      304,856
ILEX Oncology, Inc.*.............................................................. 3,700      130,425
Kos Pharmaceuticals, Inc.*........................................................ 3,800       61,038
Noven Pharmaceuticals, Inc*....................................................... 4,300      129,269
PathoGenesis Corp.*.............................................................. 11,700      304,200
                                                                                          -----------
                                                                                            1,288,366
                                                                                          -----------
REAL ESTATE - 0.4%
Catellus Development Corp.*....................................................... 4,200       63,000
Healthcare Realty Trust, Inc. (REIT).............................................. 4,700       80,194
                                                                                          -----------
                                                                                              143,194
                                                                                          -----------
RESTAURANTS - 0.6%
CEC Entertainment Inc.*........................................................... 4,500      115,313
P.F. Chang's China Bistro*........................................................ 4,500      143,719
                                                                                          -----------
                                                                                              259,032
                                                                                          -----------
RETAILERS - 2.9%
Alloy Online, Inc.*............................................................... 9,700      109,125
Ames Department Stores, Inc.*..................................................... 8,000       62,000
Cost Plus, Inc.*.................................................................. 4,350      124,791
Fatbrain.com Inc.*................................................................ 8,300       54,729
iGo Corp.*....................................................................... 10,300       39,913
MSC Industrial Direct Co., Inc.*................................................. 18,500      387,344
Tuesday Morning Corp.*............................................................ 6,300       66,150
ValueVision International, Inc. - Class A*....................................... 12,200      292,800
Zany Brainy, Inc.*............................................................... 16,600       43,575
                                                                                          -----------
                                                                                            1,180,427
                                                                                          -----------
TELEPHONE SYSTEMS - 2.9%
Boston Communications Group, Inc.*................................................ 9,300      130,200
Clearnet Communications Inc.*.................................................... 13,000      360,953
GST Telecommunications, Inc.(a)*.................................................. 8,900        3,894
Lightbridge, Inc.*................................................................ 7,400      176,675
MGC Communications, Inc.*......................................................... 5,800      347,638
Talk.com, Inc.*.................................................................. 24,400      141,825
                                                                                          -----------
                                                                                            1,161,185
                                                                                          -----------
TEXTILES, CLOTHING & FABRICS - 4.8%
Cutter & Buck, Inc.*.............................................................. 6,800       53,975
Kenneth Cole Productions, Inc.*................................................... 6,600      264,000
Quiksilver, Inc.*................................................................ 20,800      323,700
Shoe Carnival, Inc.*............................................................. 10,700       66,875
Tarrant Apparel Group*........................................................... 14,000      125,125
Timberland Co. (The)*............................................................ 10,400      736,450
Tropical Sportswear International Corp.*......................................... 14,000      245,000
Vans, Inc.*....................................................................... 9,900      144,788
                                                                                          -----------
                                                                                            1,959,913
                                                                                          -----------
-----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
-----------------------------------------------------------------------------------------------------

TRANSPORTATION - 0.8%
American Classic Voyages Co.*..................................................... 8,300  $   171,188
Railworks Corp.*.................................................................. 9,500       77,188
Wabtec Corp....................................................................... 7,969       82,678
                                                                                          -----------
                                                                                              331,054
                                                                                          -----------

Total Common Stocks (Cost $36,672,223)                                                     38,031,613
                                                                                          -----------

---------------------------------------------------------------
PAR                       SECURITY                     VALUE
AMOUNT                  DESCRIPTION                  (NOTE 1)
---------------------------------------------------------------

          SHORT-TERM INVESTMENTS - 7.7%
$257,002  American Express Centurion Bank, 6.65%,
            due 07/10/00(b).......................  $   257,002
 257,002  Bank of America, 6.67%, due
            03/22/01(b)...........................      257,002
 128,501  Royal Bank of Scotland, 6.85%,
            due 07/05/00(b).......................      128,501
 514,004  American Express Centurion Bank 7%,
            due 07/07/00(b).......................      514,004
 128,501  First Union National Bank, 6.9%,
            due 05/09/01(b).......................      128,501
 322,342  Fleet National Bank, 7.125%, due
            10/31/00(b)...........................      322,342
 257,002  Goldman Sachs, 6.64875%, 08/17/00(b)....      257,002
 257,002  Janus Money Market Fund(b)..............      257,002
 748,242  Merrimac Cash Fund-Premium Class(b).....      748,242
 257,002  BNP Paribas, 6.75%, due 07/05/00(b).....      257,002
                                                    -----------

          Total Short-Term Investments
          (Cost $3,126,600)                           3,126,600
                                                    -----------

TOTAL INVESTMENTS - 101.0%
(Cost $39,798,822)                                   41,158,213

Other Assets and Liabilities (net) -
(1.0%)                                                 (389,930)
                                                   -------------

TOTAL NET ASSETS - 100.0%                         $  40,768,283
                                                  =============

PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 (a)  Security is in Bankruptcy.

 (b) Represents investment of collateral received from securities lending transactions.

 ADR - American Depositary Receipt

 REIT - Real Estate Investment Trust

                       See notes to financial statements

Cova Series Trust
Lord Abbett Growth and Income Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

COMMON STOCKS - 93.8%
AEROSPACE & DEFENSE - 0.7%
Boeing Co........................................................................ 150,000  $  6,271,875
                                                                                           ------------
AUTOMOTIVE - 1.4%
General Motors Corp............................................................... 80,000     4,645,000
TRW Inc.......................................................................... 160,000     6,940,000
                                                                                           ------------
                                                                                             11,585,000
                                                                                           ------------
BANKING - 6.2%
Bank One Corp.................................................................... 280,000     7,437,500
Chase Manhattan Corp............................................................. 315,000    14,509,687
Fleet Boston Financial Corp...................................................... 460,000    15,640,000
Wells Fargo Co................................................................... 380,000    14,748,036
                                                                                           ------------
                                                                                             52,335,223
                                                                                           ------------
BEVERAGES, FOOD & TOBACCO - 1.3%
Archer-Daniels-Midland Co...................................................... 1,100,000    10,793,750
                                                                                           ------------
CHEMICALS - 2.9%
Dow Chemical Co.................................................................. 510,000    15,395,625
Rohm & Haas Co................................................................... 250,000     8,625,000
                                                                                           ------------
                                                                                             24,020,625
                                                                                           ------------
COMPUTER SOFTWARE & PROCESSING - 4.6%
Cadence Design Systems, Inc.*.................................................... 400,000     8,150,000
Computer Sciences Corp.*.......................................................... 80,000     5,975,000
First Data Corp.................................................................. 210,000    10,421,250
Oracle Corp.*.................................................................... 170,000    14,290,625
                                                                                           ------------
                                                                                             38,836,875
                                                                                           ------------
COMPUTERS & INFORMATION - 4.2%
Apple Computer, Inc.*............................................................ 160,000     8,380,000
Compaq Computer Corp............................................................. 380,000     9,713,750
International Business Machines Corp............................................. 100,000    10,956,250
Sun Microsystems, Inc.*........................................................... 70,000     6,365,625
                                                                                           ------------
                                                                                             35,415,625
                                                                                           ------------
COSMETICS & PERSONAL CARE - 0.7%
Avon Products, Inc............................................................... 140,000     6,230,000
                                                                                           ------------
ELECTRIC UTILITIES - 7.7%
Dominion Resources, Inc.......................................................... 420,000    18,007,500
Duke Energy Corp................................................................. 325,000    18,321,875
FirstEnergy Corp................................................................. 550,000    12,856,250
Reliant Energy, Inc.............................................................. 150,000     4,438,756
Unicom Corp...................................................................... 280,000    10,832,500
                                                                                           ------------
                                                                                             64,456,881
                                                                                           ------------
ELECTRONICS - 1.5%
General Motors Corp. - Class H*................................................... 11,881     1,042,558
Texas Instruments, Inc........................................................... 166,000    11,402,125
                                                                                           ------------
                                                                                             12,444,683
                                                                                           ------------
FINANCIAL SERVICES - 3.3%
Federal National Mortgage Association............................................ 270,000    14,090,625
Morgan Stanley Dean Witter & Co.................................................. 160,000    13,320,000
                                                                                           ------------
                                                                                             27,410,625
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

FOOD RETAILERS - 1.4%
Safeway, Inc.*................................................................... 260,000  $ 11,732,500
                                                                                           ------------
FOREST PRODUCTS & PAPER - 1.9%
Bowater, Inc..................................................................... 260,000    11,472,500
International Paper Co........................................................... 140,000     4,184,760
                                                                                           ------------
                                                                                             15,657,260
                                                                                           ------------
HEALTH CARE PROVIDERS - 1.4%
HCA-The Healthcare Corp.......................................................... 400,000    12,150,000
                                                                                           ------------
HEAVY MACHINERY - 1.8%
Deere & Co....................................................................... 412,700    15,273,117
                                                                                           ------------
HOUSEHOLD PRODUCTS - 1.2%
Black & Decker Corp.............................................................. 250,000     9,828,125
                                                                                           ------------
INDUSTRIAL - DIVERSIFIED - 4.6%
Honeywell International Inc...................................................... 400,000    13,475,000
Minnesota Mining & Manufacturing Co. (3M)........................................ 220,000    18,150,000
United Technologies Corp......................................................... 120,000     6,851,138
                                                                                           ------------
                                                                                             38,476,138
                                                                                           ------------
INSURANCE - 12.9%
Ace Ltd.......................................................................... 750,000    21,000,000
American General Corp............................................................ 330,000    20,130,000
Aon Corp......................................................................... 550,000    17,084,375
Cigna Corp....................................................................... 130,000    12,155,000
Jefferson-Pilot Corp............................................................. 250,000    14,109,375
St. Paul Co...................................................................... 250,000     8,531,250
UnitedHealth Group, Inc.......................................................... 175,000    15,006,250
                                                                                           ------------
                                                                                            108,016,250
                                                                                           ------------
MEDIA - BROADCASTING & PUBLISHING - 4.7%
Dow Jones & Co., Inc............................................................. 220,000    16,115,000
MediaOne Group, Inc.*............................................................ 130,000     8,620,788
Viacom Inc - Class B*............................................................ 220,000    15,001,250
                                                                                           ------------
                                                                                             39,737,038
                                                                                           ------------
MEDICAL SUPPLIES - 0.5%
Baxter International, Inc......................................................... 60,000     4,219,630
                                                                                           ------------
METALS - 2.5%
Alcoa, Inc....................................................................... 530,000    15,370,600
USX - U.S. Steel Group, Inc...................................................... 300,000     5,568,750
                                                                                           ------------
                                                                                             20,939,350
                                                                                           ------------
OIL & GAS - 14.4%
BP Amoco Plc (ADR)............................................................... 400,000    22,625,000
Coastal Corp..................................................................... 380,000    23,132,500
Exxon Mobil Corp................................................................. 300,000    23,550,000
Schlumberger Ltd................................................................. 250,000    18,656,250
Tosco Corp....................................................................... 300,000     8,493,750
Total S.A. (ADR)................................................................. 240,000    18,435,000
Transocean Sedco Forex, Inc...................................................... 110,000     5,878,125
                                                                                           ------------
                                                                                            120,770,625
                                                                                           ------------

                       See notes to financial statements

Cova Series Trust
Lord Abbett Growth and Income Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------
SECURITY                                                                                      VALUE
DESCRIPTION                                                                       SHARES     (NOTE 1)
-------------------------------------------------------------------------------------------------------

PHARMACEUTICALS - 4.3%
American Home Products Corp...................................................... 400,000  $ 23,500,000
Pharmacia Corp................................................................... 240,000    12,397,450
                                                                                           ------------
                                                                                             35,897,450
                                                                                           ------------
RETAILERS - 1.8%
Consolidated Stores Corp.*....................................................... 580,000     6,960,000
Federated Department Stores, Inc.*............................................... 240,000     8,100,000
                                                                                           ------------
                                                                                             15,060,000
                                                                                           ------------
TELEPHONE SYSTEMS - 5.3%
Alltel Corp...................................................................... 170,000    10,529,375
AT&T Corp......................................................................... 36,500     1,154,312
Bell Atlantic Corp............................................................... 250,000    12,703,125
SBC Communications Corp.......................................................... 200,000     8,650,000
WorldCom, Inc*................................................................... 250,000    11,468,750
                                                                                           ------------
                                                                                             44,505,562
                                                                                           ------------
TRANSPORTATION - 0.6%
United Parcel Service, Inc. - Class B............................................. 85,000     5,015,000
                                                                                           ------------

Total Common Stocks (Cost $749,779,079)                                                     787,079,207
                                                                                           ------------

CONVERTIBLE PREFERRED STOCKS - 2.5%
BEVERAGES, FOOD & TOBACCO - 1.3%
Seagram Co. Ltd.......................... 200,000    10,750,000
                                                   ------------
ELECTRIC UTILITIES - 1.2%
Houston Industries, Inc................... 80,000     9,950,000
                                                   ------------

Total Convertible Preferred Stocks (Cost
  $17,843,874)                                       20,700,000
                                                   ------------

--------------------------------------------------------------------
PAR                           SECURITY                     VALUE
AMOUNT                      DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------

              SHORT-TERM INVESTMENTS - 5.4%
$  3,739,678  American Express Centurion Bank, 6.65%,
                due 07/10/00(a).......................  $  3,739,678
   4,189,690  Bank of America, 6.67%,
                due 03/22/01(a).......................     4,189,690
   1,869,838  Royal Bank of Scotland, 6.85%,
                due 07/05/00(a).......................     1,869,838
   7,479,349  American Express Centurion Bank, 7%,
                due 07/07/00(a).......................     7,479,349
   1,869,837  First Union National Bank, 6.9%,
                due 05/09/01(a).......................     1,869,837
   3,640,413  Fleet National Bank, 7.125%,
                due 10/31/00(a).......................     3,640,413
   3,739,676  Goldman Sachs, 6.64875%,
                due 08/17/00(a).......................     3,739,676
   3,739,675  Janus Money Market Fund(a)..............     3,739,675
  11,487,783  Merrimac Cash Fund-Premium Class(a).....    11,487,783
   3,739,676  BNP Paribas, 6.75%, due 07/05/00 (a)....     3,739,676
                                                        ------------

              Total Short-Term Investments
              (Cost $45,495,615)                          45,495,615
                                                        ------------

TOTAL INVESTMENTS - 101.7%
(Cost $813,118,568)                                      853,274,822

Other Assets and Liabilities (net) -
(1.7%)                                                   (13,862,664)
                                                       -------------

TOTAL NET ASSETS - 100.0%                              $ 839,412,158
                                                       =============

PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 (a) Represents investment of collateral received from securities lending transactions.

 ADR - American Depositary Receipt

                       See notes to financial statements

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

COMMON STOCKS - 58.4%
AEROSPACE & DEFENSE - 0.6%
General Dynamics Corp.............................................................. 1,200  $  62,700
                                                                                           ---------
BANKING - 1.9%
Chase Manhattan Corp............................................................... 2,070     95,349
First Union Corp................................................................... 3,880     96,273
                                                                                           ---------
                                                                                             191,622
                                                                                           ---------
BEVERAGES, FOOD & TOBACCO - 3.9%
HJ Heinz Co........................................................................ 3,400    148,750
Ralston-Ralston Purina Group....................................................... 4,200     83,737
Sysco Corp......................................................................... 3,625    152,703
                                                                                           ---------
                                                                                             385,190
                                                                                           ---------
BUILDING MATERIALS - 1.8%
Martin Marietta Materials, Inc..................................................... 1,400     56,612
Masco Corp......................................................................... 6,815    123,096
                                                                                           ---------
                                                                                             179,708
                                                                                           ---------
CHEMICALS - 2.8%
Millipore Corp..................................................................... 2,760    208,035
Solutia, Inc....................................................................... 4,990     68,612
                                                                                           ---------
                                                                                             276,647
                                                                                           ---------
COMMUNICATIONS - 1.6%
Nokia Corp. (ADR).................................................................... 800     39,950
Nortel Networks Corp............................................................... 1,800    122,850
                                                                                           ---------
                                                                                             162,800
                                                                                           ---------
COMPUTER SOFTWARE & PROCESSING - 5.1%
BMC Software, Inc.*................................................................ 2,700     98,508
Cisco Systems, Inc.*............................................................... 2,400    152,550
First Data Corp.................................................................... 2,390    118,604
Microsoft Corp.*................................................................... 1,685    134,800
                                                                                           ---------
                                                                                             504,462
                                                                                           ---------
COMPUTERS & INFORMATION - 2.8%
Compaq Computer Corp............................................................... 2,210     56,493
Dell Computer Corp.*............................................................... 1,350     66,572
Electronic Data Systems Corp......................................................... 800     33,000
Hewlett-Packard Co................................................................... 950    118,631
                                                                                           ---------
                                                                                             274,696
                                                                                           ---------
CONTAINERS & PACKAGING - 1.8%
Avery-Dennison Corp................................................................ 1,810    121,496
Crown Cork & Seal, Inc............................................................. 3,480     52,200
                                                                                           ---------
                                                                                             173,696
                                                                                           ---------
COSMETICS & PERSONAL CARE - 1.2%
Estee Lauder Co.................................................................... 1,230     60,808
Gillette Co........................................................................ 1,640     57,297
                                                                                           ---------
                                                                                             118,105
                                                                                           ---------
ELECTRIC SERVICES - 0.7%
AES Corp.*......................................................................... 1,600     73,000
                                                                                           ---------
----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES - 1.3%
Cinergy Corp....................................................................... 2,460  $  62,576
Duke Energy Corp................................................................... 1,110     62,576
                                                                                           ---------
                                                                                             125,152
                                                                                           ---------
ELECTRICAL EQUIPMENT - 1.2%
General Electric Co................................................................ 2,325    123,225
                                                                                           ---------
ELECTRONICS - 4.4%
Adaptec, Inc.*..................................................................... 2,520     57,330
Altera Corp.*........................................................................ 810     82,569
Applied Materials, Inc.*............................................................. 530     48,031
Intel Corp........................................................................... 775    103,608
KLA-Tencor Corp.*.................................................................. 1,260     73,789
Maxim Integrated Products, Inc.*..................................................... 940     63,861
                                                                                           ---------
                                                                                             429,188
                                                                                           ---------
ENTERTAINMENT & LEISURE - 0.6%
Carnival Corp...................................................................... 2,800     54,600
                                                                                           ---------
FINANCIAL SERVICES - 4.2%
Heller Financial, Inc.............................................................. 2,895     59,348
MBNA Corp.......................................................................... 5,490    148,916
Morgan Stanley Dean Witter & Co...................................................... 900     74,925
SLM Holding Corp................................................................... 3,563    133,390
                                                                                           ---------
                                                                                             416,579
                                                                                           ---------
FOREST PRODUCTS & PAPER - 0.9%
Mead Corp.......................................................................... 3,430     86,608
                                                                                           ---------
HEAVY MACHINERY - 0.6%
Illinois Tool Works, Inc........................................................... 1,060     60,420
                                                                                           ---------
HOUSEHOLD PRODUCTS - 0.9%
Energizer Holdings, Inc.*.......................................................... 3,200     58,400
Procter & Gamble Co.................................................................. 600     34,350
                                                                                           ---------
                                                                                              92,750
                                                                                           ---------
MEDIA - BROADCASTING & PUBLISHING - 0.5%
Time Warner, Inc..................................................................... 670     50,920
                                                                                           ---------
MEDICAL SUPPLIES - 2.4%
Agilent Technologies, Inc.*.......................................................... 362     26,698
Baxter International, Inc.......................................................... 1,980    139,219
C.R. Bard, Inc..................................................................... 1,440     69,300
                                                                                           ---------
                                                                                             235,217
                                                                                           ---------
METALS - 1.1%
Alcoa, Inc......................................................................... 3,600    104,400
                                                                                           ---------
OIL & GAS - 3.4%
Murphy Oil Corp.................................................................... 1,060     63,004
Ocean Energy, Inc.*................................................................ 6,505     92,290
Transocean Sedco Forex, Inc........................................................ 1,100     58,781
USX - Marathon Group............................................................... 4,940    123,809
                                                                                           ---------
                                                                                             337,884
                                                                                           ---------
PHARMACEUTICALS - 5.7%
Bristol-Myers Squibb Co............................................................ 1,945    113,296
Eli Lilly & Co..................................................................... 1,880    187,765

                       See notes to financial statements

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

PHARMACEUTICALS - CONTINUED
Merck & Co., Inc................................................................... 1,550  $ 118,769
Schering-Plough Corp............................................................... 2,725    137,613
                                                                                           ---------
                                                                                             557,443
                                                                                           ---------
RESTAURANTS - 0.6%
Tricon Global Restaurants, Inc.*................................................... 2,140     60,455
                                                                                           ---------
RETAILERS - 3.2%
Consolidated Stores Corp.*......................................................... 3,573     42,876
Lowes Co., Inc..................................................................... 2,400     98,550
----------------------------------------------------------------------------------------------------
SECURITY                                                                                     VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

RETAILERS - CONTINUED
Office Depot, Inc.*................................................................ 8,395  $  52,469
Wal-Mart Stores, Inc............................................................... 2,090    120,436
                                                                                           ---------
                                                                                             314,331
                                                                                           ---------
TELEPHONE SYSTEMS - 3.2%
GTE Corp........................................................................... 1,700    105,825
SBC Communications Corp............................................................ 2,400    103,800
WorldCom, Inc*..................................................................... 2,250    103,219
                                                                                           ---------
                                                                                             312,844
                                                                                           ---------
Total Common Stocks (Cost $5,521,066)                                                      5,764,642
                                                                                           ---------

-------------------------------------------------------------------------
PAR       SECURITY                                               VALUE
AMOUNT    DESCRIPTION                     COUPON    MATURITY    (NOTE 1)
-------------------------------------------------------------------------

          CORPORATE DEBT - 12.2%
          BANKING - 2.0%
$200,000  Norwest Financial.............   6.625%  07/15/2004  $  195,052
                                                               ----------
          CHEMICALS - 1.6%
 150,000  Du Pont (E.I.) de Nemours and
            Co..........................   8.250%  09/15/2006     157,426
                                                               ----------
          ENTERTAINMENT & LEISURE - 1.4%
 150,000  Walt Disney Co. (The).........   5.250%  11/10/2003     141,857
                                                               ----------
          FINANCIAL SERVICES - 5.8%
 150,000  Associates Corp. of North
            America.....................   5.800%  04/20/2004     140,693
 150,000  General Motors Acceptance
            Corp........................   6.850%  06/17/2004     146,798
 150,000  Household Finance Corp........   6.000%  05/01/2004     141,475
 150,000  Merrill Lynch & Co., Inc......   6.550%  08/01/2004     145,317
                                                               ----------
                                                                  574,283
                                                               ----------
          RETAILERS - 1.4%
 150,000  J.C. Penney Co., Inc..........   7.600%  04/01/2007     132,913
                                                               ----------
          Total Corporate Debt (Cost
            $1,289,481)                                         1,201,531
                                                               ----------
          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.7%
          U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 7.0%
  30,252  Federal Home Loan Mortgage
            Corp........................   6.500%  01/01/2012      29,194
  29,373  Federal National Mortgage
            Association.................   6.000%  03/01/2011      27,796
 414,641  Federal National Mortgage
            Association.................   6.000%  11/01/2013     392,370
  71,429  Federal National Mortgage
            Association.................   7.000%  02/01/2016      69,781
 113,296  Government National Mortgage
            Association.................   6.000%  01/15/2011     107,777
  31,269  Government National Mortgage
            Association.................   6.500%  03/15/2024      29,683
  32,482  Government National Mortgage
            Association.................   7.000%  07/20/2027      31,419
                                                               ----------
                                                                  688,020
                                                               ----------

                       See notes to financial statements

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------
PAR       SECURITY                                               VALUE
AMOUNT    DESCRIPTION                     COUPON    MATURITY    (NOTE 1)
-------------------------------------------------------------------------

          U.S. TREASURY SECURITIES - 12.7%
$150,000  U.S. Treasury Note............   6.375%  08/15/2002  $  149,813
 300,000  U.S. Treasury Note............   7.250%  05/15/2004     309,375
 300,000  U.S. Treasury Note............   6.625%  05/15/2007     306,281
 150,000  U.S. Treasury Note............   6.125%  08/15/2007     149,156
 150,000  U.S. Treasury Note............   5.625%  05/15/2008     144,703
 200,000  U.S. Treasury Note............   6.000%  08/15/2009     198,438
                                                               ----------
                                                                1,257,766
                                                               ----------

          Total U.S. Government and
            Agency Obligations (Cost
            $2,009,708)                                         1,945,786
                                                               ----------

            TOTAL INVESTMENTS - 90.3%
            (Cost $8,820,254)                                   8,911,959

            Other Assets and Liabilities (net) -
            9.7%                                                  952,172
                                                            -------------

            TOTAL NET ASSETS - 100.0%                       $   9,864,131
                                                            =============

           PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 ADR - American Depositary Receipt

                       See notes to financial statements

Cova Series Trust
Equity Income Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------
SECURITY                                                                                    VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

COMMON STOCKS - 92.8%
AEROSPACE & DEFENSE - 1.9%
General Dynamics Corp............................................................. 1,200  $   62,700
Raytheon Co....................................................................... 3,400      66,087
                                                                                          ----------
                                                                                             128,787
                                                                                          ----------
BANKING - 10.8%
Chase Manhattan Corp.............................................................. 2,850     131,278
Comerica, Inc..................................................................... 2,800     125,650
First Union Corp.................................................................. 4,000      99,250
Mellon Financial Corp............................................................. 3,700     134,819
National City Corp................................................................ 4,600      78,487
PNC Bank Corp..................................................................... 1,800      84,375
Union Planters Corp............................................................... 3,400      94,987
                                                                                          ----------
                                                                                             748,846
                                                                                          ----------
BEVERAGES, FOOD & TOBACCO - 5.8%
HJ Heinz Co....................................................................... 3,500     153,125
Ralston-Ralston Purina Group...................................................... 4,500      89,719
Sara Lee Corp..................................................................... 4,600      88,837
Sysco Corp........................................................................ 1,700      71,613
                                                                                          ----------
                                                                                             403,294
                                                                                          ----------
BUILDING MATERIALS - 3.7%
Martin Marietta Materials, Inc.................................................... 1,600      64,700
Masco Corp........................................................................ 6,500     117,406
Sherwin Williams Co............................................................... 3,500      74,156
                                                                                          ----------
                                                                                             256,262
                                                                                          ----------
CHEMICALS - 1.0%
Solutia, Inc...................................................................... 5,000      68,750
                                                                                          ----------
COMPUTER SOFTWARE & PROCESSING - 4.9%
BMC Software, Inc.*............................................................... 1,600      58,375
First Data Corp................................................................... 3,000     148,875
Sungard Data Systems, Inc.*....................................................... 4,200     130,200
                                                                                          ----------
                                                                                             337,450
                                                                                          ----------
COMPUTERS & INFORMATION - 3.7%
Hewlett-Packard Co................................................................ 1,000     124,875
International Business Machines Corp.............................................. 1,200     131,475
                                                                                          ----------
                                                                                             256,350
                                                                                          ----------
CONTAINERS & PACKAGING - 1.4%
Crown Cork & Seal, Inc............................................................ 6,700     100,500
                                                                                          ----------
COSMETICS & PERSONAL CARE - 1.0%
Gillette Co....................................................................... 1,900      66,381
                                                                                          ----------
ELECTRIC UTILITIES - 6.1%
Cinergy Corp...................................................................... 3,400      86,488
Constellation Energy Group, Inc................................................... 3,200     104,200
Duke Energy Corp.................................................................. 2,600     146,575
New Century Energies, Inc......................................................... 2,800      84,000
                                                                                          ----------
                                                                                             421,263
                                                                                          ----------
ELECTRONICS - 2.1%
Intel Corp........................................................................ 1,100     147,056
                                                                                          ----------
----------------------------------------------------------------------------------------------------
SECURITY                                                                                    VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

FINANCIAL SERVICES - 8.5%
Citigroup, Inc.................................................................... 2,300  $  138,575
Federal National Mortgage Association............................................. 2,000     104,375
Heller Financial, Inc............................................................. 4,000      82,000
MBNA Corp......................................................................... 4,600     124,775
SLM Holding Corp.................................................................. 3,800     142,262
                                                                                          ----------
                                                                                             591,987
                                                                                          ----------
FOREST PRODUCTS & PAPER - 2.5%
Mead Corp......................................................................... 3,000      75,750
Temple Inland, Inc................................................................ 2,300      96,600
                                                                                          ----------
                                                                                             172,350
                                                                                          ----------
HEALTH CARE PROVIDERS - 1.0%
HCA-The Healthcare Corp........................................................... 2,400      72,900
                                                                                          ----------
HEAVY MACHINERY - 1.0%
Illinois Tool Works, Inc.......................................................... 1,200      68,400
                                                                                          ----------
HOUSEHOLD PRODUCTS - 0.9%
Energizer Holdings, Inc.*......................................................... 3,600      65,700
                                                                                          ----------
MEDICAL SUPPLIES - 5.6%
Agilent Technologies, Inc.*......................................................... 381      28,099
Baxter International, Inc......................................................... 2,200     154,688
Becton Dickinson & Co............................................................. 2,400      68,850
C.R. Bard, Inc.................................................................... 2,800     134,750
                                                                                          ----------
                                                                                             386,387
                                                                                          ----------
METALS - 3.1%
Alcoa, Inc........................................................................ 4,400     127,600
USX - U.S. Steel Group, Inc....................................................... 4,700      87,244
                                                                                          ----------
                                                                                             214,844
                                                                                          ----------
OIL & GAS - 9.8%
Conoco Inc........................................................................ 5,700     125,400
Murphy Oil Corp................................................................... 1,400      83,213
National Fuel Gas Co.............................................................. 2,600     126,750
Ocean Energy, Inc.*............................................................... 5,900      83,706
Phillips Petroleum Co............................................................. 2,700     136,856
USX - Marathon Group.............................................................. 4,800     120,300
                                                                                          ----------
                                                                                             676,225
                                                                                          ----------
PHARMACEUTICALS - 4.0%
Merck & Co., Inc.................................................................. 1,700     130,263
Pharmacia Corp.................................................................... 2,856     147,620
                                                                                          ----------
                                                                                             277,883
                                                                                          ----------
REAL ESTATE - 3.4%
Archstone Communities Trust (REIT)................................................ 6,000     126,375
Prentiss Properties Trust (REIT).................................................. 4,500     108,000
                                                                                          ----------
                                                                                             234,375
                                                                                          ----------
RETAILERS - 5.5%
Consolidated Stores Corp.*........................................................ 3,800      45,600
Dillard's, Inc.................................................................... 6,200      75,950
Lowes Co., Inc.................................................................... 3,000     123,188

                       See notes to financial statements

Cova Series Trust
Equity Income Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------
SECURITY                                                                                    VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

RETAILERS - CONTINUED
May Department Stores Co. (The)................................................... 4,100  $   98,400
Office Depot, Inc.*............................................................... 5,800      36,250
                                                                                          ----------
                                                                                             379,388
                                                                                          ----------
TELEPHONE SYSTEMS - 5.1%
GTE Corp.......................................................................... 2,300     143,175
SBC Communications Corp........................................................... 3,000     129,750
WorldCom, Inc*.................................................................... 1,800      82,575
                                                                                          ----------
                                                                                             355,500
                                                                                          ----------

TOTAL INVESTMENTS - 92.8%
(Cost $6,914,688)                                                                          6,430,878

Other Assets and Liabilities (net) -
7.2%                                                                                         496,809
                                                                                       -------------

TOTAL NET ASSETS - 100.0%                                                              $   6,927,687
                                                                                       =============

PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 REIT - Real Estate Investment Trust

                       See notes to financial statements

Cova Series Trust
Growth & Income Equity Portfolio
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------
SECURITY                                                                                    VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

COMMON STOCKS - 95.7%
AEROSPACE & DEFENSE - 1.0%
General Dynamics Corp............................................................. 3,200  $  167,200
                                                                                          ----------
BANKING - 3.0%
Chase Manhattan Corp.............................................................. 6,045     278,448
First Union Corp.................................................................. 8,350     207,184
                                                                                          ----------
                                                                                             485,632
                                                                                          ----------
BEVERAGES, FOOD & TOBACCO - 4.7%
HJ Heinz Co....................................................................... 9,000     393,750
Ralston-Ralston Purina Group..................................................... 11,000     219,312
Sysco Corp........................................................................ 3,760     158,390
                                                                                          ----------
                                                                                             771,452
                                                                                          ----------
BUILDING MATERIALS - 3.2%
Martin Marietta Materials, Inc.................................................... 3,800     153,662
Masco Corp....................................................................... 15,600     281,775
                                                                                          ----------
                                                                                             435,437
                                                                                          ----------
CHEMICALS - 2.7%
Millipore Corp.................................................................... 5,000     376,875
Solutia, Inc...................................................................... 4,650      63,937
                                                                                          ----------
                                                                                             440,812
                                                                                          ----------
COMMUNICATIONS - 2.8%
Nokia Corp. (ADR)................................................................. 2,720     135,830
Nortel Networks Corp.............................................................. 4,800     327,600
                                                                                          ----------
                                                                                             463,430
                                                                                          ----------
COMPUTER SOFTWARE & PROCESSING - 8.5%
BMC Software, Inc.*............................................................... 7,800     284,578
Cisco Systems, Inc.*.............................................................. 6,500     413,156
First Data Corp................................................................... 6,355     315,367
Microsoft Corp.*.................................................................. 4,800     384,000
                                                                                          ----------
                                                                                           1,397,101
                                                                                          ----------
COMPUTERS & INFORMATION - 4.7%
Compaq Computer Corp.............................................................. 5,900     150,819
Dell Computer Corp.*.............................................................. 4,500     221,906
Electronic Data Systems Corp...................................................... 2,200      90,750
Hewlett-Packard Co................................................................ 2,400     299,700
                                                                                          ----------
                                                                                             763,175
                                                                                          ----------
CONTAINERS & PACKAGING - 2.9%
Avery-Dennison Corp............................................................... 4,800     322,200
Crown Cork & Seal, Inc........................................................... 10,225     153,375
                                                                                          ----------
                                                                                             475,575
                                                                                          ----------
COSMETICS & PERSONAL CARE - 1.9%
Estee Lauder Co................................................................... 3,300     163,144
Gillette Co....................................................................... 4,000     139,750
                                                                                          ----------
                                                                                             302,894
                                                                                          ----------
ELECTRIC SERVICES - 2.2%
AES Corp.*........................................................................ 7,800     355,875
                                                                                          ----------
----------------------------------------------------------------------------------------------------
SECURITY                                                                                    VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES - 1.3%
Cinergy Corp...................................................................... 2,378  $   60,490
Duke Energy Corp.................................................................. 2,700     152,212
                                                                                          ----------
                                                                                             212,702
                                                                                          ----------
ELECTRICAL EQUIPMENT - 3.4%
General Electric Co............................................................... 7,725     409,425
                                                                                          ----------
ELECTRONICS - 9.5%
Adaptec, Inc.*.................................................................... 6,580     149,695
Altera Corp.*..................................................................... 2,500     254,844
Applied Materials, Inc.*.......................................................... 3,700     335,312
Intel Corp........................................................................ 2,800     374,325
KLA-Tencor Corp.*................................................................. 4,000     234,250
Maxim Integrated Products, Inc.*.................................................. 3,200     217,400
                                                                                          ----------
                                                                                           1,565,826
                                                                                          ----------
ENTERTAINMENT & LEISURE - 0.7%
Carnival Corp..................................................................... 6,000     117,000
                                                                                          ----------
FINANCIAL SERVICES - 6.5%
Heller Financial, Inc............................................................. 8,200     168,100
MBNA Corp........................................................................ 14,700     398,737
Morgan Stanley Dean Witter & Co................................................... 1,800     149,850
SLM Holding Corp.................................................................. 9,435     353,223
                                                                                          ----------
                                                                                           1,069,910
                                                                                          ----------
FOREST PRODUCTS & PAPER - 2.4%
Mead Corp......................................................................... 9,775     246,819
                                                                                          ----------
HEAVY MACHINERY - 0.9%
Illinois Tool Works, Inc.......................................................... 2,650     151,050
                                                                                          ----------
HOUSEHOLD PRODUCTS - 0.6%
Energizer Holdings, Inc.*......................................................... 8,466     154,505
Procter & Gamble Co............................................................... 1,600      91,600
                                                                                          ----------
                                                                                             246,105
                                                                                          ----------
MEDIA - BROADCASTING & PUBLISHING - 1.0%
Time Warner, Inc.................................................................. 2,100     159,600
                                                                                          ----------
MEDICAL SUPPLIES - 4.7%
Agilent Technologies, Inc.*......................................................... 915      67,481
Baxter International, Inc......................................................... 5,200     365,625
Becton Dickinson & Co............................................................. 5,640     161,798
C.R. Bard, Inc.................................................................... 3,720     179,025
                                                                                          ----------
                                                                                             773,929
                                                                                          ----------
METALS - 1.6%
Alcoa, Inc........................................................................ 9,200     266,800
                                                                                          ----------
OIL & GAS - 5.9%
Murphy Oil Corp................................................................... 2,750     163,453
Ocean Energy, Inc.*.............................................................. 11,000     156,063
Transocean Sedco Forex, Inc....................................................... 2,900     154,969
USX - Marathon Group............................................................. 13,080     327,818
Williams Companies, Inc........................................................... 3,800     158,413
                                                                                          ----------
                                                                                             960,716
                                                                                          ----------

                       See notes to financial statements

Cova Series Trust
Growth & Income Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2000 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------
SECURITY                                                                                    VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

PHARMACEUTICALS - 9.8%
Allergan Specialty Therapeutics, Inc.*................................................ 1  $        9
Bristol-Myers Squibb Co........................................................... 5,100     297,075
Eli Lilly & Co.................................................................... 5,180     517,353
Merck & Co., Inc.................................................................. 4,840     370,865
Schering-Plough Corp.............................................................. 8,510     429,755
                                                                                          ----------
                                                                                           1,615,057
                                                                                          ----------
RESTAURANTS - 0.9%
Tricon Global Restaurants, Inc.*.................................................. 5,423     153,200
                                                                                          ----------
RETAILERS - 4.1%
Consolidated Stores Corp.*....................................................... 11,881     142,572
Lowes Co., Inc.................................................................... 6,100     250,481
Office Depot, Inc.*.............................................................. 24,950     155,938
Wal-Mart Stores, Inc.............................................................. 6,360     366,495
                                                                                          ----------
                                                                                             915,486
                                                                                          ----------
TELEPHONE SYSTEMS - 4.8%
GTE Corp.......................................................................... 3,960  $  246,510
----------------------------------------------------------------------------------------------------
SECURITY                                                                                    VALUE
DESCRIPTION                                                                       SHARES   (NOTE 1)
----------------------------------------------------------------------------------------------------

TELEPHONE SYSTEMS - CONTINUED
SBC Communications Corp........................................................... 6,000     259,500
WorldCom, Inc*.................................................................... 6,000     275,250
                                                                                          ----------
                                                                                             781,260
                                                                                          ----------

TOTAL INVESTMENTS - 95.7%
(Cost $14,388,046)                                                                        15,703,468

Other Assets and Liabilities (net) -
4.3%                                                                                         708,166
                                                                                       -------------

TOTAL NET ASSETS - 100.0%                                                              $  16,411,634
                                                                                       =============

PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 ADR - American Depositary Receipt

                       See notes to financial statements

COVA SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                      Small Cap Stock     Quality Bond     Select Equity
                                         Portfolio         Portfolio         Portfolio
                                      ----------------  ----------------  ----------------
ASSETS
    Investments, at value (Note 1)*    $  122,131,605    $   96,188,543    $  252,470,840
    Cash                                    8,520,408         7,714,291         5,235,755
    Cash denominated in foreign
        currencies**                               --             3,690                --
    Receivable for investments sold         1,052,218            20,919         1,671,208
    Receivable for Trust shares sold               --                --                --
    Dividends receivable                       93,419                --           229,385
    Interest receivable                        40,430         1,055,487           118,179
    Net variation margin on
        financial futures contracts
        (Note 4)                                   --                --                --
    Unrealized appreciation on
        forward currency contracts
        (Note 5)                                   --                --                --
                                       --------------    --------------    --------------
        Total assets                      131,838,080       104,982,930       259,725,367
                                       --------------    --------------    --------------
LIABILITIES
    Payables for:
        Investments purchased               2,220,548                --         1,130,762
        Delayed delivery investments               --         6,362,249                --
        Trust shares redeemed                  70,078           100,484            77,987
        Net variation margin on
            financial futures
            contracts (Note 4)                     --             8,156                --
        Unrealized depreciation on
            forward currency
            contracts (Note 5)                     --                --                --
        Securities on loan (Note 1)        16,242,249         7,081,663        12,385,500
        Investment advisory fee
            payable (Note 2)                   75,294            29,096           135,691
    Accrued expenses                           40,767            30,628           143,541
                                       --------------    --------------    --------------
        Total liabilities                  18,648,936        13,612,276        13,873,481
                                       --------------    --------------    --------------
NET ASSETS                             $  113,189,144    $   91,370,654    $  245,851,886
                                       ==============    ==============    ==============
NET ASSETS REPRESENTED BY:
    Paid in surplus                    $   83,158,583    $   94,300,584    $  227,876,088
    Accumulated net realized gain
        (loss)                             14,854,265        (5,227,395)        6,205,625
    Unrealized appreciation
        (depreciation) on
        investments, futures
        contracts and foreign
        currency                           15,173,362          (665,840)       11,220,931
    Undistributed net investment
        income                                  2,934         2,963,305           549,242
                                       --------------    --------------    --------------
        Total                          $  113,189,144    $   91,370,654    $  245,851,886
                                       ==============    ==============    ==============
Capital shares outstanding                  6,777,725         8,779,470        16,592,820
                                       ==============    ==============    ==============
NET ASSET VALUE AND OFFERING PRICE
    PER SHARE                                 $16.700           $10.407           $14.817
                                       ==============    ==============    ==============
------------------------------------------------------------------------------------------
*   Investments at cost                $  106,958,243    $   96,730,082    $  241,249,909
**  Cost of cash denominated in
    foreign currencies                             --             1,430                --

                       See notes to financial statements

                                                                                                    Mid-Cap
                                      Large Cap Stock   International Equity   Bond Debenture        Value
                                         Portfolio           Portfolio           Portfolio         Portfolio
                                      ----------------  --------------------  ----------------  ----------------
ASSETS
    Investments, at value (Note 1)*    $  283,832,558      $  146,833,876      $  165,974,600    $   37,708,022
    Cash                                    5,687,979              78,098           5,576,599         3,417,122
    Cash denominated in foreign
        currencies**                               --           2,192,675                  --                --
    Receivable for investments sold           242,051             968,279           1,927,965            66,998
    Receivable for Trust shares sold               --                  --                  --             8,731
    Dividends receivable                      292,077             272,399               5,234            33,622
    Interest receivable                        28,772              77,651           2,655,773            15,993
    Net variation margin on
        financial futures contracts
        (Note 4)                               42,925              40,241                  --                --
    Unrealized appreciation on
        forward currency contracts
        (Note 5)                                   --             909,931                  --                --
                                       --------------      --------------      --------------    --------------
        Total assets                      290,126,362         151,373,150         176,140,171        41,250,488
                                       --------------      --------------      --------------    --------------
LIABILITIES
    Payables for:
        Investments purchased                 240,872           1,091,377           2,183,125         1,911,362
        Delayed delivery investments          157,141                  --                  --                --
        Trust shares redeemed                 146,995              29,889              76,534                --
        Net variation margin on
            financial futures
            contracts (Note 4)                     --                  --                  --                --
        Unrealized depreciation on
            forward currency
            contracts (Note 5)                     --             886,162                  --                --
        Securities on loan (Note 1)        13,099,200          11,422,790           8,583,656           241,320
        Investment advisory fee
            payable (Note 2)                  147,617              88,747              90,240            32,299
    Accrued expenses                           47,247             129,288              41,082            22,454
                                       --------------      --------------      --------------    --------------
        Total liabilities                  13,839,072          13,648,253          10,974,637         2,207,435
                                       --------------      --------------      --------------    --------------
NET ASSETS                             $  276,287,290      $  137,724,897      $  165,165,534    $   39,043,053
                                       ==============      ==============      ==============    ==============
NET ASSETS REPRESENTED BY:
    Paid in surplus                    $  254,900,513      $  113,506,867      $  168,748,274    $   32,189,359
    Accumulated net realized gain
        (loss)                               (945,374)         13,124,814          (1,595,520)        3,672,127
    Unrealized appreciation
        (depreciation) on
        investments, futures
        contracts and foreign
        currency                           21,383,788          10,654,224          (8,617,025)        3,083,787
    Undistributed net investment
        income                                948,363             438,992           6,629,805            97,780
                                       --------------      --------------      --------------    --------------
        Total                          $  276,287,290      $  137,724,897      $  165,165,534    $   39,043,053
                                       ==============      ==============      ==============    ==============
Capital shares outstanding                 14,899,044           9,478,465          13,974,772         2,996,199
                                       ==============      ==============      ==============    ==============
NET ASSET VALUE AND OFFERING PRICE
    PER SHARE                                 $18.544             $14.530             $11.819           $13.031
                                       ==============      ==============      ==============    ==============
----------------------------------------------------------------------------------------------------------------
*   Investments at cost                $  262,362,102      $  136,128,338      $  174,591,625    $   34,624,235
**  Cost of cash denominated in
    foreign currencies                             --           2,183,379                  --                --

                       See notes to financial statements

COVA SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                              Large Cap         Developing         Lord Abbett
                                              Research            Growth        Growth and Income
                                              Portfolio          Portfolio          Portfolio
                                          -----------------  -----------------  -----------------
ASSETS
    Investments, at value (Note 1)*        $    41,637,806    $    41,158,213    $   853,274,822
    Cash                                         2,535,227          2,633,101         32,167,074
    Receivable for investments sold                     --              9,962          6,569,863
    Receivable for Trust shares sold                    --            131,073                 --
    Dividends receivable                            66,000              1,340          1,498,959
    Interest receivable                             29,156             27,701            508,157
    Receivable from investment adviser
        (Note 2)                                        --                 --                 --
                                           ---------------    ---------------    ---------------
        Total assets                            44,268,189         43,961,390        894,018,875
                                           ---------------    ---------------    ---------------
LIABILITIES
    Payables for:
        Investments purchased                           --              3,718          8,175,518
        Trust shares redeemed                       26,242                 --                 --
        Securities on loan (Note 1)              3,978,336          3,126,600         45,495,615
        Investment advisory fee payable
            (Note 2)                                33,224             28,533            463,363
    Accrued expenses                                34,776             34,256            472,221
                                           ---------------    ---------------    ---------------
        Total liabilities                        4,072,578          3,193,107         54,606,717
                                           ---------------    ---------------    ---------------
NET ASSETS                                 $    40,195,611    $    40,768,283    $   839,412,158
                                           ===============    ===============    ===============
NET ASSETS REPRESENTED BY:
    Paid in surplus                        $    38,196,019    $    39,471,113    $   791,592,156
    Accumulated net realized gain                1,308,037             71,299          1,647,638
    Unrealized appreciation
        (depreciation) on investments,
        futures contracts and foreign
        currency                                   558,266          1,359,391         40,156,254
    Undistributed (distributions in
        excess of) net investment income           133,289           (133,520)         6,016,110
                                           ---------------    ---------------    ---------------
        Total                              $    40,195,611    $    40,768,283    $   839,412,158
                                           ===============    ===============    ===============
Capital shares outstanding                       3,096,268          3,278,079         36,688,348
                                           ===============    ===============    ===============
NET ASSET VALUE AND OFFERING PRICE PER
    SHARE                                          $12.982            $12.437            $22.880
                                           ===============    ===============    ===============
-------------------------------------------------------------------------------------------------
*   Investments at cost                    $    41,079,540    $    39,798,822    $   813,118,568

                       See notes to financial statements

                                                                                 Growth & Income
                                              Balanced         Equity Income         Equity
                                              Portfolio          Portfolio          Portfolio
                                          -----------------  -----------------  -----------------
ASSETS
    Investments, at value (Note 1)*        $     8,911,959    $     6,430,878    $    15,703,468
    Cash                                           908,148            474,926            717,686
    Receivable for investments sold                     --             15,063                 --
    Receivable for Trust shares sold                    --                 --                 --
    Dividends receivable                             4,566             11,618             11,980
    Interest receivable                             58,012              8,033              8,602
    Receivable from investment adviser
        (Note 2)                                        --                746                 --
                                           ---------------    ---------------    ---------------
        Total assets                             9,882,685          6,941,264         16,441,736
                                           ---------------    ---------------    ---------------
LIABILITIES
    Payables for:
        Investments purchased                           --                 --                 --
        Trust shares redeemed                        1,751              2,297              5,997
        Securities on loan (Note 1)                     --                 --                 --
        Investment advisory fee payable
            (Note 2)                                 8,086                 --             13,412
    Accrued expenses                                 8,717             11,280             10,693
                                           ---------------    ---------------    ---------------
        Total liabilities                           18,554             13,577             30,102
                                           ---------------    ---------------    ---------------
NET ASSETS                                 $     9,864,131    $     6,927,687    $    16,411,634
                                           ===============    ===============    ===============
NET ASSETS REPRESENTED BY:
    Paid in surplus                        $     9,389,867    $     7,261,871    $    14,337,317
    Accumulated net realized gain                  269,226             89,915            736,144
    Unrealized appreciation
        (depreciation) on investments,
        futures contracts and foreign
        currency                                    91,705           (483,810)         1,315,422
    Undistributed (distributions in
        excess of) net investment income           113,333             59,711             22,751
                                           ---------------    ---------------    ---------------
        Total                              $     9,864,131    $     6,927,687    $    16,411,634
                                           ===============    ===============    ===============
Capital shares outstanding                         837,636            640,184          1,228,437
                                           ===============    ===============    ===============
NET ASSET VALUE AND OFFERING PRICE PER
    SHARE                                          $11.776            $10.821            $13.360
                                           ===============    ===============    ===============
-------------------------------------------------------------------------------------------------
*   Investments at cost                    $     8,820,254    $     6,914,688    $    14,388,046

                       See notes to financial statements

COVA SERIES TRUST
STATEMENTS OF OPERATIONS
FOR SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                           Small Cap Stock     Quality Bond       Select Equity
                                              Portfolio          Portfolio          Portfolio
                                          -----------------  -----------------  -----------------
INVESTMENT INCOME
    Dividends (1)                         $        383,180   $             --   $      1,330,231
    Interest (2)                                   194,582          3,252,598            135,239
                                          ----------------   ----------------   ----------------
        Total investment income                    577,762          3,252,598          1,465,470
                                          ----------------   ----------------   ----------------
EXPENSES
    Investment advisory fee (Note 2)               475,544            247,693            810,557
    Custody, fund accounting,
        administration, and transfer
        agent fees                                  75,942             61,219             75,887
    Audit                                            8,580              9,403              8,580
    Trustee fees and expenses                        1,862              1,862              1,862
    Legal                                            2,826              2,826              2,826
    Shareholder reporting                           10,230              8,084             15,723
                                          ----------------   ----------------   ----------------
        Total expenses                             574,984            331,087            915,435
        Less expenses reimbursed by the
            adviser                                     --             41,045                 --
                                          ----------------   ----------------   ----------------
        Net expenses                               574,984            290,042            915,435
                                          ----------------   ----------------   ----------------
    Net investment income                            2,778          2,962,556            550,035
                                          ----------------   ----------------   ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS, FUTURES CONTRACTS
    AND FOREIGN CURRENCY RELATED
    TRANSACTIONS
    Net realized gain (loss) on
        investments                             15,085,400         (2,450,027)         7,821,531
    Net realized gain (loss) on futures
        contracts                                       --            340,865                 --
    Net realized gain on foreign
        currency related transactions                   --                 --                 --
                                          ----------------   ----------------   ----------------
        Net realized gain (loss) on
            investments, futures
            contracts and foreign
            currency related
            transactions                        15,085,400         (2,109,162)         7,821,531
                                          ----------------   ----------------   ----------------
    Unrealized appreciation
        (depreciation) on investments,
        futures contracts and foreign
        currency
            Beginning of period                 29,531,639         (3,085,537)        22,128,768
            End of period                       15,173,362           (665,840)        11,220,931
                                          ----------------   ----------------   ----------------
    Net change in unrealized
        appreciation (depreciation) on
        investments, futures contracts
        and foreign currency                   (14,358,277)         2,419,697        (10,907,837)
                                          ----------------   ----------------   ----------------
    Net realized and unrealized gain
        (loss) on investments, futures
        contracts and foreign currency
        related transactions                       727,123            310,535         (3,086,306)
                                          ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS             $        729,901   $      3,273,091   $     (2,536,271)
                                          ================   ================   ================
-------------------------------------------------------------------------------------------------
(1) Dividend income is net of
    withholding taxes of:                 $             --   $             --   $            921
(2) Interest income includes security
    lending income of:                    $         43,992   $         19,050   $          5,997

                       See notes to financial statements.

                                                                                                           Mid-Cap
                                           Large Cap Stock   International Equity   Bond Debenture          Value
                                              Portfolio           Portfolio            Portfolio          Portfolio
                                          -----------------  --------------------  -----------------  -----------------
INVESTMENT INCOME
    Dividends (1)                         $      1,754,617     $      1,300,431    $        253,328   $        254,539
    Interest (2)                                   181,388               29,130           7,080,693             62,274
                                          ----------------     ----------------    ----------------   ----------------
        Total investment income                  1,936,005            1,329,561           7,334,021            316,813
                                          ----------------     ----------------    ----------------   ----------------
EXPENSES
    Investment advisory fee (Note 2)               862,445              539,174             621,182            168,256
    Custody, fund accounting,
        administration, and transfer
        agent fees                                  97,543              215,161              72,039             35,257
    Audit                                            8,580               11,802              10,324              9,501
    Trustee fees and expenses                        1,862                1,862               1,862              1,862
    Legal                                            2,826                2,826               2,826              2,826
    Shareholder reporting                           13,956               12,234              12,634              3,607
                                          ----------------     ----------------    ----------------   ----------------
        Total expenses                             987,212              783,059             720,867            221,309
        Less expenses reimbursed by the
            adviser                                     --                   --              16,929              2,499
                                          ----------------     ----------------    ----------------   ----------------
        Net expenses                               987,212              783,059             703,938            218,810
                                          ----------------     ----------------    ----------------   ----------------
    Net investment income                          948,793              546,502           6,630,083             98,003
                                          ----------------     ----------------    ----------------   ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS, FUTURES CONTRACTS
    AND FOREIGN CURRENCY RELATED
    TRANSACTIONS
    Net realized gain (loss) on
        investments                               (471,380)          12,761,000             702,445          3,680,634
    Net realized gain (loss) on futures
        contracts                                  (21,225)                  --                  --                 --
    Net realized gain on foreign
        currency related transactions                   --              615,735                  --                 --
                                          ----------------     ----------------    ----------------   ----------------
        Net realized gain (loss) on
            investments, futures
            contracts and foreign
            currency related
            transactions                          (492,605)          13,376,735             702,445          3,680,634
                                          ----------------     ----------------    ----------------   ----------------
    Unrealized appreciation
        (depreciation) on investments,
        futures contracts and foreign
        currency
            Beginning of period                 26,924,802           30,271,049          (3,658,955)         1,206,064
            End of period                       21,383,788           10,654,224          (8,617,025)         3,083,787
                                          ----------------     ----------------    ----------------   ----------------
    Net change in unrealized
        appreciation (depreciation) on
        investments, futures contracts
        and foreign currency                    (5,541,014)         (19,616,825)         (4,958,070)         1,877,723
                                          ----------------     ----------------    ----------------   ----------------
    Net realized and unrealized gain
        (loss) on investments, futures
        contracts and foreign currency
        related transactions                    (6,033,619)          (6,240,090)         (4,255,625)         5,558,357
                                          ----------------     ----------------    ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS             $     (5,084,826)    $     (5,693,588)   $      2,374,458   $      5,656,360
                                          ================     ================    ================   ================
-----------------------------------------------------------------------------------------------------------------------
(1) Dividend income is net of
    withholding taxes of:                 $         10,774     $        172,382    $             --   $             --
(2) Interest income includes security
    lending income of:                    $         12,228     $         19,148    $         15,990   $            405

                       See notes to financial statements.

COVA SERIES TRUST
STATEMENTS OF OPERATIONS
FOR SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                              Large Cap         Developing         Lord Abbett
                                              Research            Growth        Growth and Income
                                              Portfolio          Portfolio          Portfolio
                                          -----------------  -----------------  -----------------
INVESTMENT INCOME
    Dividends (1)                         $        308,744   $         21,956   $      8,210,864
    Interest (2)                                    58,811             76,117            780,425
                                          ----------------   ----------------   ----------------
        Total investment income                    367,555             98,073          8,991,289
                                          ----------------   ----------------   ----------------
EXPENSES
    Investment advisory fee (Note 2)               186,583            169,650          2,743,783
    Custody, fund accounting,
        administration, and transfer
        agent fees                                  30,952             46,041            180,536
    Audit                                            9,501              9,501              9,501
    Trustee fees and expenses                        1,862              1,862              1,862
    Legal                                            2,826              2,826              2,826
    Shareholder reporting                            2,286              2,653             34,181
                                          ----------------   ----------------   ----------------
        Total expenses                             234,010            232,533          2,972,689
        Less expenses reimbursed by the
            adviser                                     --                296                 --
                                          ----------------   ----------------   ----------------
        Net expenses                               234,010            232,237          2,972,689
                                          ----------------   ----------------   ----------------
    Net investment income                          133,545           (134,164)         6,018,600
                                          ----------------   ----------------   ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS, FUTURES CONTRACTS
    AND FOREIGN CURRENCY RELATED
    TRANSACTIONS
    Net realized gain on investments             1,321,388             71,594          2,045,170
                                          ----------------   ----------------   ----------------
    Unrealized appreciation
        (depreciation) on investments,
        futures contracts and foreign
        currency
            Beginning of period                  3,702,361          6,233,807         67,801,952
            End of period                          558,266          1,359,391         40,156,254
                                          ----------------   ----------------   ----------------
    Net change in unrealized
        depreciation on investments,
        futures contracts and foreign
        currency                                (3,144,095)        (4,874,416)       (27,645,698)
                                          ----------------   ----------------   ----------------
    Net realized and unrealized loss on
        investments, futures contracts
        and foreign currency related
        transactions                            (1,822,707)        (4,802,822)       (25,600,528)
                                          ----------------   ----------------   ----------------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                       $     (1,689,162)  $     (4,936,986)  $    (19,581,928)
                                          ================   ================   ================
-------------------------------------------------------------------------------------------------
(1) Dividend income is net of
    withholding taxes of:                 $          1,053   $             --   $         61,808
(2) Interest income includes security
    lending income of:                    $          3,703   $          8,937   $        113,765

                       See notes to financial statements

                                                                                 Growth & Income
                                              Balanced         Equity Income         Equity
                                              Portfolio          Portfolio          Portfolio
                                          -----------------  -----------------  -----------------
INVESTMENT INCOME
    Dividends (1)                         $         34,994   $         82,315   $         89,256
    Interest (2)                                   131,163             15,052             21,288
                                          ----------------   ----------------   ----------------
        Total investment income                    166,157             97,367            110,544
                                          ----------------   ----------------   ----------------
EXPENSES
    Investment advisory fee (Note 2)                48,006             34,181             79,806
    Custody, fund accounting,
        administration, and transfer
        agent fees                                  26,463             25,853             27,537
    Audit                                            7,687              7,313              7,313
    Trustee fees and expenses                        1,862              1,862              1,862
    Legal                                            2,826              2,826              2,826
    Shareholder reporting                              577                567                872
                                          ----------------   ----------------   ----------------
        Total expenses                              87,421             72,602            120,216
        Less expenses reimbursed by the
            adviser                                 34,609             34,999             32,421
                                          ----------------   ----------------   ----------------
        Net expenses                                52,812             37,603             87,795
                                          ----------------   ----------------   ----------------
    Net investment income                          113,345             59,764             22,749
                                          ----------------   ----------------   ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS, FUTURES CONTRACTS
    AND FOREIGN CURRENCY RELATED
    TRANSACTIONS
    Net realized gain on investments               269,262            130,418            738,764
                                          ----------------   ----------------   ----------------
    Unrealized appreciation
        (depreciation) on investments,
        futures contracts and foreign
        currency
            Beginning of period                    477,859            (86,125)         2,349,356
            End of period                           91,705           (483,810)         1,315,422
                                          ----------------   ----------------   ----------------
    Net change in unrealized
        depreciation on investments,
        futures contracts and foreign
        currency                                  (386,154)          (397,685)        (1,033,934)
                                          ----------------   ----------------   ----------------
    Net realized and unrealized loss on
        investments, futures contracts
        and foreign currency related
        transactions                              (116,892)          (267,267)          (295,170)
                                          ----------------   ----------------   ----------------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                       $         (3,547)  $       (207,503)  $       (272,421)
                                          ================   ================   ================
-------------------------------------------------------------------------------------------------
(1) Dividend income is net of
    withholding taxes of:                 $             28   $             --   $             92
(2) Interest income includes security
    lending income of:                    $             --   $             --   $             --

                       See notes to financial statements

COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                    Small Cap Stock                       Quality Bond
                                                       Portfolio                            Portfolio
                                          -----------------------------------  -----------------------------------
                                          Six months ended      Year ended     Six months ended      Year ended
                                            June 30, 2000      December 31,      June 30, 2000      December 31,
                                             (Unaudited)           1999           (Unaudited)           1999
                                          -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                 $        2,778      $       88,108   $    2,962,556      $    5,313,461
    Net realized gain (loss) on
        investments, futures contracts,
        and foreign currency related
        transactions                          15,085,400           8,168,219       (2,109,162)         (3,044,365)
    Net change in unrealized
        appreciation (depreciation) on
        investments, futures contracts
        and foreign currency related
        transactions                         (14,358,277)         25,442,404        2,419,697          (3,536,555)
                                          --------------      --------------   --------------      --------------
    Net increase (decrease) in net
        assets resulting from operations         729,901          33,698,731        3,273,091          (1,267,459)
                                          --------------      --------------   --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         (1,301)           (225,815)      (5,358,301)         (1,063,522)
    Net realized gains                        (4,473,735)                 --               --            (532,208)
                                          --------------      --------------   --------------      --------------
    Total distributions                       (4,475,036)           (225,815)      (5,358,301)         (1,595,730)
                                          --------------      --------------   --------------      --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                  5,917,913           5,349,852        2,512,245          66,930,667
    Net asset value of shares issued
        through dividend reinvestment          4,475,036             225,815        5,358,301           1,595,730
    Cost of shares repurchased                (2,770,301)         (7,898,260)     (10,019,751)        (15,870,190)
                                          --------------      --------------   --------------      --------------
    Net increase (decrease) in net
        assets from capital
        share transactions                     7,622,648          (2,322,593)      (2,149,205)         52,656,207
                                          --------------      --------------   --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        3,877,513          31,150,323       (4,234,415)         49,793,018
NET ASSETS:
    Beginning period                         109,311,631          78,161,308       95,605,069          45,812,051
                                          --------------      --------------   --------------      --------------
    End of period                         $  113,189,144      $  109,311,631   $   91,370,654      $   95,605,069
                                          ==============      ==============   ==============      ==============
    Net Assets at end of period includes
        undistributed net investment
        income                            $        2,934      $        1,457   $    2,963,305      $    5,359,050
                                          ==============      ==============   ==============      ==============
CAPITAL SHARE TRANSACTIONS:
Beginning shares                               6,330,087           6,523,058        8,960,770           4,157,310
                                          --------------      --------------   --------------      --------------
Shares sold                                      328,739             433,399          232,767           6,125,624
Shares issued through dividend
    reinvestment                                 275,833              18,118          516,874             150,560
Shares repurchased                              (156,934)           (644,488)        (930,941)         (1,472,724)
                                          --------------      --------------   --------------      --------------
Net increase (decrease) in shares
    outstanding                                  447,638            (192,971)        (181,300)          4,803,460
                                          --------------      --------------   --------------      --------------
Ending shares                                  6,777,725           6,330,087        8,779,470           8,960,770
                                          ==============      ==============   ==============      ==============

                       See notes to financial statements

                                                     Select Equity                       Large Cap Stock
                                                       Portfolio                            Portfolio
                                          -----------------------------------  -----------------------------------
                                          Six months ended      Year ended     Six months ended      Year ended
                                            June 30, 2000      December 31,      June 30, 2000      December 31,
                                             (Unaudited)           1999           (Unaudited)           1999
                                          -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                 $      550,035      $    1,222,805   $      948,793      $    1,705,284
    Net realized gain (loss) on
        investments, futures contracts,
        and foreign currency related
        transactions                           7,821,531          15,949,952         (492,605)         21,044,860
    Net change in unrealized
        appreciation (depreciation) on
        investments, futures contracts
        and foreign currency related
        transactions                         (10,907,837)          3,971,464       (5,541,014)         10,578,973
                                          --------------      --------------   --------------      --------------
    Net increase (decrease) in net
        assets resulting from operations      (2,536,271)         21,144,221       (5,084,826)         33,329,117
                                          --------------      --------------   --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                     (1,210,437)           (584,001)      (1,704,999)           (316,889)
    Net realized gains                       (16,230,646)        (19,820,406)     (21,235,976)         (6,916,352)
                                          --------------      --------------   --------------      --------------
    Total distributions                      (17,441,083)        (20,404,407)     (22,940,975)         (7,233,241)
                                          --------------      --------------   --------------      --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                  5,391,930          34,325,012       23,683,680         152,714,691
    Net asset value of shares issued
        through dividend reinvestment         17,441,083          20,404,407       22,940,975           7,233,241
    Cost of shares repurchased                (6,705,722)         (3,535,467)      (5,438,712)        (26,677,903)
                                          --------------      --------------   --------------      --------------
    Net increase (decrease) in net
        assets from capital
        share transactions                    16,127,291          51,193,952       41,185,943         133,270,029
                                          --------------      --------------   --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (3,850,063)         51,933,766       13,160,142         159,365,905
NET ASSETS:
    Beginning period                         249,701,949         197,768,183      263,127,148         103,761,243
                                          --------------      --------------   --------------      --------------
    End of period                         $  245,851,886      $  249,701,949   $  276,287,290      $  263,127,148
                                          ==============      ==============   ==============      ==============
    Net Assets at end of period includes
        undistributed net investment
        income                            $      549,242      $    1,209,644   $      948,363      $    1,704,569
                                          ==============      ==============   ==============      ==============
CAPITAL SHARE TRANSACTIONS:
Beginning shares                              15,497,466          12,301,851       12,726,910           5,727,886
                                          --------------      --------------   --------------      --------------
Shares sold                                      345,020           2,116,682        1,203,684           8,057,353
Shares issued through dividend
    reinvestment                               1,179,463           1,303,210        1,241,655             375,063
Shares repurchased                              (429,129)           (224,277)        (273,205)         (1,433,392)
                                          --------------      --------------   --------------      --------------
Net increase (decrease) in shares
    outstanding                                1,095,354           3,195,615        2,172,134           6,999,024
                                          --------------      --------------   --------------      --------------
Ending shares                                 16,592,820          15,497,466       14,899,044          12,726,910
                                          ==============      ==============   ==============      ==============

                                                 International Equity
                                                       Portfolio
                                          -----------------------------------
                                          Six months ended      Year ended
                                            June 30, 2000      December 31,
                                             (Unaudited)           1999
                                          -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                 $      546,502      $      704,396
    Net realized gain (loss) on
        investments, futures contracts,
        and foreign currency related
        transactions                          13,376,735           8,612,909
    Net change in unrealized
        appreciation (depreciation) on
        investments, futures contracts
        and foreign currency related
        transactions                         (19,616,825)         21,164,293
                                          --------------      --------------
    Net increase (decrease) in net
        assets resulting from operations      (5,693,588)         30,481,598
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (585,699)           (565,919)
    Net realized gains                        (8,527,635)         (1,512,457)
                                          --------------      --------------
    Total distributions                       (9,113,334)         (2,078,376)
                                          --------------      --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                  9,540,658          11,679,051
    Net asset value of shares issued
        through dividend reinvestment          9,113,334           2,078,376
    Cost of shares repurchased                (4,193,326)         (8,564,792)
                                          --------------      --------------
    Net increase (decrease) in net
        assets from capital
        share transactions                    14,460,666           5,192,635
                                          --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (346,256)         33,595,857
NET ASSETS:
    Beginning period                         138,071,153         104,475,296
                                          --------------      --------------
    End of period                         $  137,724,897      $  138,071,153
                                          ==============      ==============
    Net Assets at end of period includes
        undistributed net investment
        income                            $      438,992      $      478,189
                                          ==============      ==============
CAPITAL SHARE TRANSACTIONS:
Beginning shares                               8,509,824           8,125,765
                                          --------------      --------------
Shares sold                                      601,224             861,951
Shares issued through dividend
    reinvestment                                 632,819             153,263
Shares repurchased                              (265,402)           (631,155)
                                          --------------      --------------
Net increase (decrease) in shares
    outstanding                                  968,641             384,059
                                          --------------      --------------
Ending shares                                  9,478,465           8,509,824
                                          ==============      ==============

                       See notes to financial statements

COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                    Bond Debenture                      Mid-Cap Value
                                                      Portfolio                           Portfolio
                                          ----------------------------------  ----------------------------------
                                          Six months ended     Year ended     Six months ended     Year ended
                                            June 30, 2000     December 31,      June 30, 2000     December 31,
                                             (Unaudited)          1999           (Unaudited)          1999
                                          -----------------  ---------------  -----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)          $    6,630,083     $   10,881,164   $       98,003     $      123,771
    Net realized gain (loss) on
        investments, futures contracts,
        and foreign currency related
        transactions                             702,445         (2,283,490)       3,680,634            459,652
    Net change in unrealized
        appreciation (depreciation) on
        investments, futures contracts
        and foreign currency related
        transactions                          (4,958,070)        (3,287,343)       1,877,723            821,269
                                          --------------     --------------   --------------     --------------
    Net increase (decrease) in net
        assets resulting from operations       2,374,458          5,310,331        5,656,360          1,404,692
                                          --------------     --------------   --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                    (10,882,595)        (3,223,792)        (115,041)           (33,769)
    Net realized gains                                --         (1,044,699)        (243,686)                --
                                          --------------     --------------   --------------     --------------
    Total distributions                      (10,882,595)        (4,268,491)        (358,727)           (33,769)
                                          --------------     --------------   --------------     --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                  2,914,261         53,944,111        4,685,779         10,362,789
    Net asset value of shares issued
        through dividend reinvestment         10,882,595          4,268,491          358,727             33,769
    Cost of shares repurchased               (10,278,992)        (9,101,140)        (723,206)          (663,920)
                                          --------------     --------------   --------------     --------------
    Net increase (decrease) in net
        assets from capital
        share transactions                     3,517,864         49,111,462        4,321,300          9,732,638
                                          --------------     --------------   --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,990,273)        50,153,302        9,618,933         11,103,561
NET ASSETS:
    Beginning period                         170,155,807        120,002,505       29,424,120         18,320,559
                                          --------------     --------------   --------------     --------------
    End of period                         $  165,165,534     $  170,155,807   $   39,043,053     $   29,424,120
                                          ==============     ==============   ==============     ==============
    Net Assets at end of period includes
        undistributed (distributions in
        excess of) net investment income  $    6,629,805     $   10,882,317   $       97,780     $      114,818
                                          ==============     ==============   ==============     ==============
CAPITAL SHARE TRANSACTIONS:
Beginning shares                              13,640,172          9,692,597        2,634,576          1,731,193
                                          --------------     --------------   --------------     --------------
Shares sold                                      232,906          4,336,782          395,360            960,855
Shares issued through dividend
    reinvestment                                 921,489            349,891           27,185              2,901
Shares repurchased                              (819,795)          (739,098)         (60,922)           (60,373)
                                          --------------     --------------   --------------     --------------
Net increase (decrease) in shares
    outstanding                                  334,600          3,947,575          361,623            903,383
                                          --------------     --------------   --------------     --------------
Ending shares                                 13,974,772         13,640,172        2,996,199          2,634,576
                                          ==============     ==============   ==============     ==============

-------------------

  *  Fund commenced operations on January 8, 1999.

                       See notes to financial statements

                                                  Large Cap Research                  Developing Growth
                                                      Portfolio                           Portfolio
                                          ----------------------------------  ----------------------------------
                                          Six months ended     Year ended     Six months ended     Year ended
                                            June 30, 2000     December 31,      June 30, 2000     December 31,
                                             (Unaudited)          1999           (Unaudited)          1999
                                          -----------------  ---------------  -----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)          $      133,545     $       99,599   $     (134,164)    $     (164,847)
    Net realized gain (loss) on
        investments, futures contracts,
        and foreign currency related
        transactions                           1,321,388          3,703,701           71,594          2,631,357
    Net change in unrealized
        appreciation (depreciation) on
        investments, futures contracts
        and foreign currency related
        transactions                          (3,144,095)         2,233,661       (4,874,416)         4,835,963
                                          --------------     --------------   --------------     --------------
    Net increase (decrease) in net
        assets resulting from operations      (1,689,162)         6,036,961       (4,936,986)         7,302,473
                                          --------------     --------------   --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                        (99,829)           (43,197)              --                 --
    Net realized gains                        (3,585,970)                --       (2,070,624)                --
                                          --------------     --------------   --------------     --------------
    Total distributions                       (3,685,799)           (43,197)      (2,070,624)                --
                                          --------------     --------------   --------------     --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                  6,714,450         16,222,683       12,434,665         11,026,779
    Net asset value of shares issued
        through dividend reinvestment          3,685,799             43,197        2,070,624                 --
    Cost of shares repurchased                  (827,590)          (127,622)        (286,509)          (662,604)
                                          --------------     --------------   --------------     --------------
    Net increase (decrease) in net
        assets from capital
        share transactions                     9,572,659         16,138,258       14,218,780         10,364,175
                                          --------------     --------------   --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        4,197,698         22,132,022        7,211,170         17,666,648
NET ASSETS:
    Beginning period                          35,997,913         13,865,891       33,557,113         15,890,465
                                          --------------     --------------   --------------     --------------
    End of period                         $   40,195,611     $   35,997,913   $   40,768,283     $   33,557,113
                                          ==============     ==============   ==============     ==============
    Net Assets at end of period includes
        undistributed (distributions in
        excess of) net investment income  $      133,289     $       99,573   $     (133,520)    $          644
                                          ==============     ==============   ==============     ==============
CAPITAL SHARE TRANSACTIONS:
Beginning shares                               2,401,262          1,158,927        2,254,403          1,413,656
                                          --------------     --------------   --------------     --------------
Shares sold                                      473,007          1,248,721          872,716            895,038
Shares issued through dividend
    reinvestment                                 280,043              3,287          172,239                 --
Shares repurchased                               (58,044)            (9,673)         (21,279)           (54,291)
                                          --------------     --------------   --------------     --------------
Net increase (decrease) in shares
    outstanding                                  695,006          1,242,335        1,023,676            840,747
                                          --------------     --------------   --------------     --------------
Ending shares                                  3,096,268          2,401,262        3,278,079          2,254,403
                                          ==============     ==============   ==============     ==============

                                                     Lord Abbett
                                             Growth and Income Portfolio
                                          ----------------------------------
                                          Six months ended    Period ended
                                            June 30, 2000     December 31,
                                             (Unaudited)          1999*
                                          -----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)          $    6,018,600     $   10,096,702
    Net realized gain (loss) on
        investments, futures contracts,
        and foreign currency related
        transactions                           2,045,170         13,627,935
    Net change in unrealized
        appreciation (depreciation) on
        investments, futures contracts
        and foreign currency related
        transactions                         (27,645,698)        67,801,952
                                          --------------     --------------
    Net increase (decrease) in net
        assets resulting from operations     (19,581,928)        91,526,589
                                          --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                    (10,099,192)                --
    Net realized gains                       (14,025,467)                --
                                          --------------     --------------
    Total distributions                      (24,124,659)                --
                                          --------------     --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                  4,900,141        831,899,157
    Net asset value of shares issued
        through dividend reinvestment         24,124,659                 --
    Cost of shares repurchased               (32,894,413)       (36,437,388)
                                          --------------     --------------
    Net increase (decrease) in net
        assets from capital
        share transactions                    (3,869,613)       795,461,769
                                          --------------     --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (47,576,200)       886,988,358
NET ASSETS:
    Beginning period                         886,988,358                 --
                                          --------------     --------------
    End of period                         $  839,412,158     $  886,988,358
                                          ==============     ==============
    Net Assets at end of period includes
        undistributed (distributions in
        excess of) net investment income  $    6,016,110     $   10,096,702
                                          ==============     ==============
CAPITAL SHARE TRANSACTIONS:
Beginning shares                              36,849,506                 --
                                          --------------     --------------
Shares sold                                      210,321         38,459,861
Shares issued through dividend
    reinvestment                               1,041,818                 --
Shares repurchased                            (1,413,297)        (1,610,355)
                                          --------------     --------------
Net increase (decrease) in shares
    outstanding                                 (161,158)        36,849,506
                                          --------------     --------------
Ending shares                                 36,688,348         36,849,506
                                          ==============     ==============

-------------------

  *  Fund commenced operations on January 8, 1999.

                       See notes to financial statements

COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                       Balanced
                                                       Portfolio
                                          -----------------------------------
                                          Six months ended      Year ended
                                            June 30, 2000      December 31,
                                             (Unaudited)           1999
                                          -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                 $      113,345      $      185,242
    Net realized gain on investments,
        futures contracts, and foreign
        currency related transactions            269,262             148,258
    Net change in unrealized
        appreciation (depreciation) on
        investments, futures contracts
        and foreign currency related
        transactions                            (386,154)            175,022
                                          --------------      --------------
    Net increase (decrease) in net
        assets resulting from operations          (3,547)            508,522
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           (754)           (185,699)
    Net realized gains                           (66,570)            (92,940)
                                          --------------      --------------
    Total distributions                          (67,324)           (278,639)
                                          --------------      --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                    808,361           5,153,301
    Net asset value of shares issued
        through dividend reinvestment             67,324             278,639
    Cost of shares repurchased                  (668,330)           (506,935)
                                          --------------      --------------
    Net increase in net assets from
        capital share transactions               207,356           4,925,005
                                          --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          136,485           5,154,888
NET ASSETS:
    Beginning period                           9,727,646           4,572,758
                                          --------------      --------------
    End of period                         $    9,864,131      $    9,727,646
                                          ==============      ==============
    Net Assets at end of period includes
        undistributed net investment
        income                            $      113,333      $          742
                                          ==============      ==============
CAPITAL SHARE TRANSACTIONS:
Beginning shares                                 820,358             401,205
                                          --------------      --------------
Shares sold                                       69,588             436,860
Shares issued through dividend
    reinvestment                                   5,737              23,528
Shares repurchased                               (58,047)            (41,235)
                                          --------------      --------------
Net increase in shares outstanding                17,278             419,153
                                          --------------      --------------
Ending shares                                    837,636             820,358
                                          ==============      ==============

                       See notes to financial statements

                                                     Equity Income                   Growth & Income Equity
                                                       Portfolio                            Portfolio
                                          -----------------------------------  -----------------------------------
                                          Six months ended      Year ended     Six months ended      Year ended
                                            June 30, 2000      December 31,      June 30, 2000      December 31,
                                             (Unaudited)           1999           (Unaudited)           1999
                                          -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                 $       59,764      $      115,317   $       22,749      $       58,659
    Net realized gain on investments,
        futures contracts, and foreign
        currency related transactions            130,418             199,162          738,764             230,954
    Net change in unrealized
        appreciation (depreciation) on
        investments, futures contracts
        and foreign currency related
        transactions                            (397,685)           (233,913)      (1,033,934)          1,678,750
                                          --------------      --------------   --------------      --------------
    Net increase (decrease) in net
        assets resulting from operations        (207,503)             80,566         (272,421)          1,968,363
                                          --------------      --------------   --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         (1,537)           (112,474)              --             (58,640)
    Net realized gains                                --            (327,155)        (232,645)           (104,246)
                                          --------------      --------------   --------------      --------------
    Total distributions                           (1,537)           (439,629)        (232,645)           (162,886)
                                          --------------      --------------   --------------      --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                    387,706           2,550,012          628,656           5,893,218
    Net asset value of shares issued
        through dividend reinvestment              1,537             439,629          232,645             162,886
    Cost of shares repurchased                  (223,032)           (355,199)        (362,644)           (510,033)
                                          --------------      --------------   --------------      --------------
    Net increase in net assets from
        capital share transactions               166,211           2,634,442          498,657           5,546,071
                                          --------------      --------------   --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (42,829)          2,275,379           (6,409)          7,351,548
NET ASSETS:
    Beginning period                           6,970,516           4,695,137       16,418,043           9,066,495
                                          --------------      --------------   --------------      --------------
    End of period                         $    6,927,687      $    6,970,516   $   16,411,634      $   16,418,043
                                          ==============      ==============   ==============      ==============
    Net Assets at end of period includes
        undistributed net investment
        income                            $       59,711      $        1,484   $       22,751      $            2
                                          ==============      ==============   ==============      ==============
CAPITAL SHARE TRANSACTIONS:
Beginning shares                                 624,111             403,852        1,190,729             755,861
                                          --------------      --------------   --------------      --------------
Shares sold                                       36,934             209,770           47,582             461,285
Shares issued through dividend
    reinvestment                                     138              38,718           17,503              12,120
Shares repurchased                               (20,999)            (28,229)         (27,377)            (38,537)
                                          --------------      --------------   --------------      --------------
Net increase in shares outstanding                16,073             220,259           37,708             434,868
                                          --------------      --------------   --------------      --------------
Ending shares                                    640,184             624,111        1,228,437           1,190,729
                                          ==============      ==============   ==============      ==============

                       See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                      Small Cap Stock
                                                                         Portfolio
                                --------------------------------------------------------------------------------------------
                                                                                                           For the period
                                                                                                          from May 1, 1996
                                Six months ended      Year ended        Year ended        Year ended      (date of initial
                                  June 30, 2000      December 31,      December 31,      December 31,    public offering) to
                                   (Unaudited)           1999              1998              1997         December 31, 1996
                                --------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     17.269       $   11.982        $   13.105        $   10.922          $       10.512
                                ------------       ----------        ----------        ----------          --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.000+           0.015             0.051             0.057                   0.057
            Net realized and
                unrealized
                gains (losses)         0.119            5.307            (0.722)            2.217                   0.843
                                ------------       ----------        ----------        ----------          --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                 0.119            5.322            (0.671)            2.274                   0.900
                                ------------       ----------        ----------        ----------          --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                    --+          (0.035)           (0.017)           (0.055)                 (0.055)
            Distributions from
                net realized
                gains                 (0.688)              --            (0.435)           (0.036)                 (0.435)
                                ------------       ----------        ----------        ----------          --------------
        TOTAL DISTRIBUTIONS           (0.688)          (0.035)           (0.452)           (0.091)                 (0.490)
                                ------------       ----------        ----------        ----------          --------------
NET ASSET VALUE, END OF PERIOD  $     16.700       $   17.269        $   11.982        $   13.105          $       10.922
                                ------------       ----------        ----------        ----------          --------------
TOTAL RETURN                           0.80%*          44.56%            (5.40%)           20.89%                   8.65%*
                                ------------       ----------        ----------        ----------          --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $      113.2       $    109.3        $     78.2        $     59.8          $         14.7

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       1.03%**          1.05%             0.95%             0.95%                   0.95%**
        Net investment income          0.00%**(1)       0.11%             0.45%             0.56%                   0.87%**

    PORTFOLIO TURNOVER RATE            57.4%*          123.5%             62.4%             79.1%                  102.4%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A            1.09%             1.12%             1.39%                   2.68%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A            0.07%             0.28%             0.12%                  (0.86%)**

*    Non-annualized
**   Annualized
+    Less than $.0005 per share
(1)  Amount is less than 0.00%
N/A  Not Applicable

                       See notes to financial statements

                                                                        Quality Bond
                                                                         Portfolio
                                --------------------------------------------------------------------------------------------
                                                                                                           For the period
                                                                                                          from May 1, 1996
                                Six months ended      Year ended        Year ended        Year ended      (date of initial
                                  June 30, 2000      December 31,      December 31,      December 31,    public offering) to
                                   (Unaudited)           1999              1998              1997         December 31, 1996
                                --------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     10.669       $   11.020        $   10.405        $   10.082          $        9.897
                                ------------       ----------        ----------        ----------          --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.386            0.459             0.490             0.446                   0.459
            Net realized and
                unrealized
                gains (losses)        (0.001)          (0.631)            0.365             0.452                   0.102
                                ------------       ----------        ----------        ----------          --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                 0.385           (0.172)            0.855             0.898                   0.561
                                ------------       ----------        ----------        ----------          --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.647)          (0.119)           (0.240)           (0.531)                 (0.376)
            Distributions from
                net realized
                gains                     --           (0.060)               --            (0.044)                     --
                                ------------       ----------        ----------        ----------          --------------
        TOTAL DISTRIBUTIONS           (0.647)          (0.179)           (0.240)           (0.575)                 (0.376)
                                ------------       ----------        ----------        ----------          --------------
NET ASSET VALUE, END OF PERIOD  $     10.407       $   10.669        $   11.020        $   10.405          $       10.082
                                ------------       ----------        ----------        ----------          --------------
TOTAL RETURN                           3.65%*          (1.54%)            8.37%             9.06%                   5.68%*
                                ------------       ----------        ----------        ----------          --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $       91.4       $     95.6        $     45.8        $     18.6          $          5.8

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       0.63%**          0.64%             0.65%             0.65%                   0.65%**
        Net investment income          6.47%**          5.67%             5.59%             5.92%                   5.94%**

    PORTFOLIO TURNOVER RATE           135.5%*          369.5%            255.4%            163.7%                  181.3%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:              0.72%**          0.71%             0.86%             1.08%                   1.52%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                             6.38%**          5.60%             5.38%             5.49%                   5.07%**

*    Non-annualized
**   Annualized
+    Less than $.0005 per share
(1)  Amount is less than 0.00%
N/A  Not Applicable

                       See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                       Select Equity
                                                                         Portfolio
                                --------------------------------------------------------------------------------------------
                                                                                                           For the period
                                                                                                          from May 1, 1996
                                Six months ended      Year ended        Year ended        Year ended      (date of initial
                                  June 30, 2000      December 31,      December 31,      December 31,    public offering) to
                                   (Unaudited)           1999              1998              1997         December 31, 1996
                                --------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     16.112       $   16.076        $   13.966        $   10.742          $       10.084
                                ------------       ----------        ----------        ----------          --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.034            0.074             0.091             0.078                   0.081
            Net realized and
                unrealized
                gains (losses)        (0.197)           1.451             2.983             3.294                   0.771
                                ------------       ----------        ----------        ----------          --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                (0.163)           1.525             3.074             3.372                   0.852
                                ------------       ----------        ----------        ----------          --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.079)          (0.043)           (0.046)           (0.077)                 (0.081)
            Distributions from
                net realized
                gains                 (1.053)          (1.446)           (0.918)           (0.071)                 (0.113)
                                ------------       ----------        ----------        ----------          --------------
        TOTAL DISTRIBUTIONS           (1.132)          (1.489)           (0.964)           (0.148)                 (0.194)
                                ------------       ----------        ----------        ----------          --------------
NET ASSET VALUE, END OF PERIOD  $     14.817       $   16.112        $   16.076        $   13.966          $       10.742
                                ------------       ----------        ----------        ----------          --------------
TOTAL RETURN                          (0.97%)*          9.71%            22.56%            31.55%                   8.52%*
                                ------------       ----------        ----------        ----------          --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $      245.9       $    249.7        $    197.8        $    106.9          $         23.8

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       0.76%**          0.77%             0.78%             0.83%                   0.85%**
        Net investment income          0.46%**          0.55%             0.68%             0.81%                   1.35%**

    PORTFOLIO TURNOVER RATE             4.6%*          133.8%            182.9%            134.8%                  123.9%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A              N/A             0.86%             1.00%                   1.70%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A              N/A             0.60%             0.64%                   0.50%**

*    Non-annualized
**   Annualized
N/A  Not Applicable

                       See notes to financial statements

                                                                      Large Cap Stock
                                                                         Portfolio
                                --------------------------------------------------------------------------------------------
                                                                                                           For the period
                                                                                                          from May 1, 1996
                                Six months ended      Year ended        Year ended        Year ended      (date of initial
                                  June 30, 2000      December 31,      December 31,      December 31,    public offering) to
                                   (Unaudited)           1999              1998              1997         December 31, 1996
                                --------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     20.675       $   18.115        $   13.845        $   11.112          $       10.003
                                ------------       ----------        ----------        ----------          --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.055            0.105             0.098             0.113                   0.124
            Net realized and
                unrealized
                gains (losses)        (0.507)           3.057             4.357             3.560                   1.304
                                ------------       ----------        ----------        ----------          --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                (0.452)           3.162             4.455             3.673                   1.428
                                ------------       ----------        ----------        ----------          --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.125)          (0.026)           (0.043)           (0.118)                 (0.122)
            Distributions from
                net realized
                gains                 (1.554)          (0.576)           (0.142)           (0.822)                 (0.197)
                                ------------       ----------        ----------        ----------          --------------
        TOTAL DISTRIBUTIONS           (1.679)          (0.602)           (0.185)           (0.940)                 (0.319)
                                ------------       ----------        ----------        ----------          --------------
NET ASSET VALUE, END OF PERIOD  $     18.544       $   20.675        $   18.115        $   13.845          $       11.112
                                ------------       ----------        ----------        ----------          --------------
TOTAL RETURN                          (2.15%)*         17.64%            32.31%            33.25%                  14.35%*
                                ------------       ----------        ----------        ----------          --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $      276.3       $    263.1        $    103.8        $     32.3          $         16.8

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       0.74%**          0.75%             0.75%             0.75%                   0.75%**
        Net investment income          0.71%**          0.75%             0.77%             0.99%                   1.56%**

    PORTFOLIO TURNOVER RATE            30.1%*           63.2%             62.4%             59.5%                   35.5%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A            0.76%             0.94%             1.08%                   1.23%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A            0.74%             0.58%             0.66%                   1.08%**

*    Non-annualized
**   Annualized
N/A  Not Applicable

                       See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                    International Equity
                                                                         Portfolio
                                --------------------------------------------------------------------------------------------
                                                                                                           For the period
                                                                                                          from May 1, 1996
                                Six months ended      Year ended        Year ended        Year ended      (date of initial
                                  June 30, 2000      December 31,      December 31,      December 31,    public offering) to
                                   (Unaudited)           1999              1998              1997         December 31, 1996
                                --------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     16.225       $   12.857        $   11.472        $   10.959          $       10.215
                                ------------       ----------        ----------        ----------          --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.056            0.083             0.117             0.122                   0.096
            Net realized and
                unrealized
                gains (losses)        (0.723)           3.534             1.491             0.539                   0.755
                                ------------       ----------        ----------        ----------          --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                (0.667)           3.617             1.608             0.661                   0.851
                                ------------       ----------        ----------        ----------          --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.066)          (0.068)           (0.220)           (0.137)                 (0.086)
            Distributions from
                net realized
                gains                 (0.962)          (0.181)           (0.003)           (0.011)                 (0.021)
                                ------------       ----------        ----------        ----------          --------------
        TOTAL DISTRIBUTIONS           (1.028)          (0.249)           (0.223)           (0.148)                 (0.107)
                                ------------       ----------        ----------        ----------          --------------
NET ASSET VALUE, END OF PERIOD  $     14.530       $   16.225        $   12.857        $   11.472          $       10.959
                                ------------       ----------        ----------        ----------          --------------
TOTAL RETURN                          (4.08%)*         28.52%            14.07%             5.96%                   8.44%*
                                ------------       ----------        ----------        ----------          --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $      137.7       $    138.1        $    104.5        $     68.8          $         15.6

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       1.15%**          1.10%             0.91%             0.95%                   0.95%**
        Net investment income          0.80%**          0.62%             0.97%             1.35%                   1.43%**

    PORTFOLIO TURNOVER RATE            56.3%*           82.8%             74.0%             74.1%                   48.2%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A            1.15%             1.09%             1.53%                   3.80%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A            0.57%             0.79%             0.77%                  (1.42%)**

*    Non-annualized
**   Annualized
N/A  Not Applicable

                       See notes to financial statements

                                                                       Bond Debenture
                                                                         Portfolio
                                --------------------------------------------------------------------------------------------
                                                                                                           For the period
                                                                                                          from May 1, 1996
                                Six months ended      Year ended        Year ended        Year ended      (date of initial
                                  June 30, 2000      December 31,      December 31,      December 31,    public offering) to
                                   (Unaudited)           1999              1998              1997         December 31, 1996
                                --------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     12.475       $   12.381        $   12.112        $   10.970          $       10.098
                                ------------       ----------        ----------        ----------          --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.509            0.710             0.682             0.544                   0.345
            Net realized and
                unrealized
                gains (losses)        (0.333)          (0.293)            0.072             1.147                   0.949
                                ------------       ----------        ----------        ----------          --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                 0.176            0.417             0.754             1.691                   1.294
                                ------------       ----------        ----------        ----------          --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.832)          (0.244)           (0.349)           (0.549)                 (0.342)
            Distributions from
                net realized
                gains                     --           (0.079)           (0.136)               --                  (0.080)
                                ------------       ----------        ----------        ----------          --------------
        TOTAL DISTRIBUTIONS           (0.832)          (0.323)           (0.485)           (0.549)                 (0.422)
                                ------------       ----------        ----------        ----------          --------------
NET ASSET VALUE, END OF PERIOD  $     11.819       $   12.475        $   12.381        $   12.112          $       10.970
                                ------------       ----------        ----------        ----------          --------------
TOTAL RETURN                           1.47%*           3.40%             6.26%            15.63%                  12.89%*
                                ------------       ----------        ----------        ----------          --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $      165.2       $    170.2        $    120.0        $     55.4          $          7.7

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       0.85%**          0.85%             0.85%             0.85%                   0.85%**
        Net investment income          8.01%**          6.74%             6.58%             6.68%                   7.26%**

    PORTFOLIO TURNOVER RATE            34.7%*           46.7%             84.7%            100.3%                   58.1%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:              0.87%**          0.86%             0.93%             1.07%                   2.05%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                             7.99%**          6.73%             6.50%             6.46%                   6.06%**

*    Non-annualized
**   Annualized
N/A  Not Applicable

                       See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                             Mid-Cap Value
                                                                               Portfolio
                                          -----------------------------------------------------------------------------------
                                                                                                            For the period
                                                                                                         from August 20, 1997
                                           Six months ended        Year ended           Year ended          (commencement
                                             June 30, 2000        December 31,         December 31,       of operations) to
                                              (Unaudited)             1999                 1998           December 31, 1997
                                          -----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $       11.168       $       10.583       $       10.481          $       10.000
                                          --------------       --------------       --------------          --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment income                  0.028                0.042                0.032                   0.010
            Net realized and unrealized
                gains (losses)                     1.956                0.557                0.087                   0.481
                                          --------------       --------------       --------------          --------------
        TOTAL FROM INVESTMENT OPERATIONS           1.984                0.599                0.119                   0.491
                                          --------------       --------------       --------------          --------------
        DISTRIBUTIONS
            Dividends from net
                investment income                 (0.039)              (0.014)              (0.017)                 (0.010)
            Distributions from net
                realized gains                    (0.082)                  --                   --                      --
                                          --------------       --------------       --------------          --------------
        TOTAL DISTRIBUTIONS                       (0.121)              (0.014)              (0.017)                 (0.010)
                                          --------------       --------------       --------------          --------------
NET ASSET VALUE, END OF PERIOD            $       13.031       $       11.168       $       10.583          $       10.481
                                          --------------       --------------       --------------          --------------
TOTAL RETURN                                      17.72%*               5.71%                1.11%                   4.90%*
                                          --------------       --------------       --------------          --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period (In
        millions)                         $         39.0       $         29.4       $         18.3          $          2.2

    RATIOS TO AVERAGE NET ASSETS (1):
        Expenses                                   1.30%**              1.25%                1.10%                   1.10%**
        Net investment income                      0.58%**              0.50%                0.44%                   0.97%**

    PORTFOLIO TURNOVER RATE                        47.8%*               64.3%                41.0%                    1.5%*

(1) If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:

   Ratio of Operating Expenses to
   Average Net Assets:                             1.31%**              1.41%                1.68%                   8.41%**

   Ratio of Net Investment Income to
   Average Net Assets:                             0.57%**              0.34%               (0.14%)                 (6.34%)**

*    Non-annualized
**   Annualized
N/A  Not Applicable

                       See notes to financial statements

                                                                          Large Cap Research
                                                                               Portfolio
                                          -----------------------------------------------------------------------------------
                                                                                                            For the period
                                                                                                         from August 20, 1997
                                           Six months ended        Year ended           Year ended          (commencement
                                             June 30, 2000        December 31,         December 31,       of operations) to
                                              (Unaudited)             1999                 1998           December 31, 1997
                                          -----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $       14.991       $       11.964       $        9.905          $       10.000
                                          --------------       --------------       --------------          --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment income                  0.038                0.026                0.069                   0.017
            Net realized and unrealized
                gains (losses)                    (0.736)               3.023                2.023                  (0.096)
                                          --------------       --------------       --------------          --------------
        TOTAL FROM INVESTMENT OPERATIONS          (0.698)               3.049                2.092                  (0.079)
                                          --------------       --------------       --------------          --------------
        DISTRIBUTIONS
            Dividends from net
                investment income                 (0.036)              (0.022)              (0.033)                 (0.016)
            Distributions from net
                realized gains                    (1.275)                  --                   --                      --
                                          --------------       --------------       --------------          --------------
        TOTAL DISTRIBUTIONS                       (1.311)              (0.022)              (0.033)                 (0.016)
                                          --------------       --------------       --------------          --------------
NET ASSET VALUE, END OF PERIOD            $       12.982       $       14.991       $       11.964          $        9.905
                                          --------------       --------------       --------------          --------------
TOTAL RETURN                                      (4.78%)*             25.54%               21.04%                  (0.74%)*
                                          --------------       --------------       --------------          --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period (In
        millions)                         $         40.2       $         36.0       $         13.9          $          1.4

    RATIOS TO AVERAGE NET ASSETS (1):
        Expenses                                   1.25%**              1.25%                1.10%                   1.10%**
        Net investment income                      0.72%**              0.41%                0.97%                   1.53%**

    PORTFOLIO TURNOVER RATE                        38.5%*               67.7%               103.0%                    1.3%*

(1) If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:

   Ratio of Operating Expenses to
   Average Net Assets:                               N/A                1.38%                1.95%                  10.04%**

   Ratio of Net Investment Income to
   Average Net Assets:                               N/A                0.28%                0.12%                  (7.41%)**

*    Non-annualized
**   Annualized
N/A  Not Applicable

                       See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                               Developing Growth
                                                                                   Portfolio
                                              -----------------------------------------------------------------------------------
                                                                                                                For the period
                                                                                                             from August 20, 1997
                                               Six months ended        Year ended           Year ended          (commencement
                                                 June 30, 2000        December 31,         December 31,       of operations) to
                                                  (Unaudited)             1999                 1998           December 31, 1997
                                              -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $       14.885       $       11.241       $       10.549          $       10.000
                                              --------------       --------------       --------------          --------------
        INCOME FROM INVESTMENT OPERATIONS
            Net investment income                     (0.041)              (0.073)              (0.025)                  0.002
            Net realized and unrealized
                gains (losses)                        (1.734)               3.717                0.723                   0.549
                                              --------------       --------------       --------------          --------------
        TOTAL FROM INVESTMENT OPERATIONS              (1.775)               3.644                0.698                   0.551
                                              --------------       --------------       --------------          --------------
        DISTRIBUTIONS
            Dividends from net investment
                income                                    --                   --                   --                  (0.002)
            Distributions from net realized
                gains                                 (0.673)                  --               (0.006)                     --
                                              --------------       --------------       --------------          --------------
        TOTAL DISTRIBUTIONS                           (0.673)                  --               (0.006)                 (0.002)
                                              --------------       --------------       --------------          --------------
NET ASSET VALUE, END OF PERIOD                $       12.437       $       14.885       $       11.241          $       10.549
                                              --------------       --------------       --------------          --------------
TOTAL RETURN                                         (11.78%)*             32.47%*               6.60%                   5.52%*
                                              --------------       --------------       --------------          --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period (In millions)   $         40.8       $         33.6       $         15.9          $          1.7

    RATIOS TO AVERAGE NET ASSETS (1):
        Expenses                                       1.23%**              1.15%                1.00%                   1.00%**
        Net investment income                         (0.71%)**            (0.73%)              (0.47%)                  0.18%**

    PORTFOLIO TURNOVER RATE                            26.0%*               53.2%                18.7%                    9.1%*

(1) If certain expenses had not been
   reimbursed by the Adviser, total return
   would have been lower and the ratios
   would have been as follows:

   Ratio of Operating Expenses to Average
   Net Assets:                                         1.23%**              1.34%                1.70%                   9.00%**

   Ratio of Net Investment Income to Average
   Net Assets:                                        (0.71%)**            (0.92%)              (1.17%)                 (7.82%)**

*    Non-annualized
**   Annualized
N/A  Not Applicable

                       See notes to financial statements

                                                          Lord Abbett Growth and Income
                                                                    Portfolio
                                                    -----------------------------------------
                                                                            For the period
                                                                         from January 8, 1999
                                                     Six months ended       (commencement
                                                       June 30, 2000      of operations) to
                                                        (Unaudited)       December 31, 1999
                                                    -----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       24.071       $       21.603
                                                    --------------       --------------
        INCOME FROM INVESTMENT OPERATIONS
            Net investment income                            0.173                0.274
            Net realized and unrealized gains
                (losses)                                    (0.688)               2.194
                                                    --------------       --------------
        TOTAL FROM INVESTMENT OPERATIONS                    (0.515)               2.468
                                                    --------------       --------------
        DISTRIBUTIONS
            Dividends from net investment income            (0.283)                  --
            Distributions from net realized gains           (0.393)                  --
                                                    --------------       --------------
        TOTAL DISTRIBUTIONS                                 (0.676)                  --
                                                    --------------       --------------
NET ASSET VALUE, END OF PERIOD                      $       22.880       $       24.071
                                                    --------------       --------------
TOTAL RETURN                                                (2.17%)*             11.38%*
                                                    --------------       --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period (In millions)         $        839.4       $        887.0

    RATIOS TO AVERAGE NET ASSETS (1):
        Expenses                                             0.70%**              0.70%**
        Net investment income                                1.43%**              1.24%**

    PORTFOLIO TURNOVER RATE                                  28.6%*               70.8%*

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of Operating Expenses to Average Net
   Assets:                                                     N/A                  N/A

   Ratio of Net Investment Income to Average Net
   Assets:                                                     N/A                  N/A

                                                                                        Balanced
                                                                                       Portfolio
                                                    --------------------------------------------------------------------------------
                                                                                                                    For the period
                                                                                                                   from July 1, 1997
                                                     Six months ended        Year ended           Year ended         (commencement
                                                       June 30, 2000        December 31,         December 31,      of operations) to
                                                        (Unaudited)             1999                 1998          December 31, 1997
                                                    --------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       11.858       $       11.398       $       10.389         $       10.000
                                                    --------------       --------------       --------------         --------------
        INCOME FROM INVESTMENT OPERATIONS
            Net investment income                            0.135                0.232                0.223                  0.123
            Net realized and unrealized gains
                (losses)                                    (0.136)               0.581                1.152                  0.477
                                                    --------------       --------------       --------------         --------------
        TOTAL FROM INVESTMENT OPERATIONS                    (0.001)               0.813                1.375                  0.600
                                                    --------------       --------------       --------------         --------------
        DISTRIBUTIONS
            Dividends from net investment income            (0.001)              (0.233)              (0.222)                (0.124)
            Distributions from net realized gains           (0.080)              (0.120)              (0.144)                (0.087)
                                                    --------------       --------------       --------------         --------------
        TOTAL DISTRIBUTIONS                                 (0.081)              (0.353)              (0.366)                (0.211)
                                                    --------------       --------------       --------------         --------------
NET ASSET VALUE, END OF PERIOD                      $       11.776       $       11.858       $       11.398         $       10.389
                                                    --------------       --------------       --------------         --------------
TOTAL RETURN                                                 0.01%*               7.14%               13.31%                  6.01%*
                                                    --------------       --------------       --------------         --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period (In millions)         $          9.9       $          9.7       $          4.6         $          1.5
    RATIOS TO AVERAGE NET ASSETS (1):
        Expenses                                             1.10%**              1.10%                1.10%                  1.10%*
*
        Net investment income                                2.36%**              2.52%                2.54%                  2.74%*
*
    PORTFOLIO TURNOVER RATE                                  23.3%*               27.4%                36.0%                  13.6%*
(1) If certain expenses had not been reimbursed by
   the Adviser, total return would have been lower
   and the ratios would have been as follows:
   Ratio of Operating Expenses to Average Net
   Assets:                                                   1.82%**              2.06%                3.08%                  3.81%*
*
   Ratio of Net Investment Income to Average Net
   Assets:                                                   1.64%**              1.56%                0.56%                  0.03%*
*

*    Non-annualized
**   Annualized
N/A  Not Applicable

                       See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                           Equity Income
                                                                             Portfolio
                                          --------------------------------------------------------------------------------
                                                                                                          For the period
                                                                                                         from July 1, 1997
                                           Six months ended        Year ended           Year ended         (commencement
                                             June 30, 2000        December 31,         December 31,      of operations) to
                                              (Unaudited)             1999                 1998          December 31, 1997
                                          --------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $       11.169       $       11.626       $       11.047        $       10.000
                                          --------------       --------------       --------------        --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment income                  0.093                0.194                0.167                 0.074
            Net realized and unrealized
                gains (losses)                    (0.439)               0.107                0.862                 1.192
                                          --------------       --------------       --------------        --------------
        TOTAL FROM INVESTMENT OPERATIONS          (0.346)               0.301                1.029                 1.266
                                          --------------       --------------       --------------        --------------
        DISTRIBUTIONS
            Dividends from net
                investment income                 (0.002)              (0.190)              (0.167)               (0.074)
            Distributions from net
                realized gains                        --               (0.568)              (0.283)               (0.145)
                                          --------------       --------------       --------------        --------------
        TOTAL DISTRIBUTIONS                       (0.002)              (0.758)              (0.450)               (0.219)
                                          --------------       --------------       --------------        --------------
NET ASSET VALUE, END OF PERIOD            $       10.821       $       11.169       $       11.626        $       11.047
                                          --------------       --------------       --------------        --------------
TOTAL RETURN                                      (3.11%)*              2.51%                9.35%                12.69%*
                                          --------------       --------------       --------------        --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period (In
        millions)                         $          6.9       $          7.0       $          4.7        $          1.7

    RATIOS TO AVERAGE NET ASSETS (1):
        Expenses                                   1.10%**              1.10%                1.10%                 1.10%**
        Net investment income                      1.75%**              1.85%                1.79%                 1.65%**

    PORTFOLIO TURNOVER RATE                        27.4%*               58.8%                79.4%                 17.9%*

(1) If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:

   Ratio of Operating Expenses to
   Average Net Assets:                             2.12%**              2.23%                2.69%                 3.58%**

   Ratio of Net Investment Income to
   Average Net Assets:                             0.73%**              0.72%                0.20%                (0.83%)**

*    Non-annualized
**   Annualized

                       See notes to financial statements

                                                                       Growth & Income Equity
                                                                             Portfolio
                                          --------------------------------------------------------------------------------
                                                                                                          For the period
                                                                                                         from July 1, 1997
                                           Six months ended        Year ended           Year ended         (commencement
                                             June 30, 2000        December 31,         December 31,      of operations) to
                                              (Unaudited)             1999                 1998          December 31, 1997
                                          --------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $       13.788       $       11.995       $       10.710        $       10.000
                                          --------------       --------------       --------------        --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment income                  0.019                0.049                0.057                 0.033
            Net realized and unrealized
                gains (losses)                    (0.255)               1.890                1.538                 0.793
                                          --------------       --------------       --------------        --------------
        TOTAL FROM INVESTMENT OPERATIONS          (0.236)               1.939                1.595                 0.826
                                          --------------       --------------       --------------        --------------
        DISTRIBUTIONS
            Dividends from net
                investment income                     --               (0.049)              (0.058)               (0.032)
            Distributions from net
                realized gains                    (0.192)              (0.097)              (0.252)               (0.084)
                                          --------------       --------------       --------------        --------------
        TOTAL DISTRIBUTIONS                       (0.192)              (0.146)              (0.310)               (0.116)
                                          --------------       --------------       --------------        --------------
NET ASSET VALUE, END OF PERIOD            $       13.360       $       13.788       $       11.995        $       10.710
                                          --------------       --------------       --------------        --------------
TOTAL RETURN                                      (1.72%)*             16.17%               14.95%                 8.26%*
                                          --------------       --------------       --------------        --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period (In
        millions)                         $         16.4       $         16.4       $          9.1        $          2.4

    RATIOS TO AVERAGE NET ASSETS (1):
        Expenses                                   1.10%**              1.10%                1.10%                 1.10%**
        Net investment income                      0.29%**              0.45%                0.65%                 0.87%**

    PORTFOLIO TURNOVER RATE                        32.7%*               37.8%                57.5%                 18.1%*

(1) If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:

   Ratio of Operating Expenses to
   Average Net Assets:                             1.51%**              1.59%                2.00%                 3.51%**

   Ratio of Net Investment Income to
   Average Net Assets:                            (0.12%)**            (0.04%)              (0.25%)               (1.54%)**

*    Non-annualized
**   Annualized

                       See notes to financial statements

                               COVA SERIES TRUST
                   Notes to Financial Statements (Unaudited)
                                 June 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Cova Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers thirteen diversified portfolios (each, a Fund and collectively, the Funds) each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord, Abbett & Co. manages the Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, and Lord Abbett Growth and Income Portfolio. FIRSTAR Investment and Research Management Company, LLC, "FIRMCO", (formerly Mississippi Valley Advisors Inc.) manages the Balanced Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio.

The Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio commenced operations on April 2, 1996. The Balanced Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio commenced operations on July 1, 1997. The Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio commenced operations on August 20, 1997. The Lord Abbett Growth and Income Portfolio commenced operations on January 8, 1999. The Riggs U.S. Government Securities Portfolio and Riggs Stock Portfolio, managed by Riggs Bank N.A., ceased operations on June 29, 2000.

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a straight line basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes. In addition, any Funds subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Large Cap Stock, Quality Bond and International Equity Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Funds annually declare, pay and automatically reinvest dividends from net investment income and distributions of any net realized capital gains.

                               COVA SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
F. DERIVATIVES - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds primarily use derivative instruments to protect against possible changes in the market value of their investments. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Funds and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Funds may hold.

A. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Funds are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

B. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are market-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

C. FORWARD FOREIGN CURRENCY CONTRACTS - The Quality Bond and International Equity Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITY LENDING - The Funds may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower financially. The Funds receive compensation for lending their securities.

                               COVA SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
H. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Fund does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. REVERSE REPURCHASE AGREEMENTS - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Fund may be delayed or limited.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser"), pursuant to which the Adviser manages the investment operations of the Trust's affairs. On January 6, 2000, the Adviser's ultimate parent company, General American Mutual Holding Company, was acquired by the Metropolitan Life Insurance Company. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord, Abbett & Co., and FIRMCO (the "Sub-advisers") for investment advisory services in connection with the investment management of the Funds.

The Adviser supervises the Sub-advisers and makes recommendations to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based upon annual rates applied to each of the Funds' average daily net assets as follows:

Fund                           Average Daily Net Assets  % Per Annum
----                           ------------------------  -----------

Small Cap Stock                All                       .85%
Quality Bond                   First $75 Million         .55%
                               Over $75 Million          .50%
Select Equity                  First $50 Million         .75%
                               Over $50 Million          .65%
Large Cap Stock                All                       .65%
International Equity           First $50 Million         .85%
                               Over $50 Million          .75%
Lord Abbett Growth and Income  All                       .65%
Bond Debenture                 All                       .75%

                               COVA SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Fund                           Average Daily Net Assets  % Per Annum
----                           ------------------------  -----------

Mid-Cap Value                  All                       1%
Large Cap Research             All                       1%
Developing Growth              All                       .90%
Balanced                       All                       1%
Equity Income                  All                       1%
Growth & Income Equity         All                       1%

The Trust has entered into a Custodian, Fund Accounting, and Transfer Agency Agreement with Investors Bank & Trust Company ("Investors Bank").

Cova Variable Annuity Account One and Five, Cova Variable Life Account One, Five, and Eight, and First Cova Variable Annuity Account One are separate investment accounts offered by Cova Financial Services Life Insurance Co. and its subsidiaries, Cova Financial Life Insurance Co. and First Cova Life Insurance Co. (collectively "Cova Life"). At June 30, 2000, Cova Life owned all shares of beneficial interest of each Fund except those listed below.

                                              Percentage of Ownership
                                     ------------------------------------------
                                     Cova Life     Lord, Abbett & Co.    FIRMCO
                                     ---------     ------------------    ------

Mid-Cap Value                            99.6%                 0.4%         --
Large Cap Research                       99.6%                 0.4%         --
Developing Growth                        99.7%                 0.3%         --
Balanced                                 86.9%                  --        13.1%
Equity Income                            82.3%                  --        17.7%
Growth & Income Equity                   91.3%                  --         8.7%

The Adviser has voluntarily reimbursed each of the Funds, exclusive of the Lord Abbett Growth and Income, Small Cap, Select Equity, and International Equity Portfolios, for their operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .10% of the average daily net assets of the Quality Bond, Large Cap Stock, Bond Debenture, Balanced, Equity Income, and Growth & Income Equity Portfolios. The Adviser has voluntarily reimbursed the Mid-Cap Value, Large Cap Research, and Developing Growth Portfolios for their operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .30% of the average daily net assets.

                               COVA SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 2000

3. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2000 were as follows:

                                                       Purchases
                                     ----------------------------------------------
Portfolio:                           U.S. Government   Non-Government     Total
----------                           ---------------   --------------     -----

Small Cap Stock                        $          0     $ 61,473,274   $ 61,473,274
Quality Bond                            108,071,373       16,607,144    124,678,517
Select Equity                                     0       10,973,856     10,973,856
Large Cap Stock                                   0       93,880,879     93,880,879
International Equity                              0       80,933,763     80,933,763
Bond Debenture                           20,012,500       34,491,859     54,504,359
Mid-Cap Value                                     0       18,268,542     18,268,542
Large Cap Research                                0       19,895,989     19,895,989
Developing Growth                                 0       20,104,723     20,104,723
Lord Abbett Growth and Income                     0      234,740,901    234,740,901
Balanced                                          0        2,728,051      2,728,051
Equity Income                                     0        1,772,941      1,772,941
Growth & Income Equity                            0        5,545,837      5,545,837

                                                         Sales
                                     ----------------------------------------------
Portfolio:                           U.S. Government   Non-Government     Total
----------                           ---------------   --------------     -----

Small Cap Stock                        $          0     $ 61,023,145   $ 61,023,145
Quality Bond                            101,737,631       26,679,858    128,417,489
Select Equity                                     0       10,880,658     10,880,658
Large Cap Stock                                   0       78,481,255     78,481,255
International Equity                              0       76,253,081     76,253,081
Bond Debenture                           16,035,355       47,909,901     63,945,256
Mid-Cap Value                                     0       15,245,078     15,245,078
Large Cap Research                                0       13,645,532     13,645,532
Developing Growth                                 0        9,217,013      9,217,013
Lord Abbett Growth and Income                     0      277,147,340    277,147,340
Balanced                                    196,307        1,815,925      2,012,232
Equity Income                                     0        2,008,456      2,008,456
Growth & Income Equity                            0        5,038,894      5,038,894

                               COVA SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 2000

3. INVESTMENT TRANSACTIONS - CONTINUED
At June 30, 2000, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                                                                    Unrealized Net
                                Federal Income  Gross Unrealized  Gross Unrealized  Appreciation/
Portfolio:                         Tax Cost       Appreciation     (Depreciation)   (Depreciation)
----------                         --------       ------------     --------------   --------------

Small Cap Stock                  $106,958,243     $ 25,335,304      $(10,161,942)    $15,173,362
Quality Bond                       96,730,082          678,372        (1,219,911)       (541,539)
Select Equity                     241,249,909       39,261,778       (28,040,847)     11,220,931
Large Cap Stock                   262,362,102       46,081,034       (24,610,578)     21,470,456
International Equity              136,128,338       18,710,105        (8,004,567)     10,705,538
Bond Debenture                    174,591,625        4,356,576       (12,973,601)     (8,617,025)
Mid-Cap Value                      34,624,235        5,386,100        (2,302,313)      3,083,787
Large Cap Research                 41,079,540        3,763,853        (3,205,587)        558,266
Developing Growth                  39,798,822        8,672,415        (7,313,024)      1,359,391
Lord Abbett Growth and Income     813,118,568      106,197,064       (65,817,869)     40,379,195
Balanced                            8,820,254          921,501          (829,796)         91,705
Equity Income                       6,914,688          554,668        (1,038,478)       (483,810)
Growth & Income Equity             14,388,046        3,023,266        (1,707,844)      1,315,422

4. FUTURES CONTRACTS

Transactions in futures contracts for the six months ended June 30, 2000, were as follows:

                                      Quality     Large    International
                                       Bond     Cap Stock     Equity
                                     Portfolio  Portfolio    Portfolio
                                     ---------  ---------    ---------

Futures Contracts Outstanding at
  December 31, 1999                       318        11            --
  Contracts Opened                        736        61            55
  Contracts Closed                       (931)      (55)           --
                                      -------    ------      --------
Futures Contracts Outstanding at
  June 30, 2000                           123        17            55
                                      =======    ======      ========

The futures contracts outstanding as of June 30, 2000 and the description and unrealized appreciation or depreciation were as follows:

                                                                        Unrealized
                                     Contracts  Notional Value  Appreciation/(Depreciation)
                                     ---------  --------------  ---------------------------

International Equity Portfolio:
Dow Jones Euro Stock 50 Futures             39    $1,928,934             $ (49,877)
September 2000 - Long

International Equity Portfolio:
FTSE 100 Index Futures                       3    $  289,631             $   5,175
September 2000 - Long

International Equity Portfolio:
SPI Futures                                  6    $  302,656             $  (8,008)
September 2000 - Short

                               COVA SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 2000

4. FUTURES CONTRACTS - CONTINUED

                                                                        Unrealized
                                     Contracts  Notional Value  Appreciation/(Depreciation)
                                     ---------  --------------  ---------------------------

International Equity Portfolio:
TSE Topix Futures                            7    $1,062,315             $ (25,878)
September 2000 - Short

Large Cap Stock Portfolio:
S & P 500 Index Futures                     17    $6,239,426             $ (86,668)
September 2000 - Long

Quality Bond Portfolio:
U.S. Treasury Bond Futures                   4    $  389,375             $  10,470
September 2000 - Long

Quality Bond Portfolio:
U.S. Treasury Note 5 Year Futures           55    $5,452,568             $   7,266
September 2000 - Long

Quality Bond Portfolio:
U.S. Treasury Note 10 Year Futures          64    $6,303,000             $(129,766)
September 2000 - Short

5. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts for the International Equity Portfolio at June 30, 2000, were as follows:

Forward Foreign Currency Contracts to Buy:

                                                                                        Net Unrealized
                                                              Value at     In Exchange  Appreciation/
      Settlement Date         Contracts to Receive          June 30, 2000  for U.S. $   (Depreciation)
      ---------------         --------------------          -------------  ----------   --------------

           7/3/2000            550,000 Euro Dollar           $   527,284   $   523,435     $  3,849
          7/10/2000     1,947,399 British Pound Sterling       2,948,388     3,042,949      (94,561)
          7/10/2000          18,650,302 Euro Dollar           17,888,624    17,199,236      689,388
          7/10/2000        1,873,524,730 Japanese Yen         17,707,947    17,695,756       12,191
          7/10/2000           2,177,765 Swiss Franc            1,341,065     1,268,000       73,065
                                                                                           --------
                                                                                            683,932
                                                                                           ========

Forward Foreign Currency Contracts to Sell:

                                                                                        Net Unrealized
                                                              Value at     In Exchange  Appreciation/
      Settlement Date         Contracts to Deliver          June 30, 2000  for U.S. $   (Depreciation)
      ---------------         --------------------          -------------  ----------   --------------

           7/3/2000      344,300 British Pound Sterling      $   521,199   $   523,435    $   2,236
          7/10/2000     2,519,451 British Pound Sterling       3,814,483     3,943,685      129,202
          7/10/2000          11,459,837 Euro Dollar           10,991,818    10,456,986     (534,832)
          7/10/2000        2,373,673,309 Japanese Yen         22,435,192    22,269,197     (165,995)
          7/10/2000           6,125,290 Swiss Franc            3,771,947     3,681,173      (90,774)
                                                                                          ---------
                                                                                           (660,163)
                                                                                          =========

                               COVA SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 2000

6. SECURITY LENDING

As of June 30, 2000, certain Portfolios had loaned securities which were collateralized by short term investments. Each Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of the securities on loan and the value of the related collateral were as follows:

Fund                                      Value of Securities  Value of Collateral
----                                      -------------------  -------------------

Small Cap Stock                               $15,662,592          $16,242,249
Quality Bond                                  $ 6,960,136          $ 7,081,663
Select Equity                                 $12,018,263          $12,385,500
Large Cap Stock                               $12,684,051          $13,099,200
International Equity                          $10,784,238          $11,422,790
Bond Debenture                                $ 8,393,044          $ 8,583,656
Mid-Cap Value                                 $   232,967          $   241,320
Large Cap Research                            $ 3,839,734          $ 3,978,336
Developing Growth                             $ 2,994,457          $ 3,126,600
Lord Abbett Growth and Income                 $43,761,343          $45,495,615

7. PROXY VOTING RESULTS

A special meeting of the Funds' shareholders was held on January 6, 2000, as adjourned from December 23, 1999. The results of votes taken among shareholders on proposals before them are reported below.

PROPOSAL 1:

    To approve a New Investment Advisory Agreement between Cova Investment Advisory Corporation and Cova Series Trust, such New Investment Advisory Agreement to contain the same terms and conditions as the current Investment Advisory Agreement except for the dates of execution, effectiveness and termination.

Name of Portfolio                          FOR          AGAINST        ABSTAIN
-----------------                          ---          -------        -------

J.P. Morgan:
  Quality Bond                         8,691,406.774    79,946.014     198,606.356
  Small Cap Stock                      6,077,177.487    37,360.639     211,859.963
  Large Cap Stock                     12,184,212.280    75,152.574     306,007.895
  Select Equity                       14,886,139.727    84,172.180     409,902.260
  International Equity                 8,166,318.635    49,903.063     236,732.570
Lord, Abbett & Co.:
  Bond Debenture                      13,122,272.625    86,410.035     420,341.120
  Mid-Cap Value                        2,462,281.489     9,053.062      73,431.172
  Large Cap Research                   2,200,043.069         0.000      64,962.829
  Developing Growth                    2,032,302.306    17,915.644      72,575.772
  Lord Abbett Growth and Income       35,394,437.195   248,869.019   1,178,927.909
Mississippi Valley Advisors Inc.:
  Balanced                               622,428.276    18,133.335      23,004.638
  Equity Income                          458,726.574     2,578.520      11,462.263
  Growth & Income Equity               1,034,850.037         0.000      28,214.795
Riggs Bank:
  Riggs Stock                             11,942.215         0.000           0.000
  Riggs U.S. Government Securities        21,483.451         0.000           0.000

                               COVA SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JUNE 30, 2000

7. PROXY VOTING RESULTS - CONTINUED
PROPOSAL 2:

    To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and J.P. Morgan Investment Management Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

Name of Portfolio                          FOR          AGAINST        ABSTAIN
-----------------                          ---          -------        -------

J.P. Morgan
  Quality Bond                         8,694,267.577    80,941.416     194,750.150
  Small Cap Stock                      6,077,447.504    52,260.865     196,689.720
  Large Cap Stock                     12,232,013.184    72,413.984     260,945.581
  Select Equity                       14,896,949.669    92,745.539     390,518.958
  International Equity                 8,143,073.567    63,584.094     246,296.607

PROPOSAL 3:

    To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Lord, Abbett & Co., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

Name of Portfolio                          FOR          AGAINST        ABSTAIN
-----------------                          ---          -------        -------

Lord, Abbett:
  Bond Debenture                      13,164,795.350    91,879.238     372,349.193
  Mid-Cap Value                        2,469,786.540     4,786.053      70,193.129
  Large Cap Research                   2,197,789.176         0.000      67,216.722
  Developing Growth                    2,044,088.035    14,413.495      64,242.193
  Lord Abbett Growth and Income       35,428,800.441   269,039.875   1,124,393.808

PROPOSAL 4:

    To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Mississippi Valley Advisors Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

Name of Portfolio                          FOR          AGAINST        ABSTAIN
-----------------                          ---          -------        -------

Mississippi Valley Advisors Inc.:
  Balanced                               621,704.426    18,133.335      23,728.489
  Equity Income                          458,726.574         0.000      14,040.784
  Growth & Income Equity               1,029,055.878         0.000      34,008.954

PROPOSAL 5:

    To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Riggs Bank N.A., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

Name of Portfolio                          FOR          AGAINST        ABSTAIN
-----------------                          ---          -------        -------

Riggs Bank:
  Riggs Stock                             11,942.215         0.000           0.000
  Riggs U.S. Government Securities        21,483.451         0.000           0.000